UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21944
                                                    -----------

                      First Trust Exchange-Traded Fund II
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
       -----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
       -----------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                     Date of fiscal year end: September 30
                                             --------------

                    Date of reporting period: March 31, 2013
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund II
-----------------------------------

      First Trust STOXX(R) European Select Dividend Index Fund

      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

      First Trust Dow Jones Global Select Dividend Index Fund

      First Trust ISE Global Wind Energy Index Fund

      First Trust ISE Global Engineering and Construction Index Fund

      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund

      First Trust ISE Global Copper Index Fund

      First Trust ISE Global Platinum Index Fund

      First Trust BICK Index Fund

      First Trust NASDAQ CEA Smartphone Index Fund

      First Trust NASDAQ Global Auto Index Fund

      First Trust ISE Cloud Computing Index Fund


------------------
Semi-Annual Report
  March 31, 2013
------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      First Trust Exchange-Traded Fund II
                                 March 31, 2013


Shareholder Letter ........................................................... 2
Market Overview .............................................................. 3
Fund Performance Overview
   First Trust STOXX(R) European Select Dividend Index Fund................... 4
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund...... 6
   First Trust Dow Jones Global Select Dividend Index Fund ................... 8
   First Trust ISE Global Wind Energy Index Fund .............................10
   First Trust ISE Global Engineering and Construction Index Fund ............12
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund ..14
   First Trust ISE Global Copper Index Fund ..................................16
   First Trust ISE Global Platinum Index Fund ................................18
   First Trust BICK Index Fund ...............................................20
   First Trust NASDAQ CEA Smartphone Index Fund ..............................22
   First Trust NASDAQ Global Auto Index Fund .................................24
   First Trust ISE Cloud Computing Index Fund ................................26
Notes to Fund Performance Overview ...........................................28
Understanding Your Fund Expenses .............................................29
Portfolio of Investments
   First Trust STOXX(R) European Select Dividend Index Fund ..................31
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund .....33
   First Trust Dow Jones Global Select Dividend Index Fund ...................38
   First Trust ISE Global Wind Energy Index Fund .............................41
   First Trust ISE Global Engineering and Construction Index Fund ............43
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund ..45
   First Trust ISE Global Copper Index Fund ..................................47
   First Trust ISE Global Platinum Index Fund ................................49
   First Trust BICK Index Fund ...............................................51
   First Trust NASDAQ CEA Smartphone Index Fund ..............................54
   First Trust NASDAQ Global Auto Index Fund .................................57
   First Trust ISE Cloud Computing Index Fund ................................59
Statements of Assets and Liabilities .........................................60
Statements of Operations .....................................................64
Statements of Changes in Net Assets ..........................................68
Financial Highlights .........................................................74
Notes to Financial Statements ................................................80
Additional Information .......................................................89
Risk Considerations ..........................................................93

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Market Strategist, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 MARCH 31, 2013
Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Exchange-Traded Fund II (the "Trust"). This report gives detailed information for the past six months about the Funds that comprise the Trust. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

The last six months were certainly more positive for the U.S. markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 16% during the year ended December 31, 2012. While past performance can never be an indicator of future performance, many economists and investors have felt positive about the current market environment. As I have written many times, however, First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

First Trust has always been a long-term investor and investment manager. After 22 years of delivering quality products to investors, we believe we have the perspective to weather different markets with our knowledgeable and seasoned research staff, our management and operations teams, along with the various products we offer. You may want to talk to your advisor about the other investments First Trust offers that could fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Exchange-Traded Fund II and Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2013


ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

The International Monetary Fund (IMF) is forecasting a global GDP growth rate of 3.3% for 2013 and 4.0% for 2014, according to its own release. The IMF sees much faster growth in "Emerging Market and Developing Economies." It has a GDP growth rate estimate of 5.3% (2013) and 5.7% (2014) for this category. Its estimates for "Advanced Economies" are 1.2% (2013) and 2.2% (2014). The U.S. is expected to grow at a better clip than other advanced nations. For the U.S., IMF is looking for a growth rate of 1.9% in 2013 and 3.0% in 2014. Investors should take some comfort in these GDP growth estimates looking out through 2014, in our opinion.

In the U.S., the Obama Administration made a downward adjustment to its long-term GDP growth rate forecast, lowering its estimate from 2.5% in the 2013 budget proposal to 2.4% in its 2014 proposal, according to Reuters. This is somewhat of a target growth rate where the Administration believes growth can persist without generating a level of inflation capable of putting economic stability at risk. The Blue Chip Economic Indicators survey of private economists revealed a consensus average growth rate of 2.5% over the long term, slightly more optimistic. For comparative purposes, the average annual GDP growth rate in the U.S. over the past 15 years (1997-2012) was 2.5%. It seems like the more things change, the more they stay the same.

A study released the first week of March by the National Bureau of Economic Research suggests that the Federal Reserve's policy of keeping interest rates artificially low to encourage lending might be doing just the opposite, according to CNNMoney.com. At the end of 2012, banks had lent out just less than 70% of their deposits, well below the 93% level reached prior to the financial crisis. It appears that many of the biggest banks in the U.S. have been borrowing more of their capital via long-term debt, which locks in a big chunk of their funding costs. The study found that for 12 of the 16 largest banks in the U.S., lower interest rates actually make it more expensive to lend. The four largest banks in the U.S. account for nearly 40% of all loans. The study suggests that higher short-term interest rates could be the way to boost lending at the larger banking institutions. Chairman Bernanke has stated that the Fed would likely continue buying bonds ($85 billion of Treasuries and mortgage-backed securities per month) until the unemployment rate falls to 6.5%. A recent survey by the National Association for Business Economics revealed that 44% of its members now believe the Fed's monetary policy is "too stimulative," up from 26% in September 2012, according to the Los Angeles Times. Two-thirds of those polled said the Fed should terminate its bond-buying program this year.

GLOBAL MARKETS

Investors poured a net $77.1 billion (open-end mutual and closed-end funds and exchange traded products) into International/Global Equity funds in Q1'13, up significantly from $28 billion in Q1'12, according to Strategic Insight, LLC. Net inflows into International/Global Bond funds totaled approximately $27.6 billion in Q1'13, less than half the amount that went into equities. With interest rates still hovering near their historical lows, investors appear to be willing to accept more risk in 2013 for the potential of achieving higher returns.

For the 6-month period ended March 31, 2013, the MSCI World (ex U.S.) Index and MSCI Emerging Markets Indices were up 10.92% (USD) and 3.64% (USD), respectively. The S&P 500 Index posted a 10.19% gain. With respect to the foreign debt markets, the Barclays Capital Global Aggregate Bond Index and Barclays Capital Global Emerging Markets Index returned -2.6% (USD) and 1.8%
(USD), respectively. The U.S. dollar was up 3.8% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). Investors were able to capture higher returns in foreign equities than in foreign bonds over the past six months.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FDD - FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND

First Trust STOXX(R) European Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the STOXX(R) Europe Select Dividend 30 Index (the "STOXX Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FDD." The Fund will normally invest at least 90% of its net assets in non-U.S. common stocks that comprise the STOXX Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts or other depositary receipts (collectively, the "Depositary Receipts") representing securities in the STOXX Index.

The STOXX Index consists of 30 high dividend-yielding securities selected from the STOXX(R) Europe 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company). The STOXX(R) Europe 600 Index covers 18 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The STOXX Index is compiled and maintained by STOXX Limited. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years     Inception        5 Years     Inception
                                                Ended        Ended       Ended      (8/27/07)         Ended      (8/27/07)
                                               3/31/13      3/31/13     3/31/13     to 3/31/13       3/31/13     to 3/31/13
FUND PERFORMANCE
 NAV                                            -0.09%        0.07%      -10.22%       -11.17%       -41.69%       -48.45%
 Market Price                                   -0.47%       -0.27%      -10.30%       -11.09%       -41.93%       -48.21%

INDEX PERFORMANCE
 STOXX(R) Europe Select Dividend 30 Index        0.06%        0.32%      -10.05%       -10.67%       -41.13%       -46.79%
 STOXX(R) Europe 600 Index                      10.27%       11.11%       -1.85%        -2.25%        -8.93%       -11.93%
 MSCI Europe Index                               9.91%       10.56%       -2.08%        -2.44%        -9.98%       -12.91%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)


-----------------------------
The STOXX(R) Europe Select Dividend 30 Index and the trademark used in the index name are the intellectual property of STOXX Limited, Zurich, Switzerland. The index is used under license from STOXX. The Fund is in no way sponsored, endorsed, sold or promoted by STOXX and/or its licensors and neither STOXX nor its licensors shall have any liability with respect thereto.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FDD - FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   33.88%
Utilities                                    20.49
Industrials                                  13.72
Telecommunication Services                   12.52
Health Care                                   7.84
Consumer Discretionary                        5.81
Energy                                        5.74
                                           --------
    Total                                   100.00%
                                           ========

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Belgacom S.A.                                 5.54%
Banco Santander S.A.                          4.76
France Telecom S.A.                           4.75
AstraZeneca PLC                               4.40
Zurich Insurance Group AG                     4.23
E. ON SE                                      4.13
BAE Systems PLC                               3.94
RSA Insurance Group PLC                       3.87
Catlin Group Ltd.                             3.80
SSE PLC                                       3.80
                                           --------
    Total                                    43.22%
                                           ========

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        AUGUST 27, 2007 - MARCH 31, 2013

             First Trust STOXX(R)     STOXX(R) Europe        STOXX(R)
               European Select       Select Dividend 30     Europe 600      MSCI Europe
             Dividend Index Fund           Index               Index           Index
             --------------------    ------------------    -------------    -----------
8/27/07            $10000                 $10000              $10000          $10000
9/30/07             10323                  10304               10622           10636
3/31/08              8841                   9039                9670            9675
9/30/08              5562                   5539                7333            7347
3/31/09              3201                   3263                4836            4846
9/30/09              5182                   5275                7484            7462
3/31/10              5053                   5178                7600            7565
9/30/10              5133                   5271                7697            7658
3/31/11              5682                   5844                8574            8520
9/30/11              4789                   4959                6786            6754
3/31/12              5151                   5305                7927            7877
9/30/12              5159                   5319                7987            7923
3/31/13              5154                   5322                8807            8707


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2007 through March 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                    ------------------------------------------    ------------------------------------------
                         NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                   AT/ABOVE NAV                                   BELOW NAV
                    ------------------------------------------    ------------------------------------------
                     0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD       0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
10/1/07 - 9/30/08      38          55         74         30         25         12          10          9
10/1/08 - 9/30/09      34          27         43         84         19         18          15         12
10/1/09 - 9/30/10      49          28         14         11         57         46          36         11
10/1/10 - 9/30/11      79          70          5          0         67         28           3          1
10/1/11 - 9/30/12      85          80         24          2         44         16           0          0
10/1/12 - 3/31/13      42          69          5          0          6          0           0          0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FFR - FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the "Fund"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index (the "FTSE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FFR." The Fund will normally invest at least 90% of its net assets in common stocks that comprise the FTSE Index or in Depositary Receipts representing securities in the FTSE Index.

The FTSE Index is compiled and maintained by FTSE International Limited. The FTSE Index is modified market cap weighted based on free float market capitalization and tracks the performance of listed real estate companies or real estate investment trusts ("REITs") in North America, Europe and Asia. The FTSE Index is comprised of the FTSE EPRA/NAREIT North America Series, the FTSE EPRA/NAREIT Europe Series and the FTSE EPRA/NAREIT Asia Series.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended       (8/27/07)        Ended       (8/27/07)
                                               3/31/13      3/31/13     3/31/13     to 3/31/13       3/31/13     to 3/31/13
FUND PERFORMANCE
 NAV                                            12.27%       20.38%        2.61%         0.45%        13.77%         2.52%
 Market Price                                   12.18%       20.61%        2.43%         0.44%        12.74%         2.47%

INDEX PERFORMANCE
 FTSE EPRA/NAREIT Developed Index               12.54%       21.25%        3.52%         1.33%        18.89%         7.68%
 S&P Global REIT Index                          11.78%       19.00%        3.40%         1.33%        18.19%         7.70%
 MSCI World REIT Index                           9.45%       17.67%        2.24%         0.22%        11.70%         1.21%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)


-----------------------------
The FTSE EPRA/NAREIT Developed Index is calculated by FTSE International Limited ("FTSE"). FTSE does not sponsor, endorse or promote the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. All copyright in the index values and constituent list vests in FTSE and/or its licensors. First Trust and the Fund have obtained full license from FTSE to use such copyright in the creation of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. "FTSE(R)", "FT-SE(R)" and "Footsie(R)" are trademarks jointly owned by the London Stock Exchange Plc and the Financial Times Limited and are used by FTSE under license. "NAREIT(R)" is the trademark of the National Association of Real Estate Investment Trusts and "EPRA(R)" is the trademark of the European Public Real Estate Association and are used by FTSE under license.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FFR - FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   99.94%
Health Care                                   0.06
                                           --------
    Total                                   100.00%
                                           ========

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Simon Property Group, Inc.                    4.60%
Mitsubishi Estate Co., Ltd.                   3.39
Mitsui Fudosan Co., Ltd.                      2.30
Westfield Group                               2.22
HCP, Inc.                                     2.14
Unibail-Rodamco SE                            2.09
Public Storage                                2.06
Ventas, Inc.                                  2.04
Sun Hung Kai Properties Ltd.                  1.97
Sumitomo Realty & Development Co., Ltd.       1.75
                                           --------
     Total                                   24.56%
                                           ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        AUGUST 27, 2007 - MARCH 31, 2013

                First Trust FTSE
                  EPRA/NAREIT
               Developed Markets       FTSE EPRA/NAREIT    S&P Global    MSCI World
             Real Estate Index Fund    Developed Index     REIT Index    REIT Index
             ----------------------    ----------------    ----------    ----------
8/27/07             $10000                 $10000           $10000        $10000
9/30/07              10686                  10693            10581         10656
3/31/08               9012                   9057             9112          9061
9/30/08               7443                   7420             7905          7901
3/31/09               3849                   3909             3762          3678
9/30/09               6500                   6645             6368          6086
3/31/10               7022                   7212             6985          6578
9/30/10               7636                   7868             7608          7124
3/31/11               8314                   8606             8557          8108
9/30/11               7012                   7327             7481          7136
3/31/12               8517                   8881             9051          8602
9/30/12               9131                   9568             9636          9248
3/31/13              10251                  10768            10771         10122


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2007 through March 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                    ------------------------------------------    ------------------------------------------
                         NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                   AT/ABOVE NAV                                   BELOW NAV
                    ------------------------------------------    ------------------------------------------
                     0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD       0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
10/1/07 - 9/30/08      58          63         48         11         35         21          12          5
10/1/08 - 9/30/09      44          48         40         49         16         17          12         26
10/1/09 - 9/30/10     109          64         14          9         32         22           2          0
10/1/10 - 9/30/11     154          31          1          0         57         10           0          0
10/1/11 - 9/30/12     123          21          0          0        104          3           0          0
10/1/12 - 3/31/13      91          25          0          0          6          0           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FGD - FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

First Trust Dow Jones Global Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index(SM) (the "Select Dividend Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FGD." The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Select Dividend Index or in Depositary Receipts representing securities in the Select Dividend Index.

The Select Dividend Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World Index(SM). Indicated annual dividend yield is a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The Select Dividend Index is compiled and maintained by Dow Jones & Company, Inc. The Select Dividend Index universe consists of all dividend-paying companies in the Dow Jones World Developed Index which are subject to eligibility screens for dividend quality and liquidity before being selected for inclusion in the Select Dividend Index.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                              6 Months      1 Year      5 Years      Inception       5 Years     Inception
                                                Ended        Ended       Ended      (11/21/07)        Ended      (11/21/07)
                                               3/31/13      3/31/13     3/31/13     to 3/31/13       3/31/13     to 3/31/13
FUND PERFORMANCE
 NAV                                             5.18%        9.33%        2.46%         1.01%        12.92%         5.52%
 Market Price                                    5.23%        9.05%        2.41%         1.01%        12.63%         5.55%

INDEX PERFORMANCE
 Dow Jones Global Select Dividend Index(SM)      5.13%        9.48%        2.52%         1.10%        13.24%         6.01%
 Dow Jones World Developed Markets Index(SM)    11.20%       12.57%        2.97%         1.54%        15.73%         8.54%
 MSCI World Index                               10.42%       11.86%        2.23%         0.86%        11.64%         4.70%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)


-----------------------------
Dow Jones and Dow Jones Global Select Dividend Index(SM) are trademarks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Dow Jones Global Select Dividend Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of trading or investing in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FGD - FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Telecommunication Services                   23.76%
Financials                                   18.72
Industrials                                  17.29
Utilities                                    14.39
Energy                                        5.87
Consumer Discretionary                        4.69
Health Care                                   4.31
Consumer Staples                              4.10
Information Technology                        3.79
Materials                                     3.08
                                           --------
    Total                                   100.00%
                                           ========

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
France Telecom S.A.                           2.33%
Cable & Wireless Communications PLC           2.32
R.R. Donnelley & Sons Co.                     2.28
Telecom Corp. of New Zealand Ltd.             1.95
Neopost S.A.                                  1.91
Mobistar S.A.                                 1.88
Metcash Ltd.                                  1.65
ACS Actividades de Construccion y
    Servicios S.A.                            1.57
EDP-Energias de Portugal S.A.                 1.48
NCC AB, Class B                               1.47
                                           --------
     Total                                   18.84%
                                           ========

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       NOVEMBER 21, 2007 - MARCH 31, 2013

             First Trust Dow Jones         Dow Jones             Dow Jones
             Global Select Dividend      Global Select        World Developed     MSCI World
                   Index Fund          Dividend Index(SM)    Markets Index(SM)      Index
             ----------------------    ------------------    -----------------    ----------
11/21/07            $10000                  $10000               $10000            $10000
3/31/08               9345                    9362                 9379              9378
9/30/08               7028                    6925                 7816              7815
3/31/09               4375                    4380                 5416              5385
9/30/09               7857                    7873                 7765              7636
3/31/10               8160                    8200                 8381              8204
9/30/10               8669                    8709                 8372              8152
3/31/11               9654                    9711                 9611              9308
9/30/11               8533                    8637                 8023              7798
3/31/12               9652                    9683                 9642              9360
9/30/12              10033                   10084                 9761              9482
3/31/13              10553                   10601                 10854            10470


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 27, 2007 (commencement of trading) through March 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                    ------------------------------------------    ------------------------------------------
                         NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                   AT/ABOVE NAV                                   BELOW NAV
                    ------------------------------------------    ------------------------------------------
                     0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD       0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
11/27/07 - 9/30/08     21          22         54         69         17          6          12         12
10/1/08 - 9/30/09      22          33         59         71         17         12          22         16
10/1/09 - 9/30/10     129          53          8          3         47         11           1          0
10/1/10 - 9/30/11     109          82          1          0         52          7           2          0
10/1/11 - 9/30/12     160          51          0          0         35          5           0          0
10/1/12 - 3/31/13     101          15          0          0          6          0           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FAN - FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND

First Trust ISE Global Wind Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Wind Energy(TM) Index (the "ISE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FAN." The Fund will normally invest at least 90% of its net assets (plus any borrowings for investment purposes) in common stocks that comprise the ISE Index or in Depositary Receipts representing securities in the ISE Index.

The ISE Index was developed and is owned by the International Securities Exchange, LLC. The ISE Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL         CUMULATIVE
                                                                                      TOTAL RETURNS        TOTAL RETURNS
                                                    6 Months Ended   1 Year Ended  Inception (6/16/08)  Inception (6/16/08)
                                                        3/31/13         3/31/13        to 3/31/13           to 3/31/13
FUND PERFORMANCE
 NAV                                                     14.76%          -0.84%         -23.85%               -72.87%
 Market Price                                            14.84%          -0.59%         -23.93%               -73.01%

INDEX PERFORMANCE
 ISE Global Wind Energy(TM) Index                        14.75%          -0.25%         -23.22%               -71.79%
 Russell 3000(R) Index                                   11.35%          14.56%           5.62%                29.93%
 MSCI World Index                                        10.42%          11.86%           1.72%                 8.53%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)


-----------------------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Wind Energy(TM) Index" are trademarks of the International Securities Exchange(R) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Wind Energy(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FAN - FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (CONTINUED)

----------------------------------------------------------
 PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Utilities                                    59.72%
Industrials                                  35.42
Energy                                        3.08
Materials                                     1.32
Consumer Discretionary                        0.46
                                           --------
    Total                                   100.00%
                                           ========

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
China Longyuan Power Group Corp.,
    Class H                                   8.76%
Nordex SE                                     8.47
Gamesa Corp. Tecnologica S.A.                 7.48
Vestas Wind Systems A/S                       7.42
Iberdrola S.A.                                6.02
EDP Renovaveis S.A.                           5.85
Greentech Energy Systems A/S                  4.58
China WindPower Group Ltd.                    4.42
Infigen Energy                                3.85
Japan Wind Development Co., Ltd.              3.06
                                           --------
     Total                                   59.91%
                                           ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JUNE 16, 2008 - MARCH 31, 2013

              First Trust ISE        ISE Global
             Global Wind Energy    Wind Energy(TM)    Russell 3000(R)    MSCI World
                 Index Fund             Index              Index           Index
             ------------------    ---------------    ---------------    ----------
6/16/08           $10000              $10000             $10000           $10000
9/30/08             6370                6314               8583             8101
3/31/09             3502                3515               5912             5582
9/30/09             5461                5512               8032             7916
3/31/10             4574                4646               9011             8505
9/30/10             3544                3626               8912             8451
3/31/11             4061                4162               10579            9649
9/30/11             2819                2917               8961             8083
3/31/12             2736                2827               11340            9702
9/30/12             2364                2458               11667            9828
3/31/13             2713                2821               12991           10852


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 18, 2008 (commencement of trading) through March 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                    ------------------------------------------    ------------------------------------------
                         NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                   AT/ABOVE NAV                                   BELOW NAV
                    ------------------------------------------    ------------------------------------------
                     0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD       0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
6/18/08 - 9/30/08      24          17         13          2          6          1           8          2
10/1/08 - 9/30/09      57          52         40         11         41         30          17          4
10/1/09 - 9/30/10      77          18          1          0        108         41           7          0
10/1/10 - 9/30/11      69          20          0          0        106         48          10          0
10/1/11 - 9/30/12      12           1          0          0         78        135          25          0
10/1/12 - 3/31/13       4           1          0          0         75         40           2          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FLM - FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND

First Trust ISE Global Engineering and Construction Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the ISE Global Engineering and Construction(TM) Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FLM." The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by the International Securities Exchange, LLC. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          AVERAGE ANNUAL          CUMULATIVE
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended  Inception (10/13/08)  Inception (10/13/08)
                                                            3/31/13         3/31/13         to 3/31/13            to 3/31/13
FUND PERFORMANCE
 NAV                                                         10.29%           6.59%            9.91%                 52.47%
 Market Price                                                10.51%           6.09%            9.85%                 52.09%

INDEX PERFORMANCE
 ISE Global Engineering and Construction(TM) Index           10.47%           7.52%           12.02%                 65.96%
 Russell 3000(R) Index                                       11.35%          14.56%           13.63%                 76.89%
 MSCI World Industrials Index                                14.89%          12.43%           12.54%                 69.43%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)


-----------------------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Engineering and Construction(TM) Index" are trademarks of the International Securities Exchange(R) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Engineering and Construction(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FLM - FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                  91.28%
Energy                                        8.72
                                           --------
    Total                                   100.00%
                                           ========

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Chicago Bridge & Iron Co. N.V., ADR           7.39%
Jacobs Engineering Group, Inc.                3.77
Fluor Corp.                                   3.58
Quanta Services, Inc.                         3.14
Vinci S.A.                                    3.05
Skanska AB, Class B                           2.91
KBR, Inc.                                     2.89
URS Corp.                                     2.86
Bouygues S.A.                                 2.85
AECOM Technology Corp.                        2.74
                                           --------
     Total                                   35.18%
                                           ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       OCTOBER 13, 2008 - MARCH 31, 2013

             First Trust ISE Global     ISE Global Engineering
                 Engineering and         and Construction(TM)     Russell 3000(R)       MSCI World
             Construction Index Fund            Index                  Index         Industrials Index
             -----------------------    ----------------------    ---------------    -----------------
10/13/08             $10000                    $10000                 $10000              $10000
3/31/09                8987                      9388                   8048                7741
9/30/09               13384                     14103                  10935               11514
3/31/10               13471                     14263                  12268               12962
9/30/10               13522                     14368                  12133               13181
3/31/11               16744                     17882                  14403               15709
9/30/11               11724                     12719                  12200               12195
3/31/12               14306                     15435                  15439               15069
9/30/12               13826                     15022                  15884               14746
3/31/13               15249                     16595                  17687               16942


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 15, 2008 (commencement of trading) through March 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                    ------------------------------------------    ------------------------------------------
                         NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                   AT/ABOVE NAV                                   BELOW NAV
                    ------------------------------------------    ------------------------------------------
                     0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD       0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
10/15/08 - 9/30/09     79          44         32         26         36         12           8          5
10/1/09 - 9/30/10     112          28          2          0         88         18           4          0
10/1/10 - 9/30/11     131          12          1          0         89         20           0          0
10/1/11 - 9/30/12      90           2          0          0        145         14           0          0
10/1/12 - 3/31/13      25           0          0          0         94          3           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

GRID - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND

First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC under the ticker symbol "GRID." The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. Clean Edge, Inc. provides a list of companies to be included in the Index to The NASDAQ OMX Group, Inc., which then compiles the Index. To be eligible for inclusion in the Index, the issuer of the security must be classified by Clean Edge as a smart grid, electric infrastructure and/or other grid-related activities company. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          AVERAGE ANNUAL          CUMULATIVE
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended  Inception (11/16/09)  Inception (11/16/09)
                                                            3/31/13         3/31/13         to 3/31/13            to 3/31/13
FUND PERFORMANCE
 NAV                                                        11.52%           15.10%            2.86%                  9.96%
 Market Price                                               11.63%           15.02%            2.78%                  9.69%

INDEX PERFORMANCE
 NASDAQ OMX(R) Clean Edge(R) Smart Grid
    Infrastructure Index(SM)                                11.99%           16.15%            3.74%                 13.15%
 Russell 3000(R) Index                                      11.35%           14.56%           13.83%                 54.72%
 S&P 1500 Industrials Index                                 16.92%           16.28%           15.75%                 63.72%
 MSCI World Industrials Index                               14.89%           12.43%           10.82%                 41.35%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)


-----------------------------
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The Nasdaq OMX Group, Inc. ("Nasdaq(R)") and Clean Edge, Inc. ("Clean Edge(R)") respectively. Nasdaq(R) and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Index and Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

GRID - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                  70.09%
Information Technology                       16.09
Utilities                                    13.82
                                           --------
    Total                                   100.00%
                                           ========

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
ABB Ltd.                                      8.06%
Quanta Services, Inc.                         7.93
Schneider Electric S.A.                       7.71
Prysmian S.p.A.                               7.62
Red Electrica Corp. S.A.                      7.45
General Cable Corp.                           4.45
Itron, Inc.                                   4.40
ITC Holdings Corp.                            4.23
ESCO Technologies, Inc.                       4.02
MYR Group, Inc.                               3.88
                                           --------
     Total                                   59.75%
                                           ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       NOVEMBER 16, 2009 - MARCH 31, 2013

              First Trust          NASDAQ
               NASDAQ(R)           OMX(R)
             Clean Edge(R)     Clean Edge(R)
               Smart Grid        Smart Grid      Russell     S&P 1500      MSCI World
             Infrastructure    Infrastructure    3000(R)    Industrials    Industrials
               Index Fund        Index(SM)        Index        Index          Index
             --------------    --------------    -------    -----------    -----------
11/16/09        $10000            $10000         $10000       $10000         $10000
3/31/10          10257             10297          10731        11205          10814
9/30/10          10154             10236          10614        11249          10997
3/31/11          11775             11912          12600        13832          13106
9/30/11           8161              8341          10672        10743          10174
3/31/12           9553              9741          13505        14081          12572
9/30/12           9860             10103          13895        14004          12302
3/31/13          10996             11314          15472        16373          14134


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 17, 2009 (commencement of trading) through March 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                    ------------------------------------------    ------------------------------------------
                         NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                   AT/ABOVE NAV                                   BELOW NAV
                    ------------------------------------------    ------------------------------------------
                     0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD       0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
11/17/09 - 9/30/10    146           5          4          1         57          4           1          1
10/1/10 - 9/30/11      54           3          0          0        182         14           0          0
10/1/11 - 9/30/12      22           7          0          1        187         34           0          0
10/1/12 - 3/31/13       7           6          0          0         86         23           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

CU - FIRST TRUST ISE GLOBAL COPPER INDEX FUND

First Trust ISE Global Copper Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Copper(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC under the ticker symbol "CU." The Fund will normally invest at least 90% of its net assets in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by International Securities Exchange, LLC. The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in the copper mining business based on analysis of revenue derived from the sale of copper. Issuers of component securities must be actively engaged in some aspect of the copper mining business such as copper mining, refining or exploration. The Index has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long-term trends as the need for copper continues to evolve.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           AVERAGE ANNUAL         CUMULATIVE
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                          6 Months Ended   1 Year Ended  Inception (3/11/10)  Inception (3/11/10)
                                                              3/31/13         3/31/13        to 3/31/13           to 3/31/13
FUND PERFORMANCE
 NAV                                                          -8.73%         -15.73%          -2.50%                -7.43%
 Market Price                                                 -8.06%         -15.52%          -2.41%                -7.17%

INDEX PERFORMANCE
 ISE Global Copper(TM) Index                                  -8.47%         -14.71%          -1.23%                -3.70%
 MSCI All Country World Materials Index                        0.15%          -4.26%           0.27%                 0.82%
 MSCI All Country World Index                                  9.55%          10.53%           8.23%                27.32%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)


-----------------------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Copper(TM) Index" are trademarks of the International Securities Exchange(R) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Copper(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

CU - FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Materials                                   100.00%
                                           --------
    Total                                   100.00%
                                           ========

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Freeport-McMoRan Copper & Gold, Inc.          6.17%
Southern Copper Corp.                         6.14
Antofagasta PLC                               5.83
Xstrata PLC                                   5.83
Rio Tinto PLC, ADR                            5.71
KGHM Polska Miedz S.A.                        5.49
Inmet Mining Corp.                            4.69
First Quantum Minerals Ltd.                   4.49
Jiangxi Copper Co., Ltd., Class H             4.46
MMC Norilsk Nickel OJSC, ADR                  4.44
                                           --------
     Total                                   53.25%
                                           ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MARCH 11, 2010 - MARCH 31, 2013

             First Trust ISE Global       ISE Global         MSCI All Country       MSCI All Country
               Copper Index Fund       Copper(TM) Index    World Materials Index      World Index
3/11/10             $10000                 $10000                 $10000                $10000
3/31/10              10297                  10337                  10291                 10172
9/30/10              11208                  11329                  10440                 10220
3/31/11              14567                  14768                  12429                 11604
9/30/11               8910                   9156                   9096                  9606
3/31/12              10984                  11290                  10529                 11519
9/30/12              10141                  10521                  10066                 11621
3/31/13               9256                   9630                  10081                 12731


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 12, 2010 (commencement of trading) through March 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                    ------------------------------------------    ------------------------------------------
                         NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                   AT/ABOVE NAV                                   BELOW NAV
                    ------------------------------------------    ------------------------------------------
                     0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD       0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
3/12/10 - 9/30/10      71          43          7          0         18          1           1          0
10/1/10 - 9/30/11     101          62          1          1         55         29           4          0
10/1/11 - 9/30/12      57          23          4          1        126         40           0          0
10/1/12 - 3/31/13      25           8          0          0         70         19           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

PLTM - FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND

First Trust ISE Global Platinum Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Platinum(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC under the ticker symbol "PLTM." The Fund will normally invest at least 90% of its net assets in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by International Securities Exchange, LLC. The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in platinum group metals ("PGM") mining based on revenue analysis of those companies. PGMs collectively refer to six elements; platinum, palladium, osmium, iridium, ruthenium and rhodium, which have similar physical and chemical properties and tend to occur together in the same mineral deposits. Issuers of component securities must be actively engaged in some aspect of PGM mining such as mining, refining or exploration. The Index has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long-term trends as the need for PGMs continues to evolve.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           AVERAGE ANNUAL         CUMULATIVE
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                          6 Months Ended   1 Year Ended  Inception (3/11/10)  Inception (3/11/10)
                                                              3/31/13         3/31/13        to 3/31/13           to 3/31/13
FUND PERFORMANCE
 NAV                                                          -4.19%         -29.03%         -22.08%               -53.33%
 Market Price                                                 -4.72%         -29.56%         -22.06%               -53.30%

INDEX PERFORMANCE
 ISE Global Platinum(TM) Index                                -4.02%         -28.20%         -21.38%               -52.04%
 MSCI All Country World Index                                  9.55%          10.53%           8.23%                27.32%
 MSCI All Country World Materials Index                        0.15%          -4.26%           0.27%                 0.82%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)


-----------------------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Platinum(TM) Index" are trademarks of the International Securities Exchange(R) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Platinum(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

PLTM - FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Materials                                    96.46%
Information Technology                        3.54
                                           --------
    Total                                   100.00%
                                           ========

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Johnson Matthey PLC                           9.33%
Impala Platinum Holdings Ltd.                 9.15
MMC Norilsk Nickel OJSC, ADR                  8.73
African Rainbow Minerals Ltd.                 8.71
Lonmin PLC                                    8.16
Royal Bafokeng Platinum Ltd.                  4.85
North American Palladium Ltd.                 4.79
Platinum Group Metals Ltd.                    4.72
Northam Platinum Ltd.                         4.70
Aquarius Platinum Ltd.                        4.64
                                           --------
     Total                                   67.78%
                                           ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MARCH 11, 2010 - MARCH 31, 2013

             First Trust ISE Global        ISE Global        MSCI All Country      MSCI All Country
              Platinum Index Fund      Platinum(TM) Index      World Index       World Materials Index
             ----------------------    ------------------    ----------------    ---------------------
3/11/10             $10000                  $10000               $10000                 $10000
3/31/10              10337                   10383                10172                  10291
9/30/10               9794                    9934                10220                  10440
3/31/11              10930                   11082                11604                  12429
9/30/11               6416                    6555                 9606                   9096
3/31/12               6576                    6680                11519                  10529
9/30/12               4871                    4997                11621                  10066
3/31/13               4667                    4796                12731                  10081


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 12, 2010 (commencement of trading) through March 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                    ------------------------------------------    ------------------------------------------
                         NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                   AT/ABOVE NAV                                   BELOW NAV
                    ------------------------------------------    ------------------------------------------
                     0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD       0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
3/12/10 - 9/30/10      80          43          3          1         14          0           0          0
10/1/10 - 9/30/11      77          66         17          0         52         37           4          0
10/1/11 - 9/30/12      67          41         20          1         71         45           5          1
10/1/12 - 3/31/13      32          26          6          0         41         16           1          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

BICK - FIRST TRUST BICK INDEX FUND

The First Trust BICK Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index called the ISE BICK(TM) (Brazil, India, China, South Korea) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC. under the ticker symbol "BICK." The Fund will normally invest at least 90% of its net assets in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by International Securities Exchange, LLC. The Index is designed to provide a benchmark for investors interested in tracking some of the largest and most liquid public companies that are domiciled in Brazil, India, China (including Hong Kong) and South Korea that are accessible for investment by U.S. investors. The Index has been created to provide investors an opportunity to take advantage of both event-driven news and long-term economic trends as the economies of these countries continue to evolve.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           AVERAGE ANNUAL         CUMULATIVE
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                          6 Months Ended   1 Year Ended  Inception (4/12/10)  Inception (4/12/10)
                                                              3/31/13         3/31/13        to 3/31/13           to 3/31/13
FUND PERFORMANCE
 NAV                                                           1.82%          -5.74%          -5.41%               -15.20%
 Market Price                                                  2.51%          -6.67%          -5.42%               -15.24%

INDEX PERFORMANCE
 ISE BICK(TM) Index                                            1.76%          -5.19%          -4.72%               -13.35%
 MSCI All Country World Index                                  9.55%          10.53%           6.95%                22.07%
 MSCI Emerging Markets Index                                   3.64%           1.73%           2.17%                 6.57%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)


-----------------------------
"International Securities Exchange(R)", "ISE(R)" and "ISE BICK(TM) Index" are trademarks of the International Securities Exchange(R) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE BICK(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   31.49%
Information Technology                       16.07
Energy                                       11.79
Materials                                    10.73
Consumer Discretionary                        8.83
Industrials                                   8.08
Consumer Staples                              4.96
Telecommunication Services                    4.06
Utilities                                     2.04
Health Care                                   1.95
                                           --------
    Total                                   100.00%
                                           ========

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Wipro Ltd., ADR                               2.06%
Sterlite Industries (India) Ltd., ADR         2.05
State Bank of India, GDR                      2.01
WNS Holdings Ltd., ADR                        2.01
ICICI Bank Ltd., ADR                          2.00
Infosys Ltd., ADR                             1.97
Larsen & Toubro Ltd., GDR                     1.96
Dr. Reddy's Laboratories Ltd., ADR            1.95
HDFC Bank Ltd.,                               1.94
Mahindra & Mahindra Ltd., GDR                 1.94
                                           --------
     Total                                   19.89%
                                           ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        APRIL 12, 2010 - MARCH 31, 2013

             First Trust BICK    ISE BICK(TM)    MSCI All Country    MSCI Emerging
                Index Fund          Index          World Index       Markets Index
4/12/10          $10000            $10000            $10000             $10000
9/30/10           10417             10488              9800              10487
3/31/11           11231             11311             11127              11486
9/30/11            7586              7795              9211               8793
3/31/12            8996              9139             11045              10475
9/30/12            8328              8515             11143              10282
3/31/13            8480              8665             12207              10656


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 13, 2010 (commencement of trading) through March 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                    ------------------------------------------    ------------------------------------------
                         NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                   AT/ABOVE NAV                                   BELOW NAV
                    ------------------------------------------    ------------------------------------------
                     0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD       0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
4/13/10 - 9/30/10      20          46         47          1          3          2           0          0
10/1/10 - 9/30/11      73          58         16          0         85         19           2          0
10/1/11 - 9/30/12      87          30          2          1         85         45           1          0
10/1/12 - 3/31/13      15           3          0          0         76         28           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FONE - FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND

The First Trust NASDAQ CEA Smartphone Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index called the NASDAQ OMX CEA Smartphone Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC under the ticker symbol "FONE." The Fund will normally invest at least 90% of its net assets in common stocks and Depositary Receipts included in the Index.

The Index is owned by The NASDAQ OMX Group, Inc. (the "Index Provider"). The Index is designed to track the performance of companies engaged in the Smartphone segment of the telecommunications and technology sectors. To be eligible for the Index, issuers of the securities must be identified as being engaged in the smartphone industry by the Consumer Electronics Association. Component securities must be listed on an index-eligible global stock exchange, as determined by the Index Provider, have a minimum float-adjusted market capitalization of $250 million and a minimum three-month average daily dollar trading volume of $1 million.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           AVERAGE ANNUAL         CUMULATIVE
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                          6 Months Ended   1 Year Ended  Inception (2/17/11)  Inception (2/17/11)
                                                              3/31/13         3/31/13        to 3/31/13           to 3/31/13
FUND PERFORMANCE
 NAV                                                          15.58%          -2.35%          -4.75%                -9.78%
 Market Price                                                 15.29%          -2.55%          -4.86%               -10.00%

INDEX PERFORMANCE
 NASDAQ OMX CEA Smartphone Index(SM)                          15.84%          -1.59%          -3.97%                -8.21%
 MSCI World Index                                             10.42%          11.86%           4.96%                10.78%
 MSCI All Country World Information Technology Index           1.97%           0.01%           3.59%                 7.74%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)


-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX CEA Smartphone Index(SM) are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FONE - FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (CONTINUED)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                       78.69%
Telecommunication Services                   12.79
Consumer Discretionary                        7.17
Health Care                                   1.35
                                           --------
    Total                                   100.00%
                                           ========

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
SONY Corp.                                    3.10%
Research In Motion Ltd.                       3.01
KYOCERA Corp.                                 3.01
Sanmina Corp.                                 2.91
Apple, Inc.                                   2.90
LG Electronics, Inc.                          2.88
Benchmark Electronics, Inc.                   2.84
Compal Communications, Inc.                   2.82
Flextronics International Ltd.                2.81
Wistron Corp.                                 2.74
                                           --------
     Total                                   29.02%
                                           ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       FEBRUARY 17, 2011 - MARCH 31, 2013

             First Trust NASDAQ      NASDAQ OMX                    MSCI All Country
               CEA Smartphone      CEA Smartphone    MSCI World    World Information
                 Index Fund          Index(SM)         Index       Technology Index
             ------------------    --------------    ----------    -----------------
2/17/11           $10000              $10000          $10000            $10000
3/31/11             9433                9403            9849              9547
9/30/11             7503                7595            8251              8390
3/31/12             9238                9328            9904             10774
9/30/12             7805                7925           10032             10566
3/31/13             9021                9180           11077             10774


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 18, 2011 (commencement of trading) through March 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                    ------------------------------------------    ------------------------------------------
                         NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                   AT/ABOVE NAV                                   BELOW NAV
                    ------------------------------------------    ------------------------------------------
                     0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD       0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
2/18/11 - 9/30/11      85          10          0          0         58          3           0          0
10/1/11 - 9/30/12      54          12          0          0        141         44           0          0
10/1/12 - 3/31/13      21           4          0          0         69         28           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

CARZ - FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND

The First Trust NASDAQ Global Auto Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index called the NASDAQ OMX Global Auto Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC under the ticker symbol "CARZ." The Fund will normally invest at least 90% of its net assets in common stocks included in the Index.

The Index is owned and was developed by The NASDAQ OMX Group, Inc. (the "Index Provider"). The Index Provider has contracted with Standard & Poor's to calculate and maintain the Index. The Index is designed to track the performance of the largest and most liquid companies engaged in manufacturing of automobiles. To be eligible for the index, component securities must be listed on an index-eligible global stock exchange, as determined by the Index Provider, have a minimum worldwide market capitalization of at least $500 million and a minimum three-month average daily dollar trading volume of $1 million.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           AVERAGE ANNUAL         CUMULATIVE
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                          6 Months Ended   1 Year Ended  Inception (5/09/11)  Inception (5/09/11)
                                                              3/31/13         3/31/13        to 3/31/13           to 3/31/13
FUND PERFORMANCE
 NAV                                                          23.28%           9.50%           1.10%                 2.10%
 Market Price                                                  2.17%           9.02%           1.14%                 2.17%

INDEX PERFORMANCE
 NASDAQ OMX Global Auto Index(SM)                             23.26%           9.95%           2.10%                 4.01%
 MSCI World Index                                             10.42%          11.86%           5.43%                10.53%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)


-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX Global Auto Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (NASDAQ OMX collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

CARZ - FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CONTINUED)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       99.79%
Industrials                                   0.21
                                           --------
    Total                                   100.00%
                                           ========

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Ford Motor Co.                                8.47%
Honda Motor Co., Ltd.                         8.34
Hyundai Motor Co.                             8.16
Toyota Motor Corp.                            8.13
Daimler AG                                    7.42
Fuji Heavy Industries Ltd.                    4.21
General Motors Co.                            4.16
Harley-Davidson, Inc.                         4.11
Renault S.A.                                  4.01
Kia Motors Corp.                              3.99
                                           --------
     Total                                   61.00%
                                           ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 9, 2011 - MARCH 31, 2013

             First Trust NASDAQ Global     NASDAQ OMX Global      MSCI World
                  Auto Index Fund         Auto Index Index(SM)      Index
             -------------------------    --------------------    ----------
5/9/11                $10000                    $10000             $10000
9/30/11                 7545                      7717               8232
3/31/12                 9324                      9459               9881
9/30/12                 8282                      8439              10009
3/31/13                10210                     10402              11052


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2011 (commencement of trading) through March 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                    ------------------------------------------    ------------------------------------------
                         NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                   AT/ABOVE NAV                                   BELOW NAV
                    ------------------------------------------    ------------------------------------------
                     0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD       0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
5/10/11 - 9/30/11      59          13          0          0         24          4           0          0
10/1/11 - 9/30/12     103          30          0          1         91         24           1          1
10/1/12 - 3/31/13      49          34          6          0         27          6           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

SKYY - FIRST TRUST ISE CLOUD COMPUTING INDEX FUND

The First Trust ISE Cloud Computing Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index called the ISE Cloud Computing(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "SKYY." The Fund will normally invest at least 90% of its net assets in common stocks and Depositary Receipts in the Index.

The Index is owned and was developed by International Securities Exchange, LLC ("ISE"). The Index is designed to provide a benchmark for investors interested in tracking companies actively involved in the cloud computing industry. To be eligible for the Index, a security must be engaged in a business activity supporting or utilizing the cloud computing space. Component securities must be listed on an Index-eligible global stock exchange, as determined by the ISE, and have a market capitalization of $100 million.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           AVERAGE ANNUAL         CUMULATIVE
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                          6 Months Ended   1 Year Ended  Inception (7/05/11)  Inception (7/05/11)
                                                              3/31/13         3/31/13        to 3/31/13           to 3/31/13
FUND PERFORMANCE
 NAV                                                           6.76%          -0.69%           3.02%                 5.31%
 Market Price                                                  6.44%          -0.69%           3.02%                 5.31%

INDEX PERFORMANCE
 ISE Cloud Computing(TM) Index                                 7.11%           0.00%           3.65%                 6.42%
 S&P 500 Index                                                10.19%          13.96%          12.11%                21.96%
 S&P Composite 1500 Information Technology Index              -0.11%          -0.49%           9.36%                16.81%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)


-----------------------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Cloud Computing(TM) Index" are trademarks of the International Securities Exchange(R) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Cloud Computing(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R), and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

SKYY - FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                       90.11%
Consumer Discretionary                        8.90
Financials                                    0.99
                                           --------
    Total                                   100.00%
                                           ========

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Oracle Corp.                                  6.58%
Netflix, Inc.                                 5.83
Zynga, Inc., Class A                          3.80
Hewlett-Packard Co.                           3.71
NetSuite, Inc.                                3.57
Aruba Networks, Inc.                          3.50
Informatica Corp.                             3.37
Google, Inc., Class A                         3.24
Equinix, Inc.                                 3.13
Salesforce.com, Inc.                          3.08
                                           --------
     Total                                   39.81%
                                           ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JULY 5, 2011 - MARCH 31, 2013

             First Trust ISE Cloud         ISE Cloud         S&P 500         S&P Composite 1500
             Computing Index Fund     Computing(TM) Index     Index     Information Technology Index
             ---------------------    -------------------    -------    ----------------------------
7/5/11              $10000                  $10000           $10000               $10000
9/30/11               7902                    7909             8501                 8886
3/31/12              10604                   10641            10702                11739
9/30/12               9864                    9934            11068                11695
3/31/13              10531                   10640            12196                11681


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 6, 2011 (commencement of trading) through March 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                    ------------------------------------------    ------------------------------------------
                         NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                   AT/ABOVE NAV                                   BELOW NAV
                    ------------------------------------------    ------------------------------------------
                     0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD       0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
7/6/11 - 9/30/11       34           3          0          0         23          2           0          0
10/1/11 - 9/30/12     126          13          2          0        102          8           0          0
10/1/12 - 3/31/13      63          14          0          0         34         10           1          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. For certain Funds, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND II

UNDERSTANDING YOUR FUND EXPENSES
MARCH 31, 2013 (UNAUDITED)

As a shareholder of First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust ISE Global Copper Index Fund, First Trust ISE Global Platinum Index Fund, First Trust BICK Index Fund, First Trust NASDAQ CEA Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund, or the First Trust ISE Cloud Computing Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended March 31, 2013.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE        EXPENSES PAID
                                                   ACCOUNT VALUE       ACCOUNT VALUE       SIX-MONTH           DURING THE
                                                  OCTOBER 1, 2012     MARCH 31, 2013        PERIOD (a)    SIX-MONTH PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND
Actual                                              $1,000.00          $   999.10             0.60%                $2.99
Hypothetical (5% return before expenses)            $1,000.00           $1,021.94             0.60%                $3.02

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND
Actual                                              $1,000.00           $1,122.70             0.60%                $3.18
Hypothetical (5% return before expenses)            $1,000.00           $1,021.94             0.60%                $3.02

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
Actual                                              $1,000.00           $1,051.80             0.60%                $3.07
Hypothetical (5% return before expenses)            $1,000.00           $1,021.94             0.60%                $3.02

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND
Actual                                              $1,000.00           $1,147.60             0.60%                $3.21
Hypothetical (5% return before expenses)            $1,000.00           $1,021.94             0.60%                $3.02

FIRST TRUST EXCHANGE-TRADED FUND II

MARCH 31, 2013 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE        EXPENSES PAID
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          DURING THE
                                                  OCTOBER 1, 2012     MARCH 31, 2013       PERIOD (a)     SIX-MONTH PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND
Actual                                              $1,000.00           $1,102.90             0.70%                $3.67
Hypothetical (5% return before expenses)            $1,000.00           $1,021.44             0.70%                $3.53

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND
Actual                                              $1,000.00           $1,115.20             0.70%                $3.69
Hypothetical (5% return before expenses)            $1,000.00           $1,021.44             0.70%                $3.53

FIRST TRUST ISE GLOBAL COPPER INDEX FUND
Actual                                              $1,000.00          $   912.70             0.70%                $3.34
Hypothetical (5% return before expenses)            $1,000.00           $1,021.44             0.70%                $3.53

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND
Actual                                              $1,000.00          $   958.10             0.70%                $3.42
Hypothetical (5% return before expenses)            $1,000.00           $1,021.44             0.70%                $3.53

FIRST TRUST BICK INDEX FUND
Actual                                              $1,000.00           $1,018.20             0.64%                $3.22
Hypothetical (5% return before expenses)            $1,000.00           $1,021.74             0.64%                $3.23

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND
Actual                                              $1,000.00           $1,155.80             0.70%                $3.76
Hypothetical (5% return before expenses)            $1,000.00           $1,021.44             0.70%                $3.53

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND
Actual                                              $1,000.00           $1,232.80             0.70%                $3.90
Hypothetical (5% return before expenses)            $1,000.00           $1,021.44             0.70%                $3.53

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND
Actual                                              $1,000.00           $1,067.60             0.60%                $3.09
Hypothetical (5% return before expenses)            $1,000.00           $1,021.94             0.60%                $3.02

(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (October 1, 2012 through March 31, 2013), multiplied by 182/365 (to reflect the one-half year period).

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 96.3%
            BELGIUM -- 5.5%
     77,257 Belgacom S.A. (b)                $    1,923,314
                                             --------------
            BERMUDA -- 3.8%
    166,261 Catlin Group Ltd. (b)                 1,319,528
                                             --------------
            FINLAND -- 3.2%
    122,082 Sanoma Oyj (b)                        1,122,123
                                             --------------
            FRANCE -- 14.5%
     39,674 Bouygues S.A. (b)                     1,077,504
    162,646 France Telecom S.A. (b)               1,648,070
     26,071 SCOR SE (b)                             749,980
     18,480 Total S.A. (b)                          885,082
      2,876 Unibail-Rodamco SE                      669,858
                                             --------------
                                                  5,030,494
                                             --------------
            GERMANY -- 6.4%
     82,024 E. ON SE (b)                          1,435,239
      4,218 Muenchener Rueckversicherungs-
               Gesellschaft AG (b)                  790,571
                                             --------------
                                                  2,225,810
                                             --------------
            ITALY -- 3.5%
    267,291 Snam S.p.A. (b)                       1,221,046
                                             --------------
            NETHERLANDS -- 2.6%
     41,013 Wolters Kluwer N.V. (b)                 896,214
                                             --------------
            SPAIN -- 4.7%
    243,780 Banco Santander S.A. (b)              1,651,525
                                             --------------
            SWEDEN -- 2.2%
     71,836 Ratos AB, Class B (b)                   760,202
                                             --------------
            SWITZERLAND -- 11.9%
      8,523 Baloise Holding AG (b)                  800,746
     13,410 Swiss Prime Site AG                   1,085,598
      1,671 Swisscom AG (b)                         773,887
      5,265 Zurich Insurance Group AG (b)         1,469,723
                                             --------------
                                                  4,129,954
                                             --------------
            UNITED KINGDOM -- 38.0%
     30,463 AstraZeneca PLC (b)                   1,528,053
    227,557 BAE Systems PLC (b)                   1,366,294
    285,110 Balfour Beatty PLC (b)                1,019,943
    313,148 Carillion PLC (b)                     1,297,607
     96,180 Drax Group PLC (b)                      896,074
     51,014 GlaxoSmithKline PLC (b)               1,194,602
     46,952 Provident Financial PLC (b)           1,118,199
     33,310 Royal Dutch Shell PLC,
               Class B (b)                        1,107,732
    756,980 RSA Insurance Group PLC (b)           1,342,239
     58,306 SSE PLC (b)                           1,318,092
     94,419 United Utilities Group PLC (b)        1,017,550
                                             --------------
                                                 13,206,385
                                             --------------
            TOTAL COMMON STOCKS -- 96.3%         33,486,595
            (Cost $34,123,435)               --------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            PREFERRED STOCK -- 3.5%
            GERMANY -- 3.5%
     34,045 RWE AG (b)                       $    1,223,075
            (Cost $1,380,967)                --------------

            TOTAL INVESTMENTS -- 99.8%           34,709,670
            (Cost $35,504,402) (c)
            NET OTHER ASSETS AND
             LIABILITIES -- 0.2%                     74,304
                                             --------------
            NET ASSETS -- 100.0%             $   34,783,974
                                             ==============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,608,268 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,403,000.

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                           TOTAL
                         VALUE AT
INVESTMENTS              3/31/2013        LEVEL 1         LEVEL 2        LEVEL 3
--------------------------------------------------------------------------------
Common Stocks:
  Belgium               $ 1,923,314     $        --     $ 1,923,314      $    --
  Bermuda                 1,319,528              --       1,319,528           --
  Finland                 1,122,123              --       1,122,123           --
  France                  5,030,494         669,858       4,360,636           --
  Germany                 2,225,810              --       2,225,810           --
  Italy                   1,221,046              --       1,221,046           --
  Netherlands               896,214              --         896,214           --
  Spain                   1,651,525              --       1,651,525           --
  Sweden                    760,202              --         760,202           --
  Switzerland             4,129,954       1,085,598       3,044,356           --
  United Kingdom         13,206,385              --      13,206,385           --
                        --------------------------------------------------------
Total Common
   Stocks                33,486,595       1,755,456      31,731,139           --
Preferred Stock*          1,223,075              --       1,223,075           --
                        --------------------------------------------------------
Total Investments       $34,709,670     $ 1,755,456     $32,954,214      $    --
                        ========================================================

* See Portfolio of Investments for country breakout.

                       See Notes to Financial Statements                 Page 31

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND

MARCH 31, 2013 (UNAUDITED)

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2013, the Fund transferred common stocks valued at $13,686,450 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2012 that are now being fair valued using a factor provided by a pricing service due to the change in value between foreign markets' close and the New York Stock Exchange ("NYSE") close on March 28, 2013 exceeding a certain threshold.

                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Insurance                                           18.6%
Diversified Telecommunication Services              12.5
Construction & Engineering                           9.8
Pharmaceuticals                                      7.8
Multi-Utilities                                      7.7
Media                                                5.8
Oil, Gas & Consumable Fuels                          5.7
Commercial Banks                                     4.8
Aerospace & Defense                                  3.9
Electric Utilities                                   3.8
Gas Utilities                                        3.5
Consumer Finance                                     3.2
Real Estate Management & Development                 3.1
Water Utilities                                      2.9
Independent Power Producers & Energy Traders         2.6
Capital Markets                                      2.2
Real Estate Investment Trusts                        1.9
-----------------------------------------------------------
TOTAL INVESTMENTS                                   99.8
NET OTHER ASSETS AND LIABILITIES                     0.2
                                                -----------
TOTAL                                              100.0%
                                                ===========

Page 32                See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND


PORTFOLIO OF INVESTMENTS
MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.5%
            AUSTRALIA -- 7.6%
     60,731 BWP Trust (b)                    $      150,686
    222,964 CFS Retail Property Trust (b)           467,397
     37,112 Charter Hall Retail REIT (b)            151,348
    265,059 Commonwealth Property Office
               Fund (b)                             306,806
    502,775 Dexus Property Group (b)                546,352
    143,470 Federation Centres Ltd. (b)             353,052
    193,484 Goodman Group (b)                       967,138
    177,583 GPT Group (b)                           687,251
    196,196 GPT Group, In Specie (b) (c) (d)              0
     64,493 Investa Office Fund (b)                 205,756
    385,765 Mirvac Group (b)                        652,733
    248,757 Stockland (b)                           949,345
    234,048 Westfield Group (b)                   2,651,772
    320,777 Westfield Retail Trust (b)            1,009,899
                                             --------------
                                                  9,099,535
                                             --------------
            AUSTRIA -- 0.1%
      8,235 CA Immobilien Anlagen AG (b)            108,563
      6,813 Conwert Immobilien Invest SE (b)         74,345
                                             --------------
                                                    182,908
                                             --------------
            BELGIUM -- 0.4%
        993 Aedifica (b)                             63,294
      1,771 Befimmo S.C.A (b)                       112,689
      1,746 Cofinimmo (b)                           200,176
        738 Intervest Offices &
               Warehouses (b)                        18,636
        181 Leasinvest Real Estate S.C.A (b)         17,019
      1,158 Warehouses De Pauw S.C.A                 73,477
        221 Wereldhave Belgium S.C.A                 23,083
                                             --------------
                                                    508,374
                                             --------------
            BERMUDA -- 1.1%
    132,922 Hongkong Land Holdings Ltd. (b)         987,589
     72,595 Kerry Properties Ltd. (b)               323,148
                                             --------------
                                                  1,310,737
                                             --------------
            CANADA -- 4.8%
      7,244 Allied Properties Real Estate
               Investment Trust                     235,536
     12,986 Artis Real Estate Investment
               Trust                                205,812
      4,485 Boardwalk Real Estate Investment
               Trust                                275,895
     28,266 Brookfield Office Properties,
               Inc.                                 485,268
     11,472 Calloway Real Estate Investment
               Trust                                330,659
     11,459 Canadian Apartment Properties
               Real Estate Investment Trust         284,487
      7,646 Canadian Real Estate Investment
               Trust                                338,400
     19,221 Chartwell Retirement Residences         209,646
     13,937 Cominar Real Estate Investment
               Trust                                316,647


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CANADA (CONTINUED)
      6,022 Crombie Real Estate Investment
               Trust                         $       87,735
      9,050 Dundee International Real Estate
               Investment Trust                      94,790
     11,025 Dundee Real Estate Investment
               Trust, Class A                       397,762
      9,619 Extendicare, Inc.                        76,698
      9,326 First Capital Realty, Inc.              173,970
      5,297 Granite Real Estate Investment
               Trust                                202,630
     21,898 H&R Real Estate Investment Trust        504,203
      9,592 InnVest Real Estate Investment
               Trust                                 46,834
      5,767 Killam Properties, Inc.                  68,124
      3,981 Morguard Real Estate Investment
               Trust                                 69,834
      3,608 Northern Property Real Estate
               Investment Trust                     112,376
      3,390 NorthWest Healthcare Properties
               Real Estate Investment Trust          42,481
     11,046 Primaris Retail Real Estate
               Investment Trust                     296,090
     33,461 RioCan Real Estate Investment
               Trust                                915,702
                                             --------------
                                                  5,771,579
                                             --------------
            CAYMAN ISLANDS -- 0.9%
    141,926 Agile Property Holdings Ltd. (b)        169,823
    412,100 Country Garden Holdings Co.,
               Ltd. (b) (e)                         206,636
    293,110 New World China Land Ltd. (b)           125,742
    156,793 Shimao Property Holdings Ltd. (b)       302,309
    256,194 Shui On Land Ltd. (b)                   110,513
    179,561 Soho China Ltd. (b)                     150,195
                                             --------------
                                                  1,065,218
                                             --------------
            FINLAND -- 0.2%
     25,912 Citycon Oyj (b)                          74,118
     27,174 Sponda Oyj (b)                          128,466
      7,670 Technopolis Oyj                          36,771
                                             --------------
                                                    239,355
                                             --------------
            FRANCE -- 3.3%
        651 Affine                                   11,891
        801 ANF Immobilier                           22,271
      3,530 Fonciere des Regions (b)                276,643
      2,072 Gecina S.A. (b)                         240,759
      2,575 ICADE (b)                               225,392
     11,018 Klepierre (b)                           433,274
      4,674 Mercialys (b)                            95,751
        618 Societe de la Tour Eiffel (b)            35,262
        920 Societe Immobiliere de Location
               pour l'Industrie et le
               Commerce (b)                          98,143
     10,717 Unibail-Rodamco SE                    2,496,127
                                             --------------
                                                  3,935,513
                                             --------------
            GERMANY -- 1.1%
      7,661 Alstria Office REIT-AG                   86,320
      5,178 Deutsche Euroshop AG (b)                209,741
     18,144 Deutsche Wohnen AG (b)                  330,074

                       See Notes to Financial Statements                 Page 33

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            GERMANY (CONTINUED)
      2,582 DIC Asset AG (b)                 $       25,831
      5,706 GSW Immobilien AG (b)                   225,950
      5,135 Hamborner REIT AG                        47,373
     16,435 IVG Immobilien AG (b) (d)                13,834
      2,998 LEG Immobilien AG (d)                   160,637
      3,238 Patrizia Immobilien AG (b) (e)           30,146
      4,399 Prime Office REIT-AG                     18,050
     13,987 TAG Immobilien AG                       160,109
                                             --------------
                                                  1,308,065
                                             --------------
            GREECE -- 0.0%
      1,624 Eurobank Properties Real Estate
               Investment Co. (d)                    12,116
                                             --------------
            GUERNSEY -- 0.0%
     40,196 Schroder Real Estate Investment
               Trust Ltd. (b)                        25,963
                                             --------------
            HONG KONG -- 7.7%
    288,265 Champion Real Estate Investment
               Trust (b)                            149,840
    251,630 Hang Lung Properties Ltd. (b)           942,067
    105,563 Henderson Land Development Co.,
               Ltd. (b)                             724,102
     70,396 Hysan Development Co., Ltd. (b)         356,378
    257,983 Link (The) REIT (b)                   1,407,058
    424,156 New World Development Co.,
               Ltd. (b)                             720,874
    333,033 Sino Land Co., Ltd. (b)                 566,812
    174,532 Sun Hung Kai Properties Ltd. (b)      2,355,219
    132,122 Swire Properties Ltd. (b)               469,897
    171,118 Wharf (The) Holdings Ltd. (b)         1,530,336
                                             --------------
                                                  9,222,583
                                             --------------
            ISRAEL -- 0.1%
      4,109 Azrieli Group (b)                       114,468
                                             --------------
            ITALY -- 0.1%
     93,032 Beni Stabili S.p.A. (b)                  55,569
     14,413 Immobiliare Grande
               Distribuzione (b)                     15,437
                                             --------------
                                                     71,006
                                             --------------
            JAPAN -- 14.1%
         21 Activia Properties, Inc. (b)            201,911
        137 Advance Residence Investment
               Corp. (b)                            367,625
      9,216 AEON Mall Co., Ltd. (b)                 281,414
         32 Daiwahouse Residential
               Investment Corp. (b)                 152,558
         20 Frontier Real Estate Investment
               Corp. (b)                            228,477
        176 GLP J-REIT                              189,022
         16 Industrial & Infrastructure Fund
               Investment Corp. (b)                 176,960
         23 Japan Excellent, Inc. (b)               172,951
         17 Japan Logistics Fund, Inc. (b)          198,418
         89 Japan Prime Realty Investment
               Corp. (b)                            344,732


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            JAPAN (CONTINUED)
         67 Japan Real Estate Investment
               Corp. (b)                     $      928,354
        234 Japan Retail Fund Investment
               Corp. (b)                            580,583
         32 Kenedix Realty Investment
               Corp. (b)                            155,392
    142,930 Mitsubishi Estate Co., Ltd. (b)       4,048,835
     96,081 Mitsui Fudosan Co., Ltd. (b)          2,743,816
         23 Mori Hills REIT Investment
               Corp. (b)                            170,716
         20 MORI TRUST Sogo Reit, Inc. (b)          214,571
         25 Nippon Accommodations Fund,
               Inc. (b)                             211,689
         75 Nippon Building Fund, Inc. (b)        1,050,915
     10,300 Nomura Real Estate Holdings,
               Inc. (b)                             231,169
         32 Nomura Real Estate Office Fund,
               Inc. (b)                             235,853
        123 NTT Urban Development Corp. (b)         148,273
        161 ORIX JREIT, Inc. (b)                    227,352
         21 Premier Investment Corp. (b)            113,351
     53,744 Sumitomo Realty & Development
               Co., Ltd. (b)                      2,093,711
     48,375 Tokyo Tatemono Co., Ltd. (b)            345,820
     50,297 Tokyu Land Corp. (b)                    474,617
         18 TOKYU REIT, Inc. (b)                    136,309
         17 Top REIT, Inc. (b)                      101,382
        238 United Urban Investment Corp. (b)       388,525
                                             --------------
                                                 16,915,301
                                             --------------
            LUXEMBOURG -- 0.1%
      8,821 GAGFAH S.A. (b) (d)                     108,392
                                             --------------
            NETHERLANDS -- 0.7%
      7,387 Corio N.V. (b)                          345,073
      3,914 Eurocommercial Properties
               N.V. (b)                             143,354
      6,175 Nieuwe Steen Investments N.V. (b)        40,474
      2,150 Vastned Retail N.V. (b)                  89,275
      2,448 Wereldhave N.V. (b)                     169,348
                                             --------------
                                                    787,524
                                             --------------
            NEW ZEALAND -- 0.1%
    111,654 Kiwi Income Property Trust              109,302
                                             --------------
            NORWAY -- 0.1%
     58,842 Norwegian Property ASA                   92,382
                                             --------------
            SINGAPORE -- 4.4%
    207,400 Ascendas Real Estate Investment
               Trust (b)                            435,808
    216,890 CapitaCommercial Trust (b)              277,786
    286,530 Capitaland Ltd. (b)                     819,543
    292,883 CapitaMall Trust (b)                    494,341
    154,000 CapitaMalls Asia Ltd. (b)               255,495
     71,000 CDL Hospitality Trusts (b)              117,543
     67,000 City Developments Ltd. (b)              614,355
    338,000 Global Logistic Properties
               Ltd. (b)                             717,800
     87,521 Keppel Land Ltd. (b)                    279,146
    144,009 Mapletree Commercial Trust (b)          156,266

Page 34                See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            SINGAPORE (CONTINUED)
    129,000 Mapletree Industrial Trust       $      146,124
    161,453 Mapletree Logistics Trust (b)           158,274
    229,197 Suntec Real Estate Investment
               Trust (b)                            333,022
     61,000 UOL Group Ltd. (b)                      344,464
     50,087 Wing Tai Holdings Ltd. (b)               77,025
     75,000 Yanlord Land Group Ltd. (b) (d)          91,122
                                             --------------
                                                  5,318,114
                                             --------------
            SWEDEN -- 0.9%
     18,514 Castellum AB (b)                        264,028
     14,659 Fabege AB (b)                           149,823
     10,217 Fastighets AB Balder,
               Class B (b) (d)                       72,109
     12,522 Hufvudstaden AB, Class A (b)            157,396
      9,216 Klovern AB (b)                           39,890
     15,416 Kungsleden AB (b)                        99,585
     11,535 Wallenstam AB, Class B (b)              150,714
      7,465 Wihlborgs Fastigheter AB (b)            123,182
                                             --------------
                                                  1,056,727
                                             --------------
            SWITZERLAND -- 1.0%
      1,080 Allreal Holding AG                      157,000
        695 Mobimo Holding AG                       155,941
      4,494 PSP Swiss Property AG (b)               409,681
      6,146 Swiss Prime Site AG                     497,546
                                             --------------
                                                  1,220,168
                                             --------------
            UNITED KINGDOM -- 4.4%
      5,217 A & J Mucklow Group PLC (b)              29,525
     14,513 Big Yellow Group PLC                     78,284
    101,274 British Land Co. PLC (b)                838,379
     73,997 Capital & Counties Properties
               PLC (b)                              306,647
        552 Daejan Holdings PLC                      30,614
     10,331 Derwent London PLC (b)                  338,537
     13,818 Development Securities PLC               31,599
     46,395 Grainger PLC (b)                         95,872
     38,841 Great Portland Estates PLC (b)          293,290
     79,910 Hammerson PLC (b)                       598,983
     72,147 Hansteen Holdings PLC (b)                94,648
     11,207 Helical Bar PLC                          40,315
     63,753 Intu Properties PLC (b)                 324,740
     87,934 Land Securities Group PLC (b)         1,110,042
     65,963 Londonmetric Property PLC (b)           106,354
      7,814 Primary Health Properties PLC            39,300
     51,430 Quintain Estates & Development
               PLC (d)                               52,358
     21,128 Safestore Holdings PLC                   38,042
     83,760 Segro PLC (b)                           324,446
     28,230 Shaftesbury PLC (b)                     249,845
     18,666 St. Modwen Properties PLC (b)            73,083
     17,977 Unite Group PLC (b)                      87,830
     11,784 Workspace Group PLC (b)                  61,563
                                             --------------
                                                  5,244,296
                                             --------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            UNITED STATES -- 46.3%
      5,722 Acadia Realty Trust              $      158,900
      1,461 Agree Realty Corp.                       43,976
        230 Alexander's, Inc.                        75,829
      7,193 Alexandria Real Estate Equities,
               Inc.                                 510,559
      3,815 American Assets Trust, Inc.             122,118
     11,817 American Campus Communities,
               Inc.                                 535,783
     16,437 Apartment Investment &
               Management Co., Class A              503,958
      6,063 Ashford Hospitality Trust                74,939
      5,590 Associated Estates Realty Corp.         104,198
     12,918 AvalonBay Communities, Inc.           1,636,323
     18,863 BioMed Realty Trust, Inc.               407,441
     16,919 Boston Properties, Inc.               1,709,834
     16,119 Brandywine Realty Trust                 239,367
      8,662 BRE Properties, Inc.                    421,666
      9,440 Camden Property Trust                   648,339
      6,898 Campus Crest Communities, Inc.           95,882
      8,576 CapLease, Inc.                           54,629
     18,186 CBL & Associates Properties, Inc.       429,190
      8,108 Cedar Realty Trust, Inc.                 49,540
      5,486 Chesapeake Lodging Trust                125,849
      9,056 Colonial Properties Trust               204,756
     13,361 CommonWealth REIT                       299,821
      8,577 Corporate Office Properties Trust       228,834
     10,300 Cousins Properties, Inc.                110,107
     14,603 CubeSmart                               230,727
     30,111 DCT Industrial Trust, Inc.              222,821
     27,637 DDR Corp.                               481,437
     22,038 DiamondRock Hospitality Co.             205,174
     13,931 Digital Realty Trust, Inc.              932,123
     14,662 Douglas Emmett, Inc.                    365,524
     36,327 Duke Realty Corp.                       616,832
      7,141 DuPont Fabros Technology, Inc.          173,312
      3,347 EastGroup Properties, Inc.              194,795
     12,764 Education Realty Trust, Inc.            134,405
      5,251 EPR Properties                          273,315
      4,245 Equity Lifestyle Properties, Inc.       326,016
      6,684 Equity One, Inc.                        160,215
     36,650 Equity Residential                    2,017,949
      4,112 Essex Property Trust, Inc.              619,185
      4,792 Excel Trust, Inc.                        65,411
     11,627 Extra Space Storage, Inc.               456,592
      7,298 Federal Realty Investment Trust         788,476
     14,058 FelCor Lodging Trust, Inc. (d)           83,645
     11,103 First Industrial Realty Trust,
               Inc.                                 190,194
      5,756 First Potomac Realty Trust               85,361
     15,032 Forest City Enterprises, Inc.,
               Class A (d)                          267,119
      8,243 Franklin Street Properties Corp.        120,513
     60,400 General Growth Properties, Inc.       1,200,752
      2,829 Getty Realty Corp.                       57,174
     16,038 Glimcher Realty Trust                   186,041
      6,171 Government Properties Income
               Trust                                158,780
     51,146 HCP, Inc.                             2,550,140
     29,253 Health Care REIT, Inc.                1,986,571

                       See Notes to Financial Statements                 Page 35

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            UNITED STATES (CONTINUED)
      9,849 Healthcare Realty Trust, Inc.    $      279,613
     19,040 Hersha Hospitality Trust                111,194
      9,097 Highwoods Properties, Inc.              359,968
      5,788 Home Properties, Inc.                   367,075
     15,781 Hospitality Properties Trust            433,031
     81,217 Host Hotels & Resorts, Inc.           1,420,485
      4,802 Hudson Pacific Properties, Inc.         104,443
      8,618 Inland Real Estate Corp.                 86,956
     10,559 Investors Real Estate Trust             104,217
      8,435 Kilroy Realty Corp.                     441,994
     45,833 Kimco Realty Corp.                    1,026,659
      7,812 Kite Realty Group Trust                  52,653
     10,781 LaSalle Hotel Properties                273,622
     23,982 Lexington Realty Trust                  282,988
     13,251 Liberty Property Trust                  526,727
      3,426 LTC Properties, Inc.                    139,541
     15,429 Macerich (The) Co.                      993,319
      9,916 Mack-Cali Realty Corp.                  283,697
     16,909 Medical Properties Trust, Inc.          271,220
      4,773 Mid-America Apartment
               Communities, Inc.                    329,623
      2,759 National Health Investors, Inc.         180,577
     12,427 National Retail Properties, Inc.        449,485
     12,654 OMEGA Healthcare Investors, Inc.        384,175
      4,775 Parkway Properties, Inc.                 88,576
      6,863 Pebblebrook Hotel Trust                 176,997
      5,750 Pennsylvania Real Estate
               Investment Trust                     111,493
     19,075 Piedmont Office Realty Trust,
               Inc., Class A                        373,679
      6,121 Post Properties, Inc.                   288,299
     51,837 Prologis, Inc.                        2,072,443
      2,044 PS Business Parks, Inc.                 161,312
     16,144 Public Storage                        2,459,054
      6,673 Ramco-Gershenson Properties Trust       112,106
     20,187 Realty Income Corp.                     915,480
     10,153 Regency Centers Corp.                   537,195
      5,977 Retail Opportunity Investments
               Corp.                                 83,738
     12,008 RLJ Lodging Trust                       273,302
      2,539 Rouse Properties, Inc.                   45,956
      4,164 Sabra Health Care REIT, Inc.            120,798
      1,431 Saul Centers, Inc.                       62,592
     21,238 Senior Housing Properties Trust         569,816
     34,681 Simon Property Group, Inc.            5,499,019
     10,123 SL Green Realty Corp.                   871,692
      3,437 Sovran Self Storage, Inc.               221,652
      3,833 Spirit Realty Capital, Inc.              72,827
      4,676 STAG Industrial, Inc.                    99,459
     18,917 Strategic Hotels & Resorts,
               Inc. (d)                             157,957
      3,888 Sun Communities, Inc.                   191,795
     17,932 Sunstone Hotel Investors,
               Inc. (d)                             220,743
     10,603 Tanger Factory Outlet Centers,
               Inc.                                 383,617
      6,968 Taubman Centers, Inc.                   541,135
     28,257 UDR, Inc.                               683,537
      1,429 Universal Health Realty Income
               Trust                                 82,468


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            UNITED STATES (CONTINUED)
      2,649 Urstadt Biddle Properties, Inc.,
               Class A                       $       57,642
     33,229 Ventas, Inc.                          2,432,363
     18,920 Vornado Realty Trust                  1,582,469
      7,442 Washington Real Estate
               Investment Trust                     207,185
     12,282 Weingarten Realty Investors             387,497
      3,301 Winthrop Realty Trust                    41,527
      6,611 WP Carey, Inc.                          445,581
                                             --------------
                                                 55,478,700
                                             --------------
            TOTAL COMMON STOCKS -- 99.5%        119,198,326
            (Cost $93,471,257)               --------------

            INVESTMENT COMPANIES -- 0.2%
            GUERNSEY -- 0.2%
     55,956 F&C Commerical Property Trust
               Ltd. (b)                              88,047
     12,479 IRP Property Investments Ltd. (b)        12,249
     29,410 MedicX Fund Ltd.                         39,772
     38,891 Picton Property Income Ltd. (b)          23,642
     16,023 Standard Life Investment Property
               Income Trust PLC                      14,669
     45,976 UK Commercial Property Trust             48,552
                                             --------------
            TOTAL INVESTMENT COMPANIES
               -- 0.2%                              226,931
            (Cost $239,132)                  --------------

            WARRANT -- 0.0%
            NETHERLANDS -- 0.0%
      1,632 Nieuwe Steen Investments,
               expiring 05/28/13 @ $0 (b) (d)             0
            (Cost $0)                        --------------

            MONEY MARKET FUND -- 0.1%
     54,240 Morgan Stanley Institutional
               Liquidity Funds - Treasury
               Portfolio - Institutional
               Class - 0.03% (f)                     54,240
            (Cost $54,240)                   --------------

            TOTAL INVESTMENTS -- 99.8%          119,479,497
            (Cost $93,764,629) (g)
            NET OTHER ASSETS AND
             LIABILITIES -- 0.2%                    277,012
                                             --------------
            NET ASSETS -- 100.0%             $  119,756,509
                                             ==============

Page 36                See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

MARCH 31, 2013 (UNAUDITED)

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(c) This is a restricted security which cannot be traded as a result of the in-specie distribution. It was acquired on August 6, 2009 at a cost of $0 and has a carrying value per share of $0.

(d)   Non-income producing security.

(e)   Non-income producing security which pays in-kind distributions.

(f)   Interest rate shown reflects yield as of March 31, 2013.

(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $26,486,218 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $771,350.


                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Real Estate Investment Trusts                       74.8%
Real Estate Management & Development                24.8
Health Care Providers & Services                     0.1
Money Market Fund                                    0.1
Capital Markets                                      0.0*
-----------------------------------------------------------
TOTAL INVESTMENTS                                   99.8
NET OTHER ASSETS AND LIABILITIES                     0.2
                                                -----------
TOTAL                                              100.0%
                                                ===========

* Amount is less than 0.1%.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                           TOTAL
                         VALUE AT
INVESTMENTS              3/31/2013        LEVEL 1         LEVEL 2        LEVEL 3
--------------------------------------------------------------------------------
Common Stocks:
  Australia            $  9,099,535     $        --     $ 9,099,535      $    --
  Austria                   182,908              --         182,908           --
  Belgium                  $508,374          96,560         411,814           --
  Bermuda                 1,310,737              --       1,310,737           --
  Canada                  5,771,579       5,771,579              --           --
  Cayman Islands          1,065,218              --       1,065,218           --
  Finland                   239,355          36,771         202,584           --
  France                  3,935,513       2,530,289       1,405,224           --
  Germany                 1,308,065         472,489         835,576           --
  Greece                     12,116          12,116              --           --
  Guernsey                   25,963              --          25,963           --
  Hong Kong               9,222,583              --       9,222,583           --
  Israel                    114,468              --         114,468           --
  Italy                      71,006              --          71,006           --
  Japan                  16,915,301         189,022      16,726,279           --
  Luxembourg                108,392              --         108,392           --
  Netherlands               787,524              --         787,524           --
  New Zealand               109,302         109,302              --           --
  Norway                     92,382          92,382              --           --
  Singapore               5,318,114         146,124       5,171,990           --
  Sweden                  1,056,727              --       1,056,727           --
  Switzerland             1,220,168         810,487         409,681           --
  United Kingdom          5,244,296         310,512       4,933,784           --
  United States          55,478,700      55,478,700              --           --
                        --------------------------------------------------------
Total Common
   Stocks               119,198,326      66,056,333      53,141,993           --
Investment
   Companies                226,931         102,993         123,938           --
Money Market Fund            54,240          54,240              --           --
Warrant                          --**            --              --**         --
                       ---------------------------------------------------------
Total Investments      $119,479,497     $66,213,566     $53,265,931      $    --
                       =========================================================

** Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2013, the Fund transferred common stocks valued at $44,695,883 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2012 that are now being fair valued using a factor provided by a pricing service due to the change in value between foreign markets' close and the NYSE close on March 28, 2013 exceeding a certain threshold.

                       See Notes to Financial Statements                 Page 37

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 98.9%
            AUSTRALIA -- 18.3%
    739,673 Adelaide Brighton Ltd. (b)       $    2,736,266
    104,323 Australia & New Zealand Banking
               Group Ltd. (b)                     3,111,353
    719,017 Challenger Ltd. (b)                   2,894,779
     39,632 Commonwealth Bank of
               Australia (b)                      2,815,040
  2,525,428 Commonwealth Property Office
               Fund (b)                           2,923,184
  1,249,072 David Jones Ltd. (b)                  3,898,614
  1,150,127 Metcash Ltd. (b)                      4,970,393
    258,781 Mineral Resources Ltd. (b)            2,872,822
    132,448 National Australia Bank Ltd. (b)      4,273,571
     84,478 Orica Ltd. (b)                        2,159,443
    922,148 Stockland (b)                         3,519,243
    172,977 Suncorp Group Ltd. (b)                2,134,808
    752,600 Sydney Airport (b)                    2,572,194
    663,258 Telstra Corp. Ltd. (b)                3,118,699
    268,897 UGL Ltd. (b)                          2,870,857
     56,367 Wesfarmers Ltd. (b)                   2,366,879
    196,911 Westfield Group (b)                   2,231,008
    110,121 Westpac Banking Corp. (b)             3,543,860
                                             --------------
                                                 55,013,013
                                             --------------
            AUSTRIA -- 1.8%
     50,161 OMV AG (b)                            2,138,805
    507,290 Telekom Austria AG (b)                3,331,665
                                             --------------
                                                  5,470,470
                                             --------------
            BELGIUM -- 3.0%
    133,551 Belgacom S.A. (b)                     3,324,754
    251,023 Mobistar S.A. (b)                     5,648,798
                                             --------------
                                                  8,973,552
                                             --------------
            BERMUDA -- 3.3%
    333,385 Catlin Group Ltd. (b)                 2,645,905
    110,987 Seadrill Ltd. (b)                     4,044,741
    259,251 VTech Holdings Ltd. (b)               3,167,772
                                             --------------
                                                  9,858,418
                                             --------------
            CANADA -- 6.8%
    116,321 Bell Aliant, Inc.                     3,084,794
    165,215 Canadian Oil Sands Ltd.               3,405,623
     94,016 Crescent Point Energy Corp.           3,549,258
     54,674 Emera, Inc.                           1,889,115
     69,451 Manitoba Telecom Services, Inc.       2,256,123
     87,587 Russel Metals, Inc.                   2,488,321
     27,255 Telus Corp.                           1,882,375
     38,743 TransCanada Corp.                     1,849,718
                                             --------------
                                                 20,405,327
                                             --------------
            FINLAND -- 1.7%
    171,083 Fortum Oyj (b)                        3,451,006


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            FINLAND (CONTINUED)
     53,455 Konecranes Oyj (b)               $    1,769,297
                                             --------------
                                                  5,220,303
                                             --------------
            FRANCE -- 8.1%
    130,793 Bouygues S.A. (b)                     3,552,199
    204,998 CNP Assurances (b)                    2,817,237
    690,107 France Telecom S.A. (b)               6,992,763
     77,027 Lagardere S.C.A. (b)                  2,839,042
     95,445 Neopost S.A. (b)                      5,725,760
    116,892 Vivendi S.A. (b)                      2,418,273
                                             --------------
                                                 24,345,274
                                             --------------
            GERMANY -- 2.1%
    336,701 Deutsche Telekom AG (b)               3,564,430
     71,720 RWE AG (b)                            2,677,375
                                             --------------
                                                  6,241,805
                                             --------------
            HONG KONG -- 0.6%
    258,473 Television Broadcasts Ltd. (b)        1,960,786
                                             --------------
            ITALY -- 2.4%
    151,136 Atlantia S.p.A. (b)                   2,393,743
    118,323 ENI S.p.A. (b)                        2,649,070
  3,017,731 Telecom Italia S.p.A. (b)             2,128,427
                                             --------------
                                                  7,171,240
                                             --------------
            JAPAN -- 1.4%
     48,000 Eisai Co., Ltd. (b)                   2,150,542
     33,400 Ono Pharmaceutical Co., Ltd. (b)      2,064,282
                                             --------------
                                                  4,214,824
                                             --------------
            NETHERLANDS -- 1.8%
  1,145,555 Koninklijke (Royal) KPN N.V. (b)      3,858,493
     40,357 Koninklijke Boskalis Westminster
               N.V. (b)                           1,605,549
                                             --------------
                                                  5,464,042
                                             --------------
            NEW ZEALAND -- 2.6%
    282,245 Fletcher Building Ltd. (b)            2,028,945
  2,988,134 Telecom Corp. of New Zealand
               Ltd. (b)                           5,864,715
                                             --------------
                                                  7,893,660
                                             --------------
            PORTUGAL -- 1.5%
  1,440,469 EDP-Energias de Portugal S.A. (b)     4,439,049
                                             --------------
            SINGAPORE -- 2.4%
    216,500 Keppel Corp. Ltd. (b)                 1,961,189
    793,000 Keppel Land Ltd. (b)                  2,529,256
    780,000 StarHub Ltd. (b)                      2,742,009
                                             --------------
                                                  7,232,454
                                             --------------

Page 38                See Notes to Financial Statements

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            SPAIN -- 5.3%
    201,102 ACS Actividades de Construccion
               y Servicios S.A. (b)          $    4,711,836
    527,189 Banco Santander S.A. (b)              3,571,522
    146,411 Gas Natural SDG S.A. (b)              2,598,063
    869,817 Mapfre S.A. (b)                       2,703,066
    182,271 Telefonica S.A. (b)                   2,469,517
                                             --------------
                                                 16,054,004
                                             --------------
            SWEDEN -- 5.5%
    175,641 NCC AB, Class B (b)                   4,402,849
    666,459 Peab AB (b)                           3,741,062
    159,302 Skanska AB, Class B (b)               2,884,862
     53,882 Svenska Handelsbanken AB,
               Class A (b)                        2,304,596
    440,602 TeliaSonera AB (b)                    3,146,804
                                             --------------
                                                 16,480,173
                                             --------------
            SWITZERLAND -- 2.1%
      6,043 Swisscom AG (b)                       2,798,681
     12,771 Zurich Insurance Group AG (b)         3,565,021
                                             --------------
                                                  6,363,702
                                             --------------
            UNITED KINGDOM -- 10.9%
    445,824 Amlin PLC (b)                         2,871,681
     58,849 AstraZeneca PLC (b)                   2,951,922
    478,451 BAE Systems PLC (b)                   2,872,708
    586,453 Balfour Beatty PLC (b)                2,097,958
 10,914,223 Cable & Wireless Communications
               PLC (b)                            6,962,529
    552,225 Carillion PLC (b)                     2,288,281
    545,372 Halfords Group PLC (b)                2,680,015
    111,957 Provident Financial PLC (b)           2,666,344
  1,747,969 RSA Insurance Group PLC (b)           3,099,411
     85,580 Severn Trent PLC (b)                  2,230,027
    194,459 United Utilities Group PLC (b)        2,095,678
                                             --------------
                                                 32,816,554
                                             --------------
            UNITED STATES -- 17.3%
     73,840 Altria Group, Inc.                    2,539,358
     46,851 American Electric Power Co., Inc.     2,278,364
     72,161 AT&T, Inc.                            2,647,587
     95,231 CenterPoint Energy, Inc.              2,281,735
     88,849 CenturyLink, Inc.                     3,121,265
    122,803 Cliffs Natural Resources, Inc.        2,334,485
     35,679 Consolidated Edison, Inc.             2,177,489
     30,791 DTE Energy Co.                        2,104,257
     38,086 Eli Lilly & Co.                       2,162,904
     60,192 FirstEnergy Corp.                     2,540,103
     44,293 Integrys Energy Group, Inc.           2,576,081
     60,169 Lorillard, Inc.                       2,427,819
     67,292 Microchip Technology, Inc.            2,473,654
    496,510 PDL BioPharma, Inc.                   3,629,488
    131,432 Pepco Holdings, Inc.                  2,812,645


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            UNITED STATES (CONTINUED)
    568,327 R.R. Donnelley & Sons Co.        $    6,848,340
     43,667 SCANA Corp.                           2,234,004
     48,095 Southern (The) Co.                    2,256,617
    145,485 TECO Energy, Inc.                     2,592,543
                                             --------------
                                                 52,038,738
                                             --------------
            TOTAL COMMON STOCKS -- 98.9%        297,657,388
            (Cost $289,845,011)

            PREFERRED STOCK -- 0.9%
            GERMANY -- 0.9%
     75,805 ProSiebenSat.1 Media AG (b)           2,713,407
            (Cost $1,976,725)                --------------

            TOTAL INVESTMENTS -- 99.8%          300,370,795
            (Cost $291,821,736) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.2%                  543,762
                                             --------------
            NET ASSETS -- 100.0%             $  300,914,557
                                             ==============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $26,757,620 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $18,208,561.

                       See Notes to Financial Statements                 Page 39

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

MARCH 31, 2013 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                           TOTAL
                         VALUE AT
INVESTMENTS              3/31/2013        LEVEL 1         LEVEL 2        LEVEL 3
--------------------------------------------------------------------------------
Common Stocks:
  Australia            $ 55,013,013     $        --    $ 55,013,013      $    --
  Austria                 5,470,470              --       5,470,470           --
  Belgium                 8,973,552              --       8,973,552           --
  Bermuda                 9,858,418              --       9,858,418           --
  Canada                 20,405,327      20,405,327              --           --
  Finland                 5,220,303              --       5,220,303           --
  France                 24,345,274              --      24,345,274           --
  Germany                 6,241,805              --       6,241,805           --
  Hong Kong               1,960,786              --       1,960,786           --
  Italy                   7,171,240              --       7,171,240           --
  Japan                   4,214,824              --       4,214,824           --
  Netherlands             5,464,042              --       5,464,042           --
  New Zealand             7,893,660              --       7,893,660           --
  Portugal                4,439,049              --       4,439,049           --
  Singapore               7,232,454              --       7,232,454           --
  Spain                  16,054,004              --      16,054,004           --
  Sweden                 16,480,173              --      16,480,173           --
  Switzerland             6,363,702              --       6,363,702           --
  United Kingdom         32,816,554              --      32,816,554           --
  United States          52,038,738      52,038,738              --           --
                        --------------------------------------------------------
Total Common
   Stocks               297,657,388      72,444,065     225,213,323           --
Preferred Stock*          2,713,407              --       2,713,407           --
                       ---------------------------------------------------------
Total Investments      $300,370,795     $72,444,065    $227,926,730      $    --
                       =========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2013, the Fund transferred common stocks valued at $130,949,543 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2012 that are now being fair valued using a factor provided by a pricing service due to the change in value between foreign markets' close and the NYSE close on March 28, 2013 exceeding a certain threshold.

                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Diversified Telecommunication Services              20.9%
Construction & Engineering                           9.4
Insurance                                            6.6
Commercial Banks                                     6.5
Electric Utilities                                   6.5
Multi-Utilities                                      5.5
Oil, Gas & Consumable Fuels                          4.5
Commercial Services & Supplies                       3.2
Pharmaceuticals                                      3.1
Real Estate Investment Trusts                        2.9
Wireless Telecommunication Services                  2.8
Media                                                2.5
Food & Staples Retailing                             2.4
Office Electronics                                   1.9
Transportation Infrastructure                        1.7
Construction Materials                               1.6
Tobacco                                              1.6
Water Utilities                                      1.4
Energy Equipment & Services                          1.3
Multiline Retail                                     1.3
Biotechnology                                        1.2
Communications Equipment                             1.1
Aerospace & Defense                                  1.0
Diversified Financial Services                       1.0
Consumer Finance                                     0.9
Gas Utilities                                        0.9
Specialty Retail                                     0.9
Metals & Mining                                      0.8
Real Estate Management & Development                 0.8
Semiconductors & Semiconductor                       0.8
Trading Companies & Distributors                     0.8
Chemicals                                            0.7
Industrial Conglomerates                             0.7
Machinery                                            0.6
-----------------------------------------------------------
TOTAL INVESTMENTS                                   99.8
NET OTHER ASSETS AND LIABILITIES                     0.2
                                                -----------
TOTAL                                              100.0%
                                                ===========

Page 40                See Notes to Financial Statements

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.5%
            AUSTRALIA -- 4.7%
     11,588 AGL Energy Ltd. (b)              $      191,818
  2,930,172 Infigen Energy (c)                      823,699
                                             --------------
                                                  1,015,517
                                             --------------
            BERMUDA -- 4.4%
 24,868,227 China WindPower Group Ltd. (b)          946,345
                                             --------------
            BRAZIL -- 0.9%
     56,026 Centrais Eletricas Brasileiras
               S.A., ADR                            191,609
                                             --------------
            CAYMAN ISLANDS -- 0.3%
    142,818 China High Speed Transmission
               Equipment Group Co.,
               Ltd. (b) (c)                          67,515
                                             --------------
            CHINA -- 9.6%
  2,059,968 China Longyuan Power Group Corp.,
               Class H (b)                        1,875,043
    261,990 China Suntien Green Energy Corp.,
               Class H (b)                           71,739
    133,246 Harbin Electric Co., Ltd.,
               Class H (b)                          108,713
                                             --------------
                                                  2,055,495
                                             --------------
            DENMARK -- 11.9%
    558,539 Greentech Energy Systems A/S (c)        979,489
    198,125 Vestas Wind Systems A/S (b) (c)       1,588,314
                                             --------------
                                                  2,567,803
                                             --------------
            FRANCE -- 3.2%
      6,020 Alstom S.A. (b)                         245,545
    228,890 Theolia S.A. (b) (c)                    432,641
                                             --------------
                                                    678,186
                                             --------------
            GERMANY -- 15.1%
     16,072 E. ON SE (b)                            281,224
    290,854 Nordex SE (b) (c)                     1,813,678
    187,289 PNE Wind AG                             633,804
      5,840 RWE AG (b)                              218,013
      2,764 Siemens AG, ADR                         297,959
                                             --------------
                                                  3,244,678
                                             --------------
            GREECE -- 0.2%
     13,573 Terna Energy S.A. (b)                    44,154
                                             --------------
            ITALY -- 1.2%
    132,029 Enel Green Power S.p.A. (b)             248,123
                                             --------------
            JAPAN -- 4.1%
        506 Japan Wind Development Co.,
               Ltd. (b) (c)                         654,118
     16,900 Mitsui & Co., Ltd. (b)                  238,258
                                             --------------
                                                    892,376
                                             --------------
            PORTUGAL -- 1.2%
     81,018 EDP-Energias de Portugal S.A. (b)       249,671
                                             --------------
            SOUTH KOREA -- 0.5%
     20,083 Dongkuk Structure & Construction
               Co., Ltd. (b)                         67,951


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SOUTH KOREA (CONTINUED)
      7,412 Unison Co., Ltd. (b) (c)         $       46,139
                                             --------------
                                                    114,090
                                             --------------
            SPAIN -- 20.9%
      2,361 Acciona S.A. (b)                        129,267
    258,917 EDP Renovaveis S.A. (b) (c)           1,252,242
     10,482 Endesa S.A. (b)                         221,629
    521,463 Gamesa Corp. Tecnologica S.A. (b)     1,601,765
    275,883 Iberdrola S.A. (b)                    1,289,722
                                             --------------
                                                  4,494,625
                                             --------------
            SWEDEN -- 5.7%
    144,721 Arise Windpower AB (c)                  555,206
    110,695 Eolus Vind AB, Class B                  428,066
     10,031 SKF AB, Class B (b)                     245,108
                                             --------------
                                                  1,228,380
                                             --------------
            SWITZERLAND -- 0.6%
      3,572 BKW AG (b)                              126,539
                                             --------------
            UNITED KINGDOM -- 2.7%
      7,192 BP PLC, ADR                             304,581
      4,342 Royal Dutch Shell PLC, ADR              282,925
                                             --------------
                                                    587,506
                                             --------------
            UNITED STATES -- 12.3%
     16,643 AES (The) Corp.                         209,202
      6,285 Allegheny Technologies, Inc.            199,297
      4,083 Alliant Energy Corp.                    204,885
     17,613 American Superconductor Corp. (c)        46,851
     55,052 Capstone Turbine Corp. (c)               49,547
      4,669 Duke Energy Corp.                       338,923
     16,301 Federal-Mogul Corp. (c)                  98,295
     13,779 General Electric Co.                    318,570
      5,190 Kaydon Corp.                            132,760
      4,288 NextEra Energy, Inc.                    333,092
      7,772 NRG Energy, Inc.                        205,880
      4,819 Otter Tail Corp.                        150,064
      3,431 Trinity Industries, Inc.                155,527
      3,279 Woodward, Inc.                          130,373
      6,942 Zoltek Cos., Inc. (c)                    82,957
                                             --------------
                                                  2,656,223
                                             --------------
            TOTAL COMMON STOCKS -- 99.5%         21,408,835
            (Cost $38,475,962)

            MONEY MARKET FUND -- 0.1%
     35,731 Morgan Stanley Institutional
               Liquidity Funds - Treasury
               Portfolio - Institutional
               Class - 0.03% (d)                     35,731
            (Cost $35,731)                   --------------

            TOTAL INVESTMENTS -- 99.6%           21,444,566
            (Cost $38,511,693) (e)
            NET OTHER ASSETS AND
             LIABILITIES -- 0.4%                     75,343
                                             --------------
            NET ASSETS -- 100.0%             $   21,519,909
                                             ==============

                       See Notes to Financial Statements                 Page 41

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND

MARCH 31, 2013 (UNAUDITED)

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d)   Interest rate shown reflects yield as of March 31, 2013.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,031,365 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $18,098,492.

ADR   - American Depositary Receipt

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                           TOTAL
                         VALUE AT
INVESTMENTS              3/31/2013        LEVEL 1         LEVEL 2        LEVEL 3
--------------------------------------------------------------------------------
Common Stocks:
  Australia             $ 1,015,517     $   823,699     $   191,818      $    --
  Bermuda                   946,345              --         946,345           --
  Brazil                    191,609         191,609              --           --
  Cayman Islands             67,515              --          67,515           --
  China                   2,055,495              --       2,055,495           --
  Denmark                 2,567,803         979,489       1,588,314           --
  France                    678,186              --         678,186           --
  Germany                 3,244,678         931,763       2,312,915           --
  Greece                    $44,154              --         $44,154           --
  Italy                     248,123              --         248,123           --
  Japan                     892,376              --         892,376           --
  Portugal                  249,671              --         249,671           --
  South Korea               114,090              --         114,090           --
  Spain                   4,494,625              --       4,494,625           --
  Sweden                  1,228,380         983,272         245,108           --
  Switzerland               126,539              --         126,539           --
  United Kingdom            587,506         587,506              --           --
  United States           2,656,223       2,656,223              --           --
                        --------------------------------------------------------
Total Common Stocks      21,408,835       7,153,561      14,255,274           --
Money Market Fund            35,731          35,731              --           --
                        --------------------------------------------------------
Total Investments       $21,444,566     $ 7,189,292     $14,255,274      $    --
                        ========================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2013, the Fund transferred common stocks valued at $14,108,604 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2012 that are now being fair valued using a factor provided by a pricing service due to the change in value between foreign markets' close and the NYSE close on March 28, 2013 exceeding a certain threshold.

                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Independent Power Producers & Energy Traders        38.1%
Electrical Equipment                                25.9
Electric Utilities                                  17.1
Multi-Utilities                                      4.2
Machinery                                            3.1
Oil, Gas & Consumable Fuels                          3.1
Industrial Conglomerates                             2.9
Construction & Engineering                           2.3
Trading Companies & Distributors                     1.1
Metals & Mining                                      0.9
Auto Components                                      0.4
Chemicals                                            0.4
Money Market Fund                                    0.1
-----------------------------------------------------------
TOTAL INVESTMENTS                                   99.6
NET OTHER ASSETS AND LIABILITIES                     0.4
                                                -----------
TOTAL                                              100.0%
                                                ===========

Page 42                See Notes to Financial Statements

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND


PORTFOLIO OF INVESTMENTS
MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.6%
            AUSTRALIA -- 2.7%
     21,726 Leighton Holdings Ltd. (b)       $      467,885
                                             --------------
            CANADA -- 4.3%
      6,755 Aecon Group, Inc.                        86,711
     11,015 SNC-Lavalin Group, Inc.                 461,050
      4,387 Stantec, Inc.                           193,514
                                             --------------
                                                    741,275
                                             --------------
            CAYMAN ISLANDS -- 1.6%
    201,861 China State Construction
               International Holdings
               Ltd. (b)                             277,033
                                             --------------
            CHINA -- 4.8%
    501,006 China Communications Construction
               Co., Ltd. (b)                        467,851
    707,837 China Railway Group Ltd., Class
               H (b)                                361,402
                                             --------------
                                                    829,253
                                             --------------
            EGYPT -- 1.4%
      7,026 Orascom Construction Industries,
               GDR (c)                              242,959
                                             --------------
            FINLAND -- 1.5%
     12,189 YIT Oyj (b)                             254,642
                                             --------------
            FRANCE -- 7.0%
     17,975 Bouygues S.A. (b)                       488,182
      4,456 Eiffage S.A. (b)                        188,854
     11,584 Vinci S.A. (b)                          522,878
                                             --------------
                                                  1,199,914
                                             --------------
            GERMANY -- 1.4%
      3,756 Hochtief AG (b) (c)                     244,909
                                             --------------
            ITALY -- 1.1%
     35,724 Impregilo S.p.A. (b)                    183,497
                                             --------------
            JAPAN -- 16.2%
     25,000 CHIYODA Corp. (b)                       280,182
     20,300 COMSYS Holdings Corp. (b)               246,807
     16,000 JGC Corp. (b)                           410,639
    100,000 KAJIMA Corp. (b)                        271,776
      7,000 KINDEN Corp. (b)                         45,953
     14,700 KYOWA EXEO Corp. (b)                    158,099
      7,000 Maeda Corp. (b)                          28,372
      6,000 Maeda Road Construction Co.,
               Ltd. (b)                              82,113
     73,000 OBAYASHI Corp. (b)                      349,232
     43,500 Penta-Ocean Construction Co.,
               Ltd. (b)                             111,978
     72,000 SHIMIZU Corp. (b)                       236,248
      5,600 SHO-BOND Holdings Co., Ltd. (b)         204,112
    109,000 TAISEI Corp. (b)                        303,293
      4,000 TOSHIBA Plant Systems & Services
               Corp. (b)                             49,157


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            JAPAN (CONTINUED)
      2,000 Toyo Engineering Corp. (b)     $          8,750
                                             --------------
                                                  2,786,711
                                             --------------
            NETHERLANDS -- 11.7%
      5,682 Arcadis N.V. (b)                        157,590
     20,403 Chicago Bridge & Iron Co. N.V.,
               ADR                                1,267,026
     36,479 Koninklijke BAM Groep N.V. (b)          148,030
      7,675 Koninklijke Boskalis Westminster
               N.V. (b)                             305,339
     12,513 Royal Imtech N.V. (b)                   142,236
                                             --------------
                                                  2,020,221
                                             --------------
            NORWAY -- 2.0%
     18,120 Aker Solutions ASA (b)                  340,119
                                             --------------
            PANAMA -- 2.5%
     38,995 McDermott International, Inc. (c)       428,555
                                             --------------
            SPAIN -- 5.6%
     17,655 ACS Actividades de Construccion
               y Servicios S.A. (b)                 413,658
      7,468 Obrascon Huarte Lain S.A. (b)           246,130
      6,332 Tecnicas Reunidas S.A. (b)              296,841
                                             --------------
                                                    956,629
                                             --------------
            SWEDEN -- 5.3%
     11,082 NCC AB, Class B (b)                     277,796
     24,561 Peab AB (b)                             137,869
     27,541 Skanska AB, Class B (b)                 498,751
                                             --------------
                                                    914,416
                                             --------------
            SWITZERLAND -- 2.0%
     15,284 Foster Wheeler AG (c)                   349,239
                                             --------------
            UNITED KINGDOM -- 5.5%
     26,729 AMEC PLC (b)                            429,541
     72,675 Balfour Beatty PLC (b)                  259,985
      6,820 Galliford Try PLC (b)                    95,275
      1,741 Keller Group PLC (b)                     21,607
     10,314 WS Atkins PLC (b)                       143,163
                                             --------------
                                                    949,571
                                             --------------
            UNITED STATES -- 23.0%
     14,294 AECOM Technology Corp. (c)              468,843
      5,279 Dycom Industries, Inc. (c)              103,943
      8,053 EMCOR Group, Inc.                       341,367
      9,260 Fluor Corp.                             614,216
      5,484 Granite Construction, Inc.              174,611
      6,288 Great Lakes Dredge & Dock Corp.          42,318
     11,488 Jacobs Engineering Group,
               Inc. (c)                             646,085
     15,439 KBR, Inc.                               495,283
     18,853 Quanta Services, Inc. (c)               538,819
      1,968 Tutor Perini Corp. (c)                   37,982
     10,336 URS Corp.                               490,030
                                             --------------
                                                  3,953,497
                                             --------------


                       See Notes to Financial Statements                 Page 43

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND

MARCH 31, 2013 (UNAUDITED)

            DESCRIPTION                               VALUE
-----------------------------------------------------------
            TOTAL INVESTMENTS -- 99.6%       $   17,140,325
            (Cost $19,247,972) (d)
            NET OTHER ASSETS AND
             LIABILITIES -- 0.4%                     75,194
                                             --------------
            NET ASSETS -- 100.0%             $   17,215,519
                                             ==============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,283,282 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,390,929.

ADR   - American Depositary Receipt
GDR   - Global Depositary Receipt


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                           TOTAL
                         VALUE AT
INVESTMENTS              3/31/2013        LEVEL 1         LEVEL 2        LEVEL 3
--------------------------------------------------------------------------------
Common Stocks:
  Australia             $   467,885     $        --     $   467,885      $    --
  Canada                    741,275         741,275              --           --
  Cayman Islands            277,033              --         277,033           --
  China                     829,253              --         829,253           --
  Egypt                     242,959         242,959              --           --
  Finland                   254,642              --         254,642           --
  France                  1,199,914              --       1,199,914           --
  Germany                   244,909              --         244,909           --
  Italy                     183,497              --         183,497           --
  Japan                   2,786,711              --       2,786,711           --
  Netherlands             2,020,221       1,267,026         753,195           --
  Norway                    340,119              --         340,119           --
  Panama                    428,555         428,555              --           --
  Spain                     956,629              --         956,629           --
  Sweden                    914,416              --         914,416           --
  Switzerland               349,239         349,239              --           --
  United Kingdom            949,571              --         949,571           --
  United States           3,953,497       3,953,497              --           --
                        --------------------------------------------------------
Total Investments       $17,140,325     $ 6,982,551     $10,157,774      $    --
                        ========================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2013, the Fund transferred common stocks valued at $9,726,031 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2012 that are now being fair valued using a factor provided by a pricing service due to the change in value between foreign markets' close and the NYSE close on March 28, 2013 exceeding a certain threshold.

                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Construction & Engineering                          88.9%
Energy Equipment & Services                          8.7
Professional Services                                2.0
-----------------------------------------------------------
TOTAL INVESTMENTS                                   99.6
NET OTHER ASSETS AND LIABILITIES                     0.4
                                                -----------
TOTAL                                              100.0%
                                                ===========

Page 44                See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.9%
            CAYMAN ISLANDS -- 2.0%
    448,000 Wasion Group Holdings Ltd. (b)   $      257,301
                                             --------------
            FRANCE -- 9.5%
      5,811 Alstom S.A. (b)                         237,020
     13,575 Schneider Electric S.A. (b)             992,716
                                             --------------
                                                  1,229,736
                                             --------------
            GERMANY -- 3.9%
      2,452 Siemens AG (b)                          264,323
      9,901 SMA Solar Technology AG (b)             236,911
                                             --------------
                                                    501,234
                                             --------------
            ITALY -- 7.6%
     47,571 Prysmian S.p.A. (b)                     981,473
                                             --------------
            JAPAN -- 1.9%
     23,000 NGK Insulators Ltd. (b)                 245,720
                                             --------------
            SPAIN -- 7.4%
     19,067 Red Electrica Corp. S.A. (b)            960,242
                                             --------------
            SWITZERLAND -- 8.1%
     45,719 ABB Ltd. (b)                          1,037,896
                                             --------------
            UNITED KINGDOM -- 4.2%
     65,017 Melrose Industries PLC (b)              263,321
     23,724 National Grid PLC (b)                   275,669
                                             --------------
                                                    538,990
                                             --------------
            UNITED STATES -- 55.3%
      1,342 Acorn Energy, Inc. (c)                    9,864
     27,148 Advanced Energy Industries,
               Inc. (d)                             496,808
     43,026 American Superconductor Corp. (d)       114,449
      2,027 AZZ, Inc.                                97,702
      2,111 Digi International, Inc. (d)             18,851
     23,898 EnerNOC, Inc. (d)                       415,108
     14,462 Enphase Energy, Inc. (d)                 89,664
     12,660 ESCO Technologies, Inc.                 517,288
     15,660 General Cable Corp. (d)                 573,626
     11,045 General Electric Co.                    255,360
      2,794 Hubbell, Inc., Class B                  271,325
      6,100 ITC Holdings Corp.                      544,486
     12,228 Itron, Inc. (d)                         567,379
      4,563 MasTec, Inc. (d)                        133,012
     20,336 MYR Group, Inc. (d)                     499,452
     20,383 Pike Electric Corp. (d)                 290,050
    119,503 Power-One, Inc. (c) (d)                 495,938
     16,393 PowerSecure International,
               Inc. (d)                             208,355
     35,740 Quanta Services, Inc. (d)             1,021,449
      1,633 Valmont Industries, Inc.                256,822
      3,477 WESCO International, Inc. (d)           252,465
                                             --------------
                                                  7,129,453
                                             --------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            TOTAL COMMON STOCKS -- 99.9%     $   12,882,045
                                             --------------
            (Cost $11,137,975)

            COLLATERAL FOR SECURITIES ON LOAN
               -- 2.7%
            MONEY MARKET FUND -- 0.5%
     69,585 Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class -
               0.001% (e)                            69,585
            (Cost $69,585)

 PRINCPAL
   VALUE
-----------
            REPURCHASE AGREEMENT -- 2.2%
$   276,700 JPMorgan Chase & Co., 0.05% (e),
               dated 03/28/13, due 04/01/13,
               with a maturity value of
               $276,701. Collateralized by
               U.S. Treasury Note, interest
               rate of 0.625%, due 08/31/17.
               The value of the collateral
               including accrued interest is
               $282,132.                            276,700
            (Cost $276,700)                  --------------

            TOTAL COLLATERAL FOR SECURITIES
               ON LOAN - 2.7%                       346,285
            (Cost $346,285)                  --------------

            TOTAL INVESTMENTS -- 102.6%          13,228,330
            (Cost $11,484,260) (f)

            NET OTHER ASSETS AND
             LIABILITIES -- (2.6)%                 (329,208)
                                             --------------
            NET ASSETS -- 100.0%             $   12,899,122
                                             ==============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(c) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $337,839 and the total value of the collateral held by the Fund is $346,285.

(d)   Non-income producing security.

(e)   Interest rate shown reflects yield as of March 31, 2013.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,179,765 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $435,695.

                       See Notes to Financial Statements                 Page 45

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND

MARCH 31, 2013 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                           TOTAL
                         VALUE AT
INVESTMENTS              3/31/2013        LEVEL 1         LEVEL 2        LEVEL 3
--------------------------------------------------------------------------------
Common Stocks:
  Cayman Islands        $   257,301     $        --     $   257,301      $    --
  France                  1,229,736              --       1,229,736           --
  Germany                   501,234              --         501,234           --
  Italy                     981,473              --         981,473           --
  Japan                     245,720              --         245,720           --
  Spain                     960,242              --         960,242           --
  Switzerland             1,037,896              --       1,037,896           --
  United Kingdom            538,990              --         538,990           --
  United States           7,129,453       7,129,453              --           --
                        --------------------------------------------------------
Total Common
   Stocks                12,882,045       7,129,453       5,752,592           --
Money Market Fund            69,585          69,585              --           --
Repurchase
   Agreement                276,700              --         276,700           --
                        --------------------------------------------------------
Total Investments       $13,228,330     $ 7,199,038     $ 6,029,292      $    --
                        ========================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2013, the Fund transferred common stocks valued at $5,189,236 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2012 that are now being fair valued using a factor provided by a pricing service due to the change in value between foreign markets' close and the NYSE close on March 28, 2013 exceeding a certain threshold.


                                                    % OF
INDUSTRY                                         NET ASSETS

Electrical Equipment                                35.7%
Construction & Engineering                          15.1
Electric Utilities                                  11.7
Electronic Equipment, Instruments & Components      10.2
Machinery                                           10.0
Semiconductors & Semiconductor Equipment             5.7
Industrial Conglomerates                             4.0
Commercial Services & Supplies                       3.3
Repurchase Agreement                                 2.2
Multi-Utilities                                      2.1
Trading Companies & Distributors                     2.0
Money Market Fund                                    0.5
Communications Equipment                             0.1

TOTAL INVESTMENTS                                  102.6
NET OTHER ASSETS AND LIABILITIES                    (2.6)
                                                -----------
TOTAL                                              100.0%
                                                ===========

Page 46                See Notes to Financial Statements

FIRST TRUST ISE GLOBAL COPPER INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 100.1%
            AUSTRALIA -- 4.0%
    886,265 Aditya Birla Minerals Ltd. (b)   $      404,200
    195,033 Oz Minerals Ltd. (b)                  1,088,730
                                             --------------
                                                  1,492,930
                                             --------------
            CANADA -- 35.9%
    496,322 Capstone Mining Corp. (c)             1,104,187
    288,609 Copper Mountain Mining Corp. (c)        772,768
     88,660 First Quantum Minerals Ltd.           1,686,185
    122,354 HudBay Minerals, Inc.                 1,176,747
     87,173 Imperial Metals Corp. (c)             1,282,902
     26,422 Inmet Mining Corp.                    1,759,559
  1,712,340 Katanga Mining Ltd. (c)               1,230,505
    256,433 Lundin Mining Corp. (c)               1,120,798
    292,534 Northern Dynasty Minerals
               Ltd. (c)                             927,333
    294,538 Taseko Mines Ltd. (c)                   815,870
    249,716 Turquoise Hill Resources Ltd. (c)     1,590,454
                                             --------------
                                                 13,467,308
                                             --------------
            CHINA -- 4.5%
    755,566 Jiangxi Copper Co., Ltd., Class
               H (b)                              1,675,580
                                             --------------
            PERU -- 2.6%
     32,255 Sociedad Minera Cerro Verde
               S.A.A. (c)                           983,777
                                             --------------
            POLAND -- 5.5%
     42,551 KGHM Polska Miedz S.A. (b)            2,062,216
                                             --------------
            RUSSIA -- 4.5%
     98,442 MMC Norilsk Nickel OJSC,
               ADR (b)                            1,665,673
                                             --------------
            SOUTH AFRICA -- 2.4%
     80,012 Palabora Mining Co., Ltd. (c)           913,647
                                             --------------
            TURKEY -- 3.4%
    328,657 Park Elektrik Uretim Madencilik
               Sanayi ve Ticaret A.S. (b)         1,282,871
                                             --------------
            UNITED KINGDOM -- 25.0%
    145,852 Antofagasta PLC (b)                   2,189,396
    221,797 Kazakhmys PLC (b)                     1,327,201
     45,512 Rio Tinto PLC, ADR                    2,142,705
     99,417 Vedanta Resources PLC (b)             1,525,393
    134,352 Xstrata PLC (b)                       2,187,211
                                             --------------
                                                  9,371,906
                                             --------------
            UNITED STATES -- 12.3%
     69,937 Freeport-McMoRan Copper & Gold,
               Inc.                               2,314,915
     61,363 Southern Copper Corp.                 2,305,408
                                             --------------
                                                  4,620,323
                                             --------------


            DESCRIPTION                               VALUE
-----------------------------------------------------------
            TOTAL INVESTMENTS -- 100.1%      $   37,536,231
            (Cost $56,888,061) (d)
            NET OTHER ASSETS AND
             LIABILITIES -- (0.1)%                  (37,411)
                                             --------------
            NET ASSETS -- 100.0%             $   37,498,820
                                             ==============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $595,749 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $19,947,579.

ADR   - American Depositary Receipt

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                           TOTAL
                         VALUE AT
INVESTMENTS              3/31/2013        LEVEL 1         LEVEL 2        LEVEL 3
--------------------------------------------------------------------------------
Common Stocks:
  Australia             $ 1,492,930     $        --     $ 1,492,930      $    --
  Canada                 13,467,308      13,467,308              --           --
  China                   1,675,580              --       1,675,580           --
  Peru                      983,777         983,777              --           --
  Poland                  2,062,216              --       2,062,216           --
  Russia                  1,665,673              --       1,665,673           --
  South Africa              913,647         913,647              --           --
  Turkey                  1,282,871              --       1,282,871           --
  United Kingdom          9,371,906       2,142,705       7,229,201           --
  United States           4,620,323       4,620,323              --           --
                        --------------------------------------------------------
Total Investments       $37,536,231     $22,127,760     $15,408,471      $    --
                        ========================================================

                       See Notes to Financial Statements                 Page 47

FIRST TRUST ISE GLOBAL COPPER INDEX FUND

MARCH 31, 2013 (UNAUDITED)

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2013, the Fund transferred common stocks valued at $14,319,299 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2012 that are now being fair valued using a factor provided by a pricing service due to the change in value between foreign markets' close and the NYSE close on March 28, 2013 exceeding a certain threshold.


                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Metals & Mining                                    100.1%
-----------------------------------------------------------
TOTAL INVESTMENTS                                  100.1
NET OTHER ASSETS AND LIABILITIES                    (0.1)
                                                -----------
TOTAL                                              100.0%
                                                ===========

Page 48                See Notes to Financial Statements

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 101.1%
            BERMUDA -- 6.4%
    706,508 Aquarius Platinum Ltd. (b) (c)   $      514,089
  1,072,621 Sylvania Platinum Ltd. (b) (c)          182,574
                                             --------------
                                                    696,663
                                             --------------
            CANADA -- 14.7%
  2,806,316 Eastern Platinum Ltd. (c)               400,567
    371,218 North American Palladium Ltd. (c)       530,842
    370,998 Platinum Group Metals Ltd. (c)          522,249
    131,643 PolyMet Mining Corp. (c)                156,655
                                             --------------
                                                  1,610,313
                                             --------------
            CHINA -- 4.7%
  2,459,381 Xinjiang Xinxin Mining Industry
               Co., Ltd., Class H (b)               511,803
                                             --------------
            GUERNSEY -- 0.9%
     10,344 Zimplats Holdings Ltd. (c)              102,311
                                             --------------
            HONG KONG -- 4.1%
  1,229,760 MMG Ltd. (b) (c)                        453,412
                                             --------------
            JAPAN -- 3.6%
     14,400 Furuya Metal Co., Ltd. (b)              392,444
                                             --------------
            RUSSIA -- 8.8%
     57,147 MMC Norilsk Nickel OJSC,
               ADR (b)                              966,947
                                             --------------
            SOUTH AFRICA -- 35.6%
     46,854 African Rainbow Minerals Ltd. (b)       964,582
     11,336 Anglo American Platinum
               Ltd. (b) (c)                         471,171
     68,613 Impala Platinum Holdings Ltd. (b)     1,012,803
    120,935 Northam Platinum Ltd. (b) (c)           520,060
     91,459 Royal Bafokeng Platinum
               Ltd. (b) (c)                         536,517
  7,294,329 Wesizwe Platinum Ltd. (c)               388,701
                                             --------------
                                                  3,893,834
                                             --------------
            UNITED KINGDOM -- 17.7%
     29,439 Johnson Matthey PLC (b)               1,032,751
    203,510 Lonmin PLC (b) (c)                      903,797
                                             --------------
                                                  1,936,548
                                             --------------
            UNITED STATES -- 4.6%
     39,260 Stillwater Mining Co. (c)               507,632
                                             --------------
            TOTAL INVESTMENTS -- 101.1%           11,071,907
            (Cost $13,387,588) (d)
            NET OTHER ASSETS AND
             LIABILITIES -- (1.1)%                 (117,287)
                                             --------------
            NET ASSETS -- 100.0%             $   10,954,620
                                             ==============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $169,675 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,485,356.

ADR   - American Depositary Receipt

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                           TOTAL
                         VALUE AT
INVESTMENTS              3/31/2013        LEVEL 1         LEVEL 2        LEVEL 3
--------------------------------------------------------------------------------
Common Stocks:
  Bermuda               $   696,663     $        --     $   696,663      $    --
  Canada                  1,610,313       1,610,313              --           --
  China                     511,803              --         511,803           --
  Guernsey                  102,311         102,311              --           --
  Hong Kong                 453,412              --         453,412           --
  Japan                     392,444              --         392,444           --
  Russia                    966,947              --         966,947           --
  South Africa            3,893,834         388,701       3,505,133           --
  United Kingdom          1,936,548              --       1,936,548           --
  United States             507,632         507,632              --           --
                        --------------------------------------------------------
Total Investments       $11,071,907     $ 2,608,957     $ 8,462,950      $    --
                        ========================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2013, the Fund transferred common stocks valued at $5,813,952 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2012 that are now being fair valued using a factor provided by a pricing service due to the change in value between foreign markets' close and the NYSE close on March 28, 2013 exceeding a certain threshold.

                       See Notes to Financial Statements                 Page 49

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND

MARCH 31, 2013 (UNAUDITED)

                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Metals & Mining                                     88.1%
Chemicals                                            9.4
Semiconductors & Semiconductor Equipment             3.6
-----------------------------------------------------------
TOTAL INVESTMENTS                                  101.1
NET OTHER ASSETS AND LIABILITIES                    (1.1)
                                                -----------
TOTAL                                              100.0%
                                                ===========


Page 50                See Notes to Financial Statements

FIRST TRUST BICK INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.7%
            BRAZIL -- 25.1%
     19,056 Banco Bradesco S.A., ADR         $      324,333
     23,853 Banco do Brasil S.A.                    323,194
     44,002 Banco Santander Brasil S.A., ADR        319,454
     47,996 BM&F BOVESPA S.A.                       322,784
     24,330 BR Malls Participacoes S.A.             304,494
     14,606 BRF- Brasil Foods S.A.                  323,743
     31,788 CCR S.A.                                324,684
      6,274 Cia Brasileira de Distribuicao
               Grupo PAO de Acucar, Class
               Preference                           330,101
      6,689 Cia de Saneamento Basico do
               Estado de Sao Paulo, ADR (b)         319,266
     10,605 Cielo S.A.                              312,102
      7,115 Companhia de Bebidas das
               Americas, ADR                        301,178
     27,050 Companhia Energetica de Minas
               Gerais, ADR                          320,542
     64,930 Companhia Siderurgica Nacional
               S.A., ADR                            290,886
      9,479 Embraer S.A., ADR                       338,116
     39,832 Gerdau S.A., ADR                        307,105
     17,977 Itau Unibanco Holding S.A., ADR         319,991
     61,297 Itausa-Investimentos Itau S.A.,
               Class Preference                     318,201
     12,061 Natura Cosmeticos S.A.                  290,252
    218,134 OGX Petroleo e Gas Participacoes
               S.A. (b)                             249,358
     22,108 Petroleo Brasileiro S.A., ADR           366,330
     12,023 Telefonica Brasil S.A., ADR             320,774
     14,721 Tim Participacoes S.A., ADR             322,095
     12,499 Ultrapar Participacoes S.A.             316,874
     64,222 Usinas Siderurgicas de Minas
               Gerais S.A., Class
               Preference (b)                       342,920
     17,728 Vale S.A., ADR                          306,517
                                             --------------
                                                  7,915,294
                                             --------------
            CAYMAN ISLANDS -- 2.8%
      3,539 Baidu, Inc., ADR (b)                    310,370
    698,074 Evergrande Real Estate Group
               Ltd. (c)                             282,893
      9,081 Tencent Holdings Ltd. (c)               290,452
                                             --------------
                                                    883,715
                                             --------------
            CHINA -- 19.7%
    640,155 Agricultural Bank of China Ltd.,
               Class H (c)                          308,065
     89,258 Anhui Conch Cement Co., Ltd.,
               Class H (c)                          297,594
    707,911 Bank of China Ltd., Class H (c)         329,364
    423,836 Bank of Communications Co., Ltd.,
               Class H (c)                          318,234
    526,012 China CITIC Bank Corp. Ltd.,
               Class H (c)                          317,153


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CHINA (CONTINUED)
    399,800 China Construction Bank Corp.,
               Class H (c)                   $      327,724
    109,505 China Life Insurance Co., Ltd.,
               Class H (c)                          285,699
    153,069 China Merchants Bank Co., Ltd.,
               Class H (c)                          325,264
    240,500 China Minsheng Banking Corp.,
               Ltd., Class H (c)                    307,655
     89,364 China Pacific Insurance (Group)
               Co., Ltd., Class H (c)               295,150
    277,455 China Petroleum & Chemical Corp.,
               Class H (c)                          325,373
     86,964 China Shenhua Energy Co., Ltd.,
               Class H (c)                          317,301
    622,836 China Telecom Corp., Ltd.,
               Class H (c)                          315,276
    132,527 CITIC Securities Co., Ltd.,
               Class H (c)                          287,427
    229,203 Dongfeng Motor Group Co., Ltd.,
               Class H (c)                          323,090
    194,874 Haitong Securities Co. Ltd.,
               Class H (b) (c)                      268,555
    459,164 Industrial & Commercial Bank of
               China, Class H (c)                   322,929
    238,283 PetroChina Co., Ltd., Class H (c)       313,787
     39,579 Ping An Insurance (Group) Co. of
               China Ltd., Class H (c)              307,871
    215,156 Yanzhou Coal Mining Co., Ltd.,
               Class H (c)                          291,968
                                             --------------
                                                  6,185,479
                                             --------------
            HONG KONG -- 2.0%
    170,249 CNOOC Ltd. (c)                          327,373
    286,786 Lenovo Group Ltd. (c)                   286,040
                                             --------------
                                                    613,413
                                             --------------
            INDIA -- 23.4%
     24,564 Axis Bank Ltd., GDR (c)                 596,162
     18,926 Dr. Reddy's Laboratories Ltd.,
               ADR                                  612,256
     16,278 HDFC Bank Ltd., ADR                     609,123
     14,603 ICICI Bank Ltd., ADR                    626,469
     11,466 Infosys Ltd., ADR                       618,132
     24,427 Larsen & Toubro Ltd., GDR (c)           615,831
     38,087 Mahindra & Mahindra Ltd., GDR (c)       607,982
     20,790 Reliance Industries Ltd., GDR (c)       593,177
      7,547 State Bank of India, GDR (c)            629,785
     92,243 Sterlite Industries (India)
               Ltd., ADR                            643,856
     22,966 Tata Motors Ltd., ADR                   560,600
     63,927 Wipro Ltd., ADR                         645,663
                                             --------------
                                                  7,359,036
                                             --------------


                       See Notes to Financial Statements                 Page 51

FIRST TRUST BICK INDEX FUND

MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            JERSEY -- 2.0%
     42,692 WNS Holdings Ltd., ADR (b)       $      629,280
                                             --------------
            SOUTH KOREA -- 24.7%
      8,727 Hana Financial Group, Inc. (c)          309,405
      5,212 Hyundai Engineering &
               Construction Co., Ltd. (c)           312,714
      1,659 Hyundai Heavy Industries Co.,
               Ltd. (c)                             321,627
      1,107 Hyundai Mobis (c)                       310,763
      1,591 Hyundai Motor Co. (c)                   321,612
      8,909 KB Financial Group, Inc. (c)            297,616
      6,225 Kia Motors Corp. (c)                    315,844
        941 Korea Zinc Co. Ltd. (c)                 301,447
      4,577 KT&G Corp.                              310,591
      1,215 LG Chem Ltd. (c)                        291,492
     11,640 LG Display Co., Ltd. (b) (c)            340,383
      4,489 LG Electronics, Inc. (c)                330,398
      1,587 Lotte Chemical Corp. (c)                284,149
      1,270 NHN Corp. (c)                           307,024
      1,018 POSCO (c)                               299,569
      5,323 Samsung C&T Corp. (c)                   329,489
      3,719 Samsung Electro-Mechanics Co.,
               Ltd. (c)                             335,238
        452 Samsung Electronics Co., Ltd.
               GDR (c)                              304,435
        227 Samsung Electronics Co., Ltd. (c)       309,408
      9,210 Samsung Heavy Industries Co.,
               Ltd. (c)                             292,783
      8,189 Shinhan Financial Group Co.,
               Ltd. (c)                             294,745
     13,430 SK Hynix, Inc. (b) (c)                  355,571
      1,990 SK Innovation Co., Ltd. (c)             293,019
     17,659 SK Telecom Co. Ltd. ADR                 315,566
      3,608 S-Oil Corp. (c)                         304,903
                                             --------------
                                                  7,789,791
                                             --------------

            TOTAL INVESTMENTS -- 99.7%           31,376,008
            (Cost $34,656,369) (d)
            NET OTHER ASSETS AND
             LIABILITIES -- 0.3%                    107,976
                                             --------------
            NET ASSETS -- 100.0%             $   31,483,984
                                             ==============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,402,549 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,682,910.

ADR   - American Depositary Receipt

GDR   - Global Depositary Receipt


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                           TOTAL
                         VALUE AT
INVESTMENTS              3/31/2013        LEVEL 1         LEVEL 2        LEVEL 3
--------------------------------------------------------------------------------
Common Stocks:
  Brazil                $ 7,915,294     $ 7,915,294     $        --      $    --
  Cayman Islands            883,715         310,370         573,345           --
  China                   6,185,479              --       6,185,479           --
  Hong Kong                 613,413              --         613,413           --
  India                   7,359,036       4,316,099       3,042,937           --
  Jersey                    629,280         629,280              --           --
  South Korea             7,789,791         626,157       7,163,634           --
                        --------------------------------------------------------
Total Investments       $31,376,008     $13,797,200     $17,578,808      $    --
                        ========================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2013, the Fund transferred common stocks valued at $16,085,991 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2012 that are now being fair valued using a factor provided by a pricing service due to the change in value between foreign markets' close and the NYSE close on March 28, 2013 exceeding a certain threshold.

Page 52                See Notes to Financial Statements

FIRST TRUST BICK INDEX FUND

MARCH 31, 2013 (UNAUDITED)

                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Commercial Banks                                    23.9%
Oil, Gas & Consumable Fuels                         11.8
Metals & Mining                                      8.0
IT Services                                          7.0
Automobiles                                          6.8
Semiconductors & Semiconductor Equipment             3.1
Construction & Engineering                           3.0
Internet Software & Services                         2.9
Insurance                                            2.8
Electronic Equipment, Instruments & Components       2.2
Diversified Telecommunication Services               2.0
Machinery                                            2.0
Wireless Telecommunication Services                  2.0
Pharmaceuticals                                      1.9
Real Estate Management & Development                 1.9
Capital Markets                                      1.8
Chemicals                                            1.8
Aerospace & Defense                                  1.1
Auto Components                                      1.0
Beverages                                            1.0
Diversified Financial Services                       1.0
Electric Utilities                                   1.0
Food & Staples Retailing                             1.0
Food Products                                        1.0
Household Durables                                   1.0
Tobacco                                              1.0
Trading Companies & Distributors                     1.0
Transportation Infrastructure                        1.0
Water Utilities                                      1.0
Computers & Peripherals                              0.9
Construction Materials                               0.9
Personal Products                                    0.9
-----------------------------------------------------------
TOTAL INVESTMENTS                                   99.7
NET OTHER ASSETS AND LIABILITIES                     0.3
                                                -----------
TOTAL                                              100.0%
                                                ===========

                       See Notes to Financial Statements                 Page 53

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.5%
            BERMUDA -- 1.4%
     15,845 Marvell Technology Group Ltd.    $      167,640
                                             --------------
            CANADA -- 5.7%
     40,082 Celestica, Inc., Class W (b)            324,263
     24,811 Research In Motion Ltd. (b) (c)         358,519
                                             --------------
                                                    682,782
                                             --------------
            CAYMAN ISLANDS -- 2.4%
    772,277 Foxconn International Holdings
               Ltd. (b) (d)                         289,751
                                             --------------
            CHINA -- 2.5%
     44,167 BYD Co., Ltd., Class H (b) (d)          141,515
     90,866 ZTE Corp., Class H (d)                  157,640
                                             --------------
                                                    299,155
                                             --------------
            FINLAND -- 2.5%
     91,569 Nokia Oyj, ADR (c)                      300,346
                                             --------------
            FRANCE -- 2.6%
    116,718 Alcatel-Lucent, ADR (b)                 155,235
      7,918 France Telecom S.A. (d)                  80,232
      3,869 Vivendi S.A. (d)                         80,042
                                             --------------
                                                    315,509
                                             --------------
            GERMANY -- 0.7%
      7,300 Deutsche Telekom AG (d)                  77,280
                                             --------------
            GUERNSEY -- 1.4%
      4,553 Amdocs Ltd.                             165,046
                                             --------------
            HONG KONG -- 0.7%
      7,389 China Mobile Ltd. (d)                    78,371
                                             --------------
            ITALY -- 0.6%
    107,642 Telecom Italia S.p.A. (d)                75,921
                                             --------------
            JAPAN -- 9.7%
      2,000 KDDI Corp. (d)                           83,624
      3,900 KYOCERA Corp. (d)                       357,835
         51 NTT DOCOMO, Inc. (d)                     75,815
      2,000 SOFTBANK Corp. (d)                       92,143
     21,200 SONY Corp. (d)                          368,898
     35,000 TOSHIBA Corp. (d)                       178,482
                                             --------------
                                                  1,156,797
                                             --------------
            NETHERLANDS -- 2.6%
      1,723 Gemalto N.V. (d)                        150,413
     20,730 STMicroelectronics N.V. (d)             160,151
                                             --------------
                                                    310,564
                                             --------------
            RUSSIA -- 0.7%
      3,705 Mobile TeleSystems, ADR                  76,842
                                             --------------
            SINGAPORE -- 4.2%
      4,775 Avago Technologies Ltd.                 171,518
     49,475 Flextronics International
               Ltd. (b)                             334,451
                                             --------------
                                                    505,969
                                             --------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SOUTH KOREA -- 6.1%
      4,733 KT Corp., ADR                    $       74,356
      4,649 LG Electronics, Inc. (d)                342,174
        230 Samsung Electronics Co., Ltd. (d)       313,497
                                             --------------
                                                    730,027
                                             --------------
            SPAIN -- 0.7%
      5,694 Telefonica S.A. (d)                      77,146
                                             --------------
            SWEDEN -- 1.4%
     13,165 Telefonaktiebolaget LM Ericsson,
               Class B (d)                          164,927
                                             --------------
            TAIWAN -- 10.8%
    315,130 Compal Communications,
               Inc. (b) (d)                         335,495
     38,420 HTC Corp. (d)                           314,542
    846,233 Inventec Corp. (d)                      319,815
    297,464 Wistron Corp. (d)                       326,451
                                             --------------
                                                  1,296,303
                                             --------------
            UNITED KINGDOM -- 2.0%
      3,815 ARM Holdings PLC, ADR                   161,641
     28,996 Vodafone Group PLC (d)                   82,282
                                             --------------
                                                    243,923
                                             --------------
            UNITED STATES -- 40.8%
      3,833 Agilent Technologies, Inc.              160,871
      4,745 Altera Corp.                            168,305
      3,594 Analog Devices, Inc.                    167,085
        779 Apple, Inc.                             344,809
      2,165 AT&T, Inc.                               79,434
     18,728 Benchmark Electronics, Inc. (b)         337,479
      4,927 Broadcom Corp., Class A                 170,819
     11,035 CEVA, Inc. (b)                          172,146
     11,094 Ciena Corp. (b)                         177,615
      2,298 Crown Castle International
               Corp. (b)                            160,033
        199 Google, Inc., Class A (b)               158,012
      5,212 Maxim Integrated Products, Inc.         170,172
     19,161 Micron Technology, Inc. (b)             191,227
      2,626 Motorola Solutions, Inc.                168,143
     12,789 OmniVision Technologies, Inc. (b)       176,232
      2,486 QUALCOMM, Inc.                          166,438
     36,426 RF Micro Devices, Inc. (b)              193,786
     30,495 Sanmina Corp. (b)                       346,423
      2,271 SBA Communications Corp.,
               Class A (b)                          163,557
      7,833 Skyworks Solutions, Inc. (b)            172,561
     13,386 Sprint Nextel Corp. (b)                  83,127
      4,670 Synaptics, Inc. (b)                     190,022
     78,179 Tellabs, Inc.                           163,394
      4,717 Texas Instruments, Inc.                 167,359
     35,875 TriQuint Semiconductor, Inc. (b)        181,169
      1,662 Verizon Communications, Inc.             81,687
      4,424 Xilinx, Inc.                            168,864
                                             --------------
                                                  4,880,769
                                             --------------
            TOTAL COMMON STOCKS -- 99.5%         11,895,068
            (Cost $12,106,042)               --------------



Page 54                See Notes to Financial Statements

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND

MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COLLATERAL FOR SECURITIES ON LOAN
               -- 3.9%
            MONEY MARKET FUND -- 0.8%
     94,560 Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class -
               0.001% (e)                    $       94,560
            (Cost $94,560)

 PRINCPAL
   VALUE
-----------
            REPURCHASE AGREEMENT -- 3.1%
$   376,010 JPMorgan Chase & Co., 0.05% (e),
               dated 03/28/13, due 04/01/13,
               with a maturity value of
               $376,012. Collateralized by
               U.S. Treasury Note, interest
               rate of 0.625%, due 08/31/17.
               The value of the collateral
               including accrued interest is
               $383,391.                            376,010
            (Cost $376,010)                  --------------

            TOTAL COLLATERAL FOR SECURITIES
               ON LOAN - 3.9%                       470,570
            (Cost $470,570)                  --------------

            TOTAL INVESTMENTS -- 103.4%          12,365,638
            (Cost $12,576,612) (f)
            NET OTHER ASSETS AND
             LIABILITIES -- (3.4)%                 (408,126)
                                             --------------
            NET ASSETS -- 100.0%             $   11,957,512
                                             ==============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $454,228 and the total value of the collateral held by the Fund is $470,570.

(d) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(e)   Interest rate shown reflects yield as of March 31, 2013.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,116,368 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,327,342.

ADR   - American Depositary Receipt

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                           TOTAL
                         VALUE AT
INVESTMENTS              3/31/2013        LEVEL 1         LEVEL 2        LEVEL 3
--------------------------------------------------------------------------------
Common Stocks:
  Bermuda               $   167,640     $   167,640     $        --      $    --
  Canada                    682,782         682,782              --           --
  Cayman Islands            289,751              --         289,751           --
  China                     299,155              --         299,155           --
  Finland                   300,346         300,346              --           --
  France                    315,509         155,235         160,274           --
  Germany                    77,280              --          77,280           --
  Guernsey                  165,046         165,046              --           --
  Hong Kong                  78,371              --          78,371           --
  Italy                      75,921              --          75,921           --
  Japan                   1,156,797              --       1,156,797           --
  Netherlands               310,564              --         310,564           --
  Russia                     76,842          76,842              --           --
  Singapore                 505,969         505,969              --           --
  South Korea               730,027          74,356         655,671           --
  Spain                      77,146              --          77,146           --
  Sweden                    164,927              --         164,927           --
  Taiwan                  1,296,303              --       1,296,303           --
  United Kingdom            243,923         161,641          82,282           --
  United States           4,880,769       4,880,769              --           --
                        --------------------------------------------------------
Total Common
   Stocks                11,895,068       7,170,626       4,724,442           --
Money Market Fund            94,560          94,560              --           --
Repurchase
   Agreement                376,010              --         376,010           --
                        --------------------------------------------------------
Total Investments       $12,365,638     $ 7,265,186     $ 5,100,452      $    --
                        ========================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2013, the Fund transferred common stocks valued at $4,619,623 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2012 that are now being fair valued using a factor provided by a pricing service due to the change in value between foreign markets' close and the NYSE close on March 28, 2013 exceeding a certain threshold.

                       See Notes to Financial Statements                 Page 55

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND

MARCH 31, 2013 (UNAUDITED)

                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Semiconductors & Semiconductor Equipment            25.7%
Communications Equipment                            20.6
Electronic Equipment, Instruments & Components      16.6
Computers & Peripherals                             12.6
Wireless Telecommunication Services                  7.5
Household Durables                                   6.0
Diversified Telecommunication Services               5.2
Repurchase Agreement                                 3.1
IT Services                                          1.4
Life Sciences Tools & Services                       1.4
Internet Software & Services                         1.3
Automobiles                                          1.2
Money Market Fund                                    0.8
-----------------------------------------------------------
TOTAL INVESTMENTS                                  103.4
NET OTHER ASSETS AND LIABILITIES                    (3.4)
                                                -----------
TOTAL                                              100.0%
                                                ===========

Page 56                See Notes to Financial Statements

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.9%
            BERMUDA -- 1.4%
    138,208 Brilliance China Automotive
               Holdings Ltd. (b) (c)         $      163,224
                                             --------------
            CAYMAN ISLANDS -- 0.9%
    225,000 Geely Automobile Holdings
               Ltd. (b)                             109,746
                                             --------------
            CHINA -- 4.1%
     52,000 AviChina Industry & Technology
               Co., Ltd., Class H (b)                25,622
     32,700 BYD Co., Ltd., Class H (b) (c)          104,774
     47,744 Dongfeng Motor Group Co., Ltd.,
               Class H (b)                           67,301
     56,624 Great Wall Motor Co., Ltd.,
               Class H (b)                          192,712
    122,065 Guangzhou Automobile Group Co.,
               Ltd., Class H (b)                    103,665
                                             --------------
                                                    494,074
                                             --------------
            FRANCE -- 4.9%
     14,635 Peugeot S.A. (b) (c)                    106,143
      7,704 Renault S.A. (b)                        483,332
                                             --------------
                                                    589,475
                                             --------------
            GERMANY -- 15.0%
      5,297 Bayerische Motoren Werke AG (b)         458,394
     16,403 Daimler AG (b)                          894,578
      6,167 Porsche Automobil Holding SE,
               Class Preference (b)                 451,836
                                             --------------
                                                  1,804,808
                                             --------------
            ITALY -- 2.3%
     48,131 Fiat S.p.A. (b) (c)                     257,109
      9,405 Piaggio & C. S.p.A. (b)                  24,156
                                             --------------
                                                    281,265
                                             --------------
            JAPAN -- 37.9%
      9,000 Daihatsu Motor Co., Ltd. (b)            187,282
     32,000 Fuji Heavy Industries Ltd. (b)          507,582
     26,100 Honda Motor Co., Ltd. (b)             1,005,124
    162,000 Mazda Motor Corp. (b) (c)               476,516
    248,000 Mitsubishi Motors Corp. (b) (c)         259,302
     48,200 Nissan Motor Co., Ltd. (b)              467,561
      3,000 Nissan Shatai Co., Ltd. (b)              36,772
     20,400 Suzuki Motor Corp. (b)                  457,190
     19,000 Toyota Motor Corp. (b)                  979,750
     14,400 Yamaha Motor Co., Ltd. (b)              194,995
                                             --------------
                                                  4,572,074
                                             --------------
            MALAYSIA -- 1.7%
     48,200 UMW Holdings Berhad                     208,584
                                             --------------
            SOUTH KOREA -- 12.4%
      4,864 Hyundai Motor Co. (b)                   983,233
      9,484 Kia Motors Corp. (b)                    481,199


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SOUTH KOREA (CONTINUED)
      6,750 Ssangyong Motor Co. (b) (c)      $       36,075
                                             --------------
                                                  1,500,507
                                             --------------
            TAIWAN -- 1.6%
     38,054 China Motor Corp. (b)                    35,361
     49,291 Sanyang Industrial Co.,
               Ltd. (b) (c)                          41,642
     64,870 Yulon Motor Co., Ltd. (b)               115,999
                                             --------------
                                                    193,002
                                             --------------
            UNITED STATES -- 17.7%
     77,656 Ford Motor Co.                        1,021,176
     18,034 General Motors Co. (c)                  501,706
      9,303 Harley-Davidson, Inc.                   495,850
      3,128 Tesla Motors, Inc. (c)                  118,520
                                             --------------
                                                  2,137,252
                                             --------------
            TOTAL INVESTMENTS -- 99.9%           12,054,011
            (Cost $11,513,193) (d)
            NET OTHER ASSETS AND
             LIABILITIES -- 0.1%                     11,204
                                             --------------
            NET ASSETS -- 100.0%             $   12,065,215
                                             ==============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $932,439 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $391,621.

                       See Notes to Financial Statements                 Page 57

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND

MARCH 31, 2013 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                           TOTAL
                         VALUE AT
INVESTMENTS              3/31/2013        LEVEL 1         LEVEL 2        LEVEL 3
--------------------------------------------------------------------------------
Common Stocks:
  Bermuda               $   163,224     $        --     $   163,224      $    --
  Cayman Islands            109,746              --         109,746           --
  China                     494,074              --         494,074           --
  France                    589,475              --         589,475           --
  Germany                 1,804,808              --       1,804,808           --
  Italy                     281,265              --         281,265           --
  Japan                   4,572,074              --       4,572,074           --
  Malaysia                  208,584         208,584              --           --
  South Korea             1,500,507              --       1,500,507           --
  Taiwan                    193,002              --         193,002           --
  United States           2,137,252       2,137,252              --           --
                        --------------------------------------------------------
Total Investments       $12,054,011     $ 2,345,836     $ 9,708,175      $    --
                        ========================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2013, the Fund transferred common stocks valued at $4,792,093 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2012 that are now being fair valued using a factor provided by a pricing service due to the change in value between foreign markets' close and the NYSE close on March 28, 2013 exceeding a certain threshold.


                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Automobiles                                         99.4%
Auto Components                                      0.3
Aerospace & Defense                                  0.2
-----------------------------------------------------------
TOTAL INVESTMENTS                                   99.9
NET OTHER ASSETS AND LIABILITIES                     0.1
                                                -----------
TOTAL                                              100.0%
                                                ===========


Page 58                See Notes to Financial Statements

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2013 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 100.1%
            CANADA -- 3.0%
     49,230 Open Text Corp. (b)               $   2,906,047
                                             --------------
            GERMANY -- 2.9%
     34,126 SAP AG, ADR                           2,748,508
                                             --------------
            INDIA -- 0.9%
     80,557 Wipro Ltd., ADR                         813,625
                                             --------------
            ISRAEL -- 0.7%
     15,000 Check Point Software
               Technologies Ltd. (b)                704,850
                                             --------------
            UNITED STATES -- 92.6%
     61,419 Activision Blizzard, Inc.               894,875
     18,647 Adobe Systems, Inc. (b)                 811,331
     70,415 Akamai Technologies, Inc. (b)         2,484,945
     11,006 Amazon.com, Inc. (b)                  2,932,989
      4,315 Apple, Inc.                           1,909,948
    135,085 Aruba Networks, Inc. (b)              3,342,003
     17,445 BMC Software, Inc. (b)                  808,227
    325,834 Brightcove, Inc. (b)                  2,023,429
     32,058 CA, Inc.                                806,900
    138,146 Cisco Systems, Inc.                   2,888,633
    110,983 EMC Corp. (b)                         2,651,384
     13,822 Equinix, Inc. (b)                     2,989,837
     30,344 F5 Networks, Inc. (b)                 2,703,044
    102,333 Facebook, Inc., Class A (b)           2,617,678
     26,023 Financial Engines, Inc.                 942,553
      3,904 Google, Inc., Class A (b)             3,099,893
    148,856 Hewlett-Packard Co.                   3,548,727
     93,509 Informatica Corp. (b)                 3,223,255
     11,447 International Business Machines
               Corp.                              2,441,645
     11,641 Intuit, Inc.                            764,232
     22,846 j2 Global, Inc.                         895,792
    140,048 Juniper Networks, Inc. (b)            2,596,490
     81,896 Microsoft Corp.                       2,343,045
     83,163 NetApp, Inc. (b)                      2,840,848
     29,412 Netflix, Inc. (b)                     5,570,927
     28,712 NetScout Systems, Inc. (b)              705,454
     42,586 NetSuite, Inc. (b)                    3,409,435
    194,531 Oracle Corp.                          6,291,133
     67,065 Polycom, Inc. (b)                       743,080
     39,924 Rackspace Hosting, Inc. (b)           2,015,364
     54,631 Red Hat, Inc. (b)                     2,762,143
     16,450 Salesforce.com, Inc. (b)              2,941,753
     46,165 Teradata Corp. (b)                    2,701,114
    133,309 TIBCO Software, Inc. (b)              2,695,508
     29,663 VMware, Inc., Class A (b)             2,339,817
  1,080,148 Zynga, Inc., Class A (b)              3,629,297
                                             --------------
                                                 88,366,728
                                             --------------

            DESCRIPTION                               VALUE
-----------------------------------------------------------

            TOTAL INVESTMENTS -- 100.1%      $   95,539,758
            (Cost $90,499,135) (c)
            NET OTHER ASSETS AND
             LIABILITIES -- (0.1)%                  (75,387)
                                             --------------
            NET ASSETS -- 100.0%             $   95,464,371
                                             ==============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,388,363 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,347,740.

ADR   - American Depositary Receipt

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
----------------------------------------------------------
Common Stocks*        $95,539,758     $    --      $    --
                      ====================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2013.

                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Software                                            39.8%
Internet Software & Services                        19.8
Communications Equipment                            12.8
Computers & Peripherals                             11.5
Internet & Catalog Retail                            8.9
IT Services                                          6.3
Capital Markets                                      1.0
-----------------------------------------------------------
TOTAL INVESTMENTS                                  100.1
NET OTHER ASSETS AND LIABILITIES                    (0.1)
                                                -----------
TOTAL                                              100.0%
                                                ===========

                       See Notes to Financial Statements                 Page 59

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2013 (UNAUDITED)

                                                                                                           FIRST TRUST
                                                                               FIRST TRUST               FTSE EPRA/NAREIT
                                                                            STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                             SELECT DIVIDEND               REAL ESTATE
                                                                                INDEX FUND                  INDEX FUND
                                                                          ----------------------      ----------------------
ASSETS:
Investments at value...................................................       $   34,709,670              $  119,479,497
Cash...................................................................                   --                      42,672
Foreign currency, at value ............................................                  630                       5,181
Receivables:
   Investment securities sold .........................................               78,286                     266,716
   Capital shares sold ................................................               50,125                          --
   Reclaims ...........................................................               35,536                      16,589
   Dividends ..........................................................               14,459                     365,547
   From investment advisor ............................................                1,769                          --
   Interest ...........................................................                    1                           5
   Securities lending income ..........................................                   --                          --
Prepaid expenses ......................................................               60,730                       5,244
                                                                              --------------              --------------
   TOTAL ASSETS .......................................................           34,951,206                 120,181,451
                                                                              --------------              --------------

LIABILITIES:
Due to custodian USD ..................................................               80,911                          --
Due to custodian foreign currency .....................................                   --                          --
Payables:
   Investment securities purchased ....................................               50,049                     171,455
   Audit and tax fees .................................................               14,610                      16,740
   Printing fees ......................................................                5,158                      11,201
   Collateral for securities on loan ..................................                   --                          --
   Investment advisory fees ...........................................                   --                      42,624
   Licensing fees .....................................................                   --                      63,070
   Trustees' fees .....................................................                   --                         620
Other liabilities .....................................................               16,504                     119,232
                                                                              --------------              --------------
   TOTAL LIABILITIES ..................................................              167,232                     424,942
                                                                              --------------              --------------

NET ASSETS ............................................................       $   34,783,974              $  119,756,509
                                                                              ==============              ==============

NET ASSETS CONSIST OF:
Paid-in capital .......................................................       $   47,991,610               $ 100,763,648
Par value .............................................................               29,533                      29,000
Accumulated net investment income (loss) ..............................                3,921                 (2,644,526)
Accumulated net realized gain (loss) on investments and
   foreign currency transactions ......................................         (12,443,691)                 (4,105,786)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation .......................................            (797,399)                  25,714,173
                                                                              --------------              --------------
NET ASSETS ............................................................       $   34,783,974               $ 119,756,509
                                                                              ==============              ==============

NET ASSET VALUE, per share.............................................       $        11.78              $        41.30
                                                                              ==============              ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share) .........................................            2,953,334                   2,900,002
                                                                              ==============              ==============
Investments, at cost ..................................................       $   35,504,402              $   93,764,629
                                                                              ==============              ==============
Foreign currency, at cost (proceeds) ..................................       $          701              $        5,477
                                                                              ==============              ==============
Securities on loan, at value ..........................................       $           --              $           --
                                                                              ==============              ==============


Page 60                See Notes to Financial Statements

                                                                               FIRST TRUST                 FIRST TRUST
                       FIRST TRUST                 FIRST TRUST                  ISE GLOBAL               NASDAQ(R) CLEAN
                     DOW JONES GLOBAL               ISE GLOBAL                 ENGINEERING              EDGE(R) SMART GRID
                     SELECT DIVIDEND               WIND ENERGY               AND CONSTRUCTION             INFRASTRUCTURE
                        INDEX FUND                  INDEX FUND                  INDEX FUND                  INDEX FUND
                  ----------------------      ----------------------      ----------------------      ----------------------

                      $  300,370,795              $   21,444,566              $   17,140,325              $   13,228,330
                                  --                       2,979                      25,966                      26,457
                             311,332                          --                      22,949                          --

                                  --                          --                          --                          --
                           2,527,079                          --                          --                          --
                             328,773                      46,197                      33,070                      21,923
                             705,757                      74,669                      39,232                       4,651
                                  --                       1,228                          --                       4,130
                                  10                           1                          --                          --
                                  --                          --                          --                         281
                               6,540                       4,342                       3,947                         753
                      --------------              --------------              --------------              --------------
                         304,250,286                  21,573,982                  17,265,489                  13,286,525
                      --------------              --------------              --------------              --------------


                             419,068                          --                          --                          --
                                  --                       6,780                          --                         990

                           2,517,319                          --                          --                          --
                              16,740                      15,617                      15,617                      15,618
                              12,323                       8,448                       4,859                       4,832
                                  --                          --                          --                     346,285
                             149,511                          --                       1,008                          --
                              56,713                       5,209                       4,284                       2,936
                               1,194                         212                         545                          --
                             162,861                      17,807                      23,657                      16,742
                      --------------              --------------              --------------              --------------
                           3,335,729                      54,073                      49,970                     387,403
                      --------------              --------------              --------------              --------------

                      $  300,914,557              $   21,519,909              $   17,215,519              $   12,899,122
                      ==============              ==============              ==============              ==============


                      $  295,611,109              $   92,983,703              $   23,673,980              $   15,000,513
                             123,500                      28,000                       4,000                       4,000
                            (891,057)                    (40,976)                     37,171                         573

                          (2,477,080)                (54,381,413)                 (4,388,731)                 (3,849,361)

                           8,548,085                 (17,069,405)                 (2,110,901)                  1,743,397
                      --------------              --------------              --------------              --------------
                      $  300,914,557              $   21,519,909              $   17,215,519              $   12,899,122
                      ==============              ==============              ==============              ==============

                      $        24.37              $         7.69              $        43.04              $        32.25
                      ==============              ==============              ==============              ==============

                          12,350,002                   2,800,002                     400,002                     400,002
                      ==============              ==============              ==============              ==============
                      $  291,821,736              $   38,511,693              $   19,247,972              $   11,484,260
                      ==============              ==============              ==============              ==============
                      $      311,692              $       (7,107)             $       22,911              $         (997)
                      ==============              ==============              ==============              ==============
                      $           --              $           --              $           --              $      337,839
                      ==============              ==============              ==============              ==============


                       See Notes to Financial Statements                 Page 61

FIRST TRUST EXCHANGE-TRADED FUND II

MARCH 31, 2013 (UNAUDITED)


                                                                               FIRST TRUST                 FIRST TRUST
                                                                                ISE GLOBAL                  ISE GLOBAL
                                                                                  COPPER                     PLATINUM
                                                                                INDEX FUND                  INDEX FUND
                                                                          ----------------------      ----------------------
ASSETS:
Investments, at value .................................................       $   37,536,231              $   11,071,907
Cash...................................................................                   --                          --
Foreign currency, at value ............................................                   --                      31,902
   Receivables:
   Investment securities sold .........................................              339,983                     171,971
   Capital shares sold ................................................                   --                          --
   Reclaims ...........................................................               57,336                       3,239
   Dividends ..........................................................               42,796                          --
   From investment advisor ............................................                   --                          --
   Interest ...........................................................                   --                          --
   Securities lending income ..........................................                   --                          --
Prepaid expenses ......................................................                   --                          --
                                                                              --------------              --------------
   TOTAL ASSETS .......................................................           37,976,346                  11,279,019
                                                                              --------------              --------------

LIABILITIES:
Due to custodian USD ..................................................              453,954                     283,655
Due to custodian foreign currency .....................................                   78                          --
Payables:
   Investment securities purchased ....................................                   --                      33,997
   Audit and tax fees .................................................                   --                          --
   Printing fees ......................................................                   --                          --
   Collateral for securities on loan ..................................                   --                          --
   Investment advisory fees ...........................................               23,494                       6,747
   Licensing fees .....................................................                   --                          --
   Trustees' fees .....................................................                   --                          --
Other liabilities .....................................................                   --                          --
                                                                              --------------              --------------
   TOTAL LIABILITIES ..................................................              477,526                     324,399
                                                                              --------------              --------------

NET ASSETS ............................................................       $   37,498,820              $   10,954,620
                                                                              ==============              ==============

NET ASSETS CONSIST OF: ................................................
Paid-in capital .......................................................       $   82,170,102              $   21,461,835
Par value .............................................................               14,500                       8,000
Accumulated net investment income (loss) ..............................             (165,720)                    (36,542)
Accumulated net realized gain (loss) on investments and ...............
   foreign currency transactions ......................................          (25,168,232)                 (8,163,129)
Net unrealized appreciation (depreciation) on investments and .........
   foreign currency translation .......................................          (19,351,830)                 (2,315,544)
                                                                              --------------              --------------
NET ASSETS ............................................................       $   37,498,820              $   10,954,620
                                                                              ==============              ==============

NET ASSET VALUE, per share.............................................       $        25.86              $        13.69
                                                                              ==============              ==============
Number of shares outstanding
   (unlimited number of shares authorized, par value $0.01 per share)..            1,450,002                     800,002
                                                                              --------------              --------------
Investments, at cost ..................................................       $   56,888,061              $   13,387,588
                                                                              ==============              ==============
Foreign currency, at cost (proceeds) ..................................       $          (77)             $       32,437
                                                                              ==============              ==============
Securities on loan, at value ..........................................       $           --              $           --
                                                                              ==============              ==============

Page 62                See Notes to Financial Statements

                                                   FIRST TRUST                 FIRST TRUST                 FIRST TRUST
                       FIRST TRUST                  NASDAQ CEA                NASDAQ GLOBAL                 ISE CLOUD
                           BICK                     SMARTPHONE                     AUTO                     COMPUTING
                        INDEX FUND                  INDEX FUND                  INDEX FUND                  INDEX FUND
                  ----------------------      ----------------------      ----------------------      ----------------------

                      $   31,376,008              $   12,365,638              $   12,054,011              $   95,539,758
                                  --                      22,631                          --                          --
                                  --                      28,508                       1,035                          --

                              84,731                          --                          --                   3,505,764
                                  --                          --                          --                          --
                                  --                       2,143                       3,931                       6,758
                             136,449                      14,837                      27,782                      32,620
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                                  --                       1,409                          --                          --
                                  --                          --                          --                          --
                      --------------              --------------              --------------              --------------
                          31,597,188                  12,435,166                  12,086,759                  99,084,900
                      --------------              --------------              --------------              --------------


                              94,986                          --                      14,228                      55,847
                                 215                          --                          --                          --

                                  --                          --                          --                   3,515,960
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                                  --                     470,570                          --                          --
                              18,003                       7,084                       7,316                      48,722
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                      --------------              --------------              --------------              --------------
                             113,204                     477,654                      21,544                   3,620,529
                      --------------              --------------              --------------              --------------

                      $   31,483,984              $   11,957,512              $   12,065,215              $   95,464,371
                      ==============              ==============              ==============              ==============


                      $   41,732,277              $   14,385,757              $   11,825,501              $   92,402,141
                              13,000                       4,500                       4,000                      45,000
                              (1,318)                      8,591                      13,511                    (49,768)

                          (6,977,365)                 (2,230,079)                   (318,398)                 (1,973,625)

                          (3,282,610)                   (211,257)                    540,601                   5,040,623
                      --------------              --------------              --------------              --------------
                      $   31,483,984              $   11,957,512              $   12,065,215              $   95,464,371
                      ==============              ==============              ==============              ==============

                      $        24.22              $        26.57              $        30.16              $        21.21
                      ==============              ==============              ==============              ==============

                           1,300,002                     450,002                     400,002                   4,500,002
                      --------------              --------------              --------------              --------------
                      $   34,656,369              $   12,576,612              $   11,513,193              $   90,499,135
                      ==============              ==============              ==============              ==============
                      $         (245)             $       28,552              $        1,033              $           --
                      ==============              ==============              ==============              ==============
                      $           --              $      454,228              $           --              $           --
                      ==============              ==============              ==============              ==============


                       See Notes to Financial Statements                 Page 63

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2013 (UNAUDITED)

                                                                                                           FIRST TRUST
                                                                               FIRST TRUST               FTSE EPRA/NAREIT
                                                                            STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                             SELECT DIVIDEND               REAL ESTATE
                                                                                INDEX FUND                  INDEX FUND
                                                                          ----------------------      ----------------------
INVESTMENT INCOME:
Dividends .............................................................       $      232,670              $    1,633,525
Foreign tax withholding ...............................................               (8,019)                    (78,862)
Securities lending income (net of fees) ...............................                   --                          --
Interest ..............................................................                    2                          14
                                                                              --------------              --------------
   Total investment income ............................................              224,653                   1,554,677
                                                                              --------------              --------------

EXPENSES:
Investment advisory fees ..............................................               43,240                     210,246
Licensing fees ........................................................               37,425                      63,070
Audit and tax fees ....................................................               11,805                      13,185
Accounting and administration fees ....................................                9,599                      42,790
Printing fees .........................................................                9,505                       7,414
Listing fees ..........................................................                3,159                       3,159
Trustees' fees and expenses ...........................................                2,285                       4,917
Legal fees ............................................................                1,835                      10,028
Custodian fees ........................................................                  857                       9,018
Transfer agent fees ...................................................                  541                       2,628
Registration and filing fees ..........................................                  249                         426
Other expenses ........................................................                1,844                       8,280
                                                                              --------------              --------------
   Total expenses .....................................................              122,344                     375,161
   Less fees waived and expenses reimbursed by the investment advisor..              (57,484)                    (59,792)
                                                                              --------------              --------------
   Net expenses .......................................................               64,860                     315,369
                                                                              --------------              --------------
NET INVESTMENT INCOME (LOSS) ..........................................              159,793                   1,239,308
                                                                              --------------              --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................           (1,038,899)                   (272,146)
   In-kind redemptions ................................................                   --                          --
   Foreign currency transactions ......................................               (3,834)                     (4,317)
                                                                              --------------              --------------
Net realized gain (loss) ..............................................           (1,042,733)                   (276,463)
                                                                              --------------              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................              405,850                  11,332,430
   Foreign currency translation .......................................                 (463)                       (936)
                                                                              --------------              --------------
Net change in unrealized appreciation (depreciation) ..................              405,387                  11,331,494
                                                                              --------------              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ...............................             (637,346)                 11,055,031
                                                                              --------------              --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................................       $     (477,553)             $   12,294,339
                                                                              ==============              ==============

Page 64                See Notes to Financial Statements

                                                                               FIRST TRUST                 FIRST TRUST
                       FIRST TRUST                 FIRST TRUST                  ISE GLOBAL               NASDAQ(R) CLEAN
                     DOW JONES GLOBAL               ISE GLOBAL                 ENGINEERING              EDGE(R) SMART GRID
                     SELECT DIVIDEND               WIND ENERGY               AND CONSTRUCTION             INFRASTRUCTURE
                        INDEX FUND                  INDEX FUND                  INDEX FUND                  INDEX FUND
                  ----------------------      ----------------------      ----------------------      ----------------------

                      $    4,315,750              $       87,558              $      115,357              $       54,962
                            (237,901)                     (6,431)                     (7,501)                     (4,531)
                                  --                          --                          --                       2,148
                                  74                           5                          --                          --
                      --------------              --------------              --------------              --------------
                           4,077,923                      81,132                     107,856                      52,579
                      --------------              --------------              --------------              --------------


                             493,340                      40,643                      35,145                      25,994
                             101,242                      10,160                       8,786                       5,846
                              13,186                      12,813                      12,813                      12,813
                              71,598                       8,153                      10,396                       4,226
                                (600)                     10,780                       5,258                       8,599
                               3,729                       3,163                       3,156                      10,341
                               8,508                       2,582                       2,721                       2,261
                              21,558                       1,431                       1,870                       1,117
                              19,724                       3,876                       3,884                       1,280
                               6,167                         508                         439                         325
                               1,392                         173                         173                         173
                               6,676                       2,471                       2,913                       1,545
                      --------------              --------------              --------------              --------------
                             746,520                      96,753                      87,554                      74,520
                              (6,510)                    (35,788)                    (26,050)                    (29,031)
                      --------------              --------------              --------------              --------------
                             740,010                      60,965                      61,504                      45,489
                      --------------              --------------              --------------              --------------
                           3,337,913                      20,167                      46,352                       7,090
                      --------------              --------------              --------------              --------------



                            (729,978)                 (1,715,456)                   (729,699)                 (1,118,621)
                           6,645,330                      10,555                     114,434                     384,354
                             (55,042)                     (1,498)                     (1,713)                     (8,372)
                      --------------              --------------              --------------              --------------
                           5,860,310                  (1,706,399)                   (616,978)                   (742,639)
                      --------------              --------------              --------------              --------------

                           1,753,364                   4,445,458                   2,369,657                   2,199,329
                               3,627                         331                         401                      (1,831)
                      --------------              --------------              --------------              --------------
                           1,756,991                   4,445,789                   2,370,058                   2,197,498
                      --------------              --------------              --------------              --------------

                           7,617,301                   2,739,390                   1,753,080                   1,454,859
                      --------------              --------------              --------------              --------------


                      $   10,955,214              $    2,759,557              $    1,799,432              $    1,461,949
                      ==============              ==============              ==============              ==============


                       See Notes to Financial Statements                 Page 65

FIRST TRUST EXCHANGE-TRADED FUND II

FOR THE SIX MONTHS ENDED MARCH 31, 2013 (UNAUDITED)


                                                                               FIRST TRUST                 FIRST TRUST
                                                                                ISE GLOBAL                  ISE GLOBAL
                                                                                  COPPER                     PLATINUM
                                                                                INDEX FUND                  INDEX FUND
                                                                          ----------------------      ----------------------
INVESTMENT INCOME:
Dividends .............................................................       $      384,544              $        4,976
Foreign tax withholding ...............................................               (1,832)                      2,128
Securities lending income (net of fees) ...............................                   --                          --
Interest ..............................................................                   --                          --
                                                                              --------------              --------------
   Total investment income ............................................              382,712                       7,104
                                                                              --------------              --------------

EXPENSES:
Investment advisory fees ..............................................              156,629 (a)                  33,641 (a)
Licensing fees ........................................................                   --                          --
Audit and tax fees ....................................................                   --                          --
Accounting and administration fees ....................................                   --                          --
Printing fees .........................................................                   --                          --
Listing fees ..........................................................                   --                          --
Trustees' fees and expenses ...........................................                   --                          --
Legal fees ............................................................                   --                          --
Custodian fees ........................................................                   --                          --
Transfer agent fees ...................................................                   --                          --
Registration and filing fees ..........................................                   --                          --
Other expenses ........................................................                   --                          --
                                                                              --------------              --------------
   Total expenses .....................................................              156,629                      33,641
   Less fees waived and expenses reimbursed by
        the investment advisor ........................................                   --                          --
                                                                              --------------              --------------
   Net expenses .......................................................              156,629                      33,641
                                                                              --------------              --------------

NET INVESTMENT INCOME (LOSS) ..........................................              226,083                     (26,537)
                                                                              --------------              --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................           (3,830,819)                 (2,690,400)
   In-kind redemptions ................................................              (70,922)                         --
   Foreign currency transactions ......................................                1,383                      (6,805)
                                                                              --------------              --------------
Net realized gain (loss) ..............................................           (3,900,358)                 (2,697,205)
                                                                              --------------              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................               (3,757)                  1,845,081
   Foreign currency translation .......................................               (8,868)                      1,035
                                                                              --------------              --------------
Net change in unrealized appreciation (depreciation) ..................              (12,625)                  1,846,116
                                                                              --------------              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ...............................           (3,912,983)                   (851,089)
                                                                              --------------              --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................................       $   (3,686,900)             $     (877,626)
                                                                              ==============              ==============

(a) Fund is subject to a unitary fee (See Note 3 in the Notes to Financial Statements).


Page 66                See Notes to Financial Statements

                                                   FIRST TRUST                 FIRST TRUST                 FIRST TRUST
                       FIRST TRUST                  NASDAQ CEA                NASDAQ GLOBAL                 ISE CLOUD
                           BICK                     SMARTPHONE                     AUTO                     COMPUTING
                        INDEX FUND                  INDEX FUND                  INDEX FUND                  INDEX FUND
                  ----------------------      ----------------------      ----------------------      ----------------------

                      $      356,060              $       92,298              $       50,748              $      281,255
                             (23,876)                       (990)                     (3,500)                         --
                                  --                       5,934                          --                          --
                                  --                          --                          --                          --
                      --------------              --------------              --------------              --------------
                             332,184                      97,242                      47,248                     281,255
                      --------------              --------------              --------------              --------------


                             135,452 (a)                  40,895 (a)                  28,214 (a)                 244,845 (a)
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                                  --                          --                          --                          --
                      --------------              --------------              --------------              --------------
                             135,452                      40,895                      28,214                     244,845

                                  --                          --                          --                          --
                      --------------              --------------              --------------              --------------
                             135,452                      40,895                      28,214                     244,845
                      --------------              --------------              --------------              --------------

                             196,732                      56,347                      19,034                      36,410
                      --------------              --------------              --------------              --------------



                          (1,790,104)                 (1,224,967)                   (161,883)                 (1,695,784)
                           1,544,944                     159,696                          --                     551,377
                              (6,799)                     (3,955)                     (1,490)                         --
                      --------------              --------------              --------------              --------------
                            (251,959)                 (1,069,226)                   (163,373)                 (1,144,407)
                      --------------              --------------              --------------              --------------

                           1,631,789                   2,603,303                   1,383,344                   6,608,333
                              (2,158)                       (268)                        (83)                         --
                      --------------              --------------              --------------              --------------
                           1,629,631                   2,603,035                   1,383,261                   6,608,333
                      --------------              --------------              --------------              --------------

                           1,377,672                   1,533,809                   1,219,888                   5,463,926
                      --------------              --------------              --------------              --------------


                      $    1,574,404              $    1,590,156              $    1,238,922              $    5,500,336
                      ==============              ==============              ==============              ==============

                       See Notes to Financial Statements                 Page 67

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             FIRST TRUST
                                                                                          STOXX(R) EUROPEAN
                                                                                           SELECT DIVIDEND
                                                                                              INDEX FUND
                                                                          --------------------------------------------------
                                                                                 For the
                                                                             Six Months Ended                For the
                                                                                3/31/2013                   Year Ended
                                                                               (Unaudited)                  9/30/2012
                                                                          ----------------------      ----------------------

OPERATIONS:
   Net investment income (loss) .........................................     $      159,793              $      634,822
   Net realized gain (loss) .............................................         (1,042,733)                   (350,038)
   Net change in unrealized appreciation (depreciation) .................            405,387                     324,329
                                                                              --------------              --------------
   Net increase (decrease) in net assets resulting from operations ......           (477,553)                    609,113
                                                                              --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................................           (194,046)                   (598,892)
   Net realized gain ....................................................                 --                          --
   Return of capital ....................................................                 --                          --
                                                                              --------------              --------------
   Total distributions to shareholders ..................................           (194,046)                   (598,892)
                                                                              --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold ............................................         19,367,539                  10,191,171
   Cost of shares redeemed...............................................                 --                  (2,875,668)
                                                                              --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions .....................................         19,367,539                   7,315,503
                                                                              --------------              --------------
   Total increase (decrease) in net assets ..............................         18,695,940                   7,325,724

NET ASSETS:
   Beginning of period ..................................................         16,088,034                   8,762,310
                                                                              --------------              --------------

   End of period ........................................................     $   34,783,974              $   16,088,034
                                                                              ==============              ==============

   Accumulated net investment income (loss) at end of period ............     $        3,921              $       38,174
                                                                              ==============              ==============



CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period ..............................          1,353,334                     753,334
   Shares sold ..........................................................          1,600,000                     850,000
   Shares redeemed ......................................................                 --                    (250,000)
                                                                              --------------              --------------
   Shares outstanding, end of period ....................................          2,953,334                   1,353,334
                                                                              ==============              ==============


Page 68                See Notes to Financial Statements

              FIRST TRUST                                 FIRST TRUST                                 FIRST TRUST
            FTSE EPRA/NAREIT                               DOW JONES                                      ISE
     DEVELOPED MARKETS REAL ESTATE                   GLOBAL SELECT DIVIDEND                        GLOBAL WIND ENERGY
               INDEX FUND                                  INDEX FUND                                  INDEX FUND
----------------------------------------    ----------------------------------------    ----------------------------------------
     For the                                     For the                                     For the
 Six Months Ended          For the           Six Months Ended          For the           Six Months Ended          For the
    3/31/2013             Year Ended            3/31/2013             Year Ended            3/31/2013             Year Ended
   (Unaudited)            9/30/2012            (Unaudited)            9/30/2012            (Unaudited)            9/30/2012
------------------    ------------------    ------------------    ------------------    ------------------    ------------------


 $      1,239,308      $      2,106,753      $      3,337,913      $      8,573,221      $         20,167      $        298,694
         (276,463)             (210,122)            5,860,310            (3,842,603)           (1,706,399)          (12,968,680)
       11,331,494            17,689,119             1,756,991            17,658,770             4,445,789             7,904,273
--- -------------      ----------------      ----------------      ----------------      ----------------      ----------------
       12,294,339            19,585,750            10,955,214            22,389,388             2,759,557            (4,765,713)
--- -------------      ----------------      ----------------      ----------------      ----------------      ----------------


       (3,039,392)           (2,500,307)           (4,467,781)           (8,490,662)              (84,840)             (272,180)
               --                    --                    --                    --                    --                    --
               --                    --                    --                    --                    --                    --
--- -------------      ----------------      ----------------      ----------------      ----------------      ----------------
       (3,039,392)           (2,500,307)           (4,467,781)           (8,490,662)              (84,840)             (272,180)
--- -------------      ----------------      ----------------      ----------------      ----------------      ----------------


       13,936,730            19,554,712           107,328,770           100,557,884                    --                    --
               --            (1,582,877)          (19,131,021)           (4,167,114)           (2,017,111)           (9,447,041)
--- -------------      ----------------      ----------------      ----------------      ----------------      ----------------

       13,936,730            17,971,835            88,197,749            96,390,770            (2,017,111)           (9,447,041)
--- -------------      ----------------      ----------------      ----------------      ----------------      ----------------
       23,191,677            35,057,278            94,685,182           110,289,496               657,606           (14,484,934)


       96,564,832            61,507,554           206,229,375            95,939,879            20,862,303            35,347,237
--- -------------      ----------------      ----------------      ----------------      ----------------      ----------------

 $    119,756,509      $     96,564,832      $    300,914,557      $    206,229,375      $     21,519,909      $     20,862,303
=== =============      ================      ================      ================      ================      ================

 $     (2,644,526)     $       (844,442)     $       (891,057)     $        238,811      $        (40,976)     $         23,697
 ================      ================      ================      ================      ================      ================




        2,550,002             2,050,002             8,750,002             4,550,002             3,100,002             4,350,002
          350,000               550,000             4,400,000             4,400,000                    --                    --
               --               (50,000)             (800,000)             (200,000)             (300,000)           (1,250,000)
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------
        2,900,002             2,550,002            12,350,002             8,750,002             2,800,002             3,100,002
 ================      ================      ================      ================      ================      ================


                       See Notes to Financial Statements                 Page 69

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                             FIRST TRUST
                                                                                              ISE GLOBAL
                                                                                     ENGINEERING AND CONSTRUCTION
                                                                                              INDEX FUND
                                                                          --------------------------------------------------
                                                                                 For the
                                                                             Six Months Ended                For the
                                                                                3/31/2013                   Year Ended
                                                                               (Unaudited)                  9/30/2012
                                                                          ----------------------      ----------------------

OPERATIONS:
   Net investment income (loss) .........................................     $       46,352              $      502,546
   Net realized gain (loss) .............................................           (616,978)                 (3,067,302)
   Net change in unrealized appreciation (depreciation) .................          2,370,058                   5,927,065
                                                                              --------------              --------------
   Net increase (decrease) in net assets resulting from operations ......          1,799,432                   3,362,309
                                                                              --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................................            (31,635)                   (606,131)
   Net realized gain ....................................................                 --                          --
   Return of capital ....................................................                 --                          --
                                                                              --------------              --------------
   Total distributions to shareholders ..................................            (31,635)                   (606,131)
                                                                              --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold ............................................                 --                   8,080,210
   Cost of shares redeemed ..............................................         (2,142,869)                (23,665,055)
                                                                              --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions .....................................         (2,142,869)                (15,584,845)
                                                                              --------------              --------------
   Total increase (decrease) in net assets ..............................           (375,072)                (12,828,667)

NET ASSETS:
   Beginning of period ..................................................         17,590,591                  30,419,258
                                                                              --------------              --------------

   End of period.........................................................     $   17,215,519              $   17,590,591
                                                                              ==============              ==============

   Accumulated net investment income (loss) at end of period ............     $       37,171              $       22,454
                                                                              ==============              ==============



CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period ..............................            450,002                     900,002
   Shares sold ..........................................................                 --                     200,000
   Shares redeemed ......................................................            (50,000)                   (650,000)
                                                                              --------------              --------------
   Shares outstanding, end of period ....................................            400,002                     450,002
                                                                              ==============              ==============

Page 70                See Notes to Financial Statements

                 FIRST TRUST                               FIRST TRUST                               FIRST TRUST
             NASDAQ(R) CLEAN EDGE(R)                       ISE GLOBAL                                ISE GLOBAL
          SMART GRID INFRASTRUCTURE                          COPPER                                   PLATINUM
                 INDEX FUND                                INDEX FUND                                INDEX FUND
----------------------------------------    ----------------------------------------    ----------------------------------------
     For the                                    For the                                      For the
 Six Months Ended          For the          Six Months Ended           For the           Six Months Ended          For the
    3/31/2013             Year Ended           3/31/2013              Year Ended            3/31/2013             Year Ended
   (Unaudited)            9/30/2012           (Unaudited)             9/30/2012            (Unaudited)            9/30/2012
------------------    ------------------   ------------------     ------------------    ------------------    ------------------


 $          7,090      $        111,855      $        226,083      $        916,651      $       (26,537)      $         45,014
         (742,639)           (1,423,531)           (3,900,358)          (15,197,786)           (2,697,205)           (3,789,493)
        2,197,498             4,083,781              (12,625)            21,572,028             1,846,116             1,065,698
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------
        1,461,949             2,772,105           (3,686,900)             7,290,893             (877,626)           (2,678,781)
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------


         (14,080)             (163,970)             (376,836)           (2,372,408)              (14,200)             (128,480)
               --                    --                    --                    --                    --                    --
               --                    --                    --                    --                    --                    --
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------
         (14,080)             (163,970)             (376,836)           (2,372,408)              (14,200)             (128,480)
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------


               --                    --                    --             1,743,091             3,257,402             4,636,937
      (1,574,429)           (7,769,318)           (2,718,519)          (17,638,680)                    --             (900,758)
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------

      (1,574,429)           (7,769,318)           (2,718,519)          (15,895,589)             3,257,402             3,736,179
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------
        (126,560)           (5,161,183)           (6,782,255)          (10,977,104)             2,365,576               928,918


       13,025,682            18,186,865            44,281,075            55,258,179             8,589,044             7,660,126
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------

 $     12,899,122      $     13,025,682      $     37,498,820      $     44,281,075      $     10,954,620      $      8,589,044
 ================      ================      ================      ================      ================      ================

 $            573      $          7,563      $       (165,720)     $        (14,967)     $        (36,542)     $          4,195
 ================      ================      ================      ================      ================      ================




          450,002               750,002             1,550,002             2,100,002               600,002               400,002
               --                    --                    --                50,000               200,000               250,000
          (50,000)             (300,000)             (100,000)             (600,000)                   --               (50,000)
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------
          400,002               450,002             1,450,002             1,550,002               800,002               600,002
 ================      ================      ================      ================      ================      ================


                       See Notes to Financial Statements                 Page 71

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                             FIRST TRUST
                                                                                                 BICK
                                                                                              INDEX FUND
                                                                          --------------------------------------------------
                                                                                 For the
                                                                             Six Months Ended                For the
                                                                                3/31/2013                   Year Ended
                                                                               (Unaudited)                  9/30/2012
                                                                          ----------------------      ----------------------

OPERATIONS:
   Net investment income (loss) .........................................     $      196,732              $      669,545
   Net realized gain (loss) .............................................           (251,959)                 (5,614,235)
   Net change in unrealized appreciation (depreciation) .................          1,629,631                   8,889,618
                                                                              --------------              --------------
   Net increase (decrease) in net assets resulting from operations ......          1,574,404                   3,944,928
                                                                              --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................................           (197,880)                   (815,765)
   Net realized gain ....................................................                 --                          --
   Return of capital ....................................................                 --                     (39,236)
                                                                              --------------              --------------
   Total distributions to shareholders ..................................           (197,880)                   (855,001)
                                                                              --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold ............................................                 --                   5,087,941
   Cost of shares redeemed ..............................................        (15,330,896)                 (3,828,256)
                                                                              --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions .....................................        (15,330,896)                  1,259,685
                                                                              --------------              --------------

   Total increase (decrease) in net assets ..............................        (13,954,372)                  4,349,612

NET ASSETS:
   Beginning of period ..................................................         45,438,356                  41,088,744
                                                                              --------------              --------------

   End of period ........................................................     $   31,483,984              $   45,438,356
                                                                              ==============              ==============

   Accumulated net investment income (loss) at end of period ............     $       (1,318)             $         (170)
                                                                              ==============              ==============



CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period ..............................          1,900,002                   1,850,002
   Shares sold ..........................................................                 --                     200,000
   Shares redeemed ......................................................           (600,000)                   (150,000)
                                                                              --------------              --------------
   Shares outstanding, end of period ....................................          1,300,002                   1,900,002
                                                                              ==============              ==============


Page 72                See Notes to Financial Statements

              FIRST TRUST                                 FIRST TRUST                                 FIRST TRUST
                 NASDAQ                                      NASDAQ                                       ISE
             CEA SMARTPHONE                               GLOBAL AUTO                               CLOUD COMPUTING
               INDEX FUND                                  INDEX FUND                                  INDEX FUND
----------------------------------------    ----------------------------------------    ----------------------------------------
       For the                                    For the                                   For the
  Six Months Ended          For the          Six Months Ended         For the          Six Months Ended         For the
      3/31/2013            Year Ended            3/31/2013           Year Ended            3/31/2013           Year Ended
     (Unaudited)            9/30/2012           (Unaudited)           9/30/2012           (Unaudited)           9/30/2012
------------------    ------------------   ------------------     ------------------    ------------------    ------------------


 $         56,347      $        120,742      $         19,034      $         44,888      $         36,410      $       (100,420)
       (1,069,226)             (545,512)             (163,373)              (97,705)           (1,144,407)            2,753,259
        2,603,035             1,022,319             1,383,261               258,782             6,608,333            10,069,814
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------
        1,590,156               597,549             1,238,922               205,965             5,500,336            12,722,653
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------


          (60,075)             (168,741)              (16,625)              (35,750)              (12,480)                   --
               --                    --                    --                    --                    --               (47,600)
               --                    --                    --                    --                    --                    --
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------
          (60,075)             (168,741)              (16,625)              (35,750)              (12,480)              (47,600)
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------


               --             1,289,279             5,939,237             1,357,325            16,439,261            38,860,414
       (2,284,594)           (2,511,425)                   --                    --            (2,950,893)          (26,805,503)
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------

       (2,284,594)           (1,222,146)            5,939,237             1,357,325            13,488,368            12,054,911
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------

         (754,513)             (793,338)            7,161,534             1,527,540            18,976,224            24,729,964


       12,712,025            13,505,363             4,903,681             3,376,141            76,488,147            51,758,183
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------

 $     11,957,512      $     12,712,025      $     12,065,215      $      4,903,681      $     95,464,371      $     76,488,147
 ================      ================      ================      ================      ================      ================

 $          8,591      $         12,319      $         13,511      $         11,102      $        (49,768)     $        (73,698)
 ================      ================      ================      ================      ================      ================




          550,002               600,002               200,002               150,002             3,850,002             3,250,002
               --                50,000               200,000                50,000               800,000             2,050,000
         (100,000)             (100,000)                   --                    --              (150,000)           (1,450,000)
 ----------------      ----------------      ----------------      ----------------      ----------------      ----------------
          450,002               550,002               400,002               200,002             4,500,002             3,850,002
 ================      ================      ================      ================      ================      ================


                       See Notes to Financial Statements                 Page 73

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND

                                             FOR THE
                                           SIX MONTHS
                                              ENDED         FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                            3/31/2013     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           (UNAUDITED)     9/30/2012      9/30/2011      9/30/2010      9/30/2009      9/30/2008
                                          -------------  -------------  -------------  -------------  -------------  -------------

Net asset value, beginning of period        $   11.89      $   11.63      $   13.09      $   13.81      $   15.62      $   30.97
                                            ---------      ---------      ---------      ---------      ---------      ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.07           0.64           0.67           0.56           0.61           1.26
Net realized and unrealized gain (loss)         (0.08)          0.23          (1.46)         (0.73)         (1.83)        (15.32)
                                            ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations                (0.01)          0.87          (0.79)         (0.17)         (1.22)        (14.06)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.10)         (0.61)         (0.67)         (0.55)         (0.59)         (1.29)
                                            ---------      ---------      ---------      ---------      ---------      ---------

Net asset value, end of period              $   11.78      $   11.89      $   11.63      $   13.09      $   13.81      $   15.62
                                            =========      =========      =========      =========      =========      =========

TOTAL RETURN (a)                                (0.09)%         7.73%         (6.70)%        (0.95)%        (6.83)%       (46.12)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  34,784      $  16,088      $   8,762      $   6,589      $    8,330     $  12,545
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        1.13% (b)      1.67%          1.93%          2.35%          3.48%          1.95%
Ratio of net expenses to average net
   assets                                        0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss)
   to average net assets                         1.48% (b)      5.98%          5.09%          3.98%          5.30%          6.43%
Portfolio turnover rate (c)                        35%            31%            27%            54%            82%            80%


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

                                             FOR THE
                                           SIX MONTHS
                                              ENDED         FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                            3/31/2013     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           (UNAUDITED)     9/30/2012      9/30/2011      9/30/2010      9/30/2009      9/30/2008
                                          -------------  -------------  -------------  -------------  -------------  -------------

Net asset value, beginning of period        $   37.87      $   30.00      $   33.85      $   30.48      $   36.24      $   53.43
                                            ---------      ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.58           0.99           1.05           1.24           0.90           1.25
Net realized and unrealized gain (loss)          4.01           7.96          (3.64)          3.84          (5.74)        (17.25)
                                            ---------      ---------      ---------      ---------      ---------      ---------

Total from investment operations                 4.59           8.95          (2.59)          5.08          (4.84)        (16.00)
                                            ---------      ---------      ---------      ---------      ---------      ---------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (1.16)         (1.08)         (1.26)         (1.71)         (0.91)         (1.19)
Net realized gain                                  --             --             --             --          (0.01)            --
                                            ---------      ---------      ---------      ---------      ---------      ---------

Total distributions                             (1.16)         (1.08)         (1.26)         (1.71)         (0.92)         (1.19)
                                            ---------      ---------      ---------      ---------      ---------      ---------
Net asset value, end of period              $   41.30      $   37.87      $   30.00      $   33.85      $   30.48      $   36.24
                                            =========      =========      =========      =========      =========      =========

TOTAL RETURN (a)                                12.27%         30.22%         (8.17)%        17.48%        (12.66)%       (30.35)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $ 119,757      $  96,565      $  61,508      $  45,693      $  15,238      $   7,249
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.71% (b)      0.74%          0.86%          1.10%          2.09%          2.68%
Ratio of net expenses to average net
   assets                                        0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
     average net assets                          2.36% (b)      2.67%          2.29%          2.81%          4.08%          3.07%
Portfolio turnover rate (c)                         7%             8%            11%            11%            19%             7%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 74                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

                                            FOR THE                                                                    FOR THE
                                          SIX MONTHS                                                                   PERIOD
                                             ENDED         FOR THE        FOR THE        FOR THE        FOR THE     11/27/2007 (a)
                                           3/31/2013     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                          (UNAUDITED)     9/30/2012      9/30/2011      9/30/2010      9/30/2009      9/30/2008
                                         -------------  -------------  -------------  -------------  -------------  -------------

Net asset value, beginning of period       $   23.57      $   21.09      $   22.43      $   21.33      $   19.95      $   30.00
                                           ---------      ---------      ---------      ---------      ---------      ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.31           1.16           1.05           0.94           0.70 (b)       1.38
Net realized and unrealized gain (loss)         0.90           2.47          (1.31)          1.17           1.37         (10.10)
                                           ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations                1.21           3.63          (0.26)          2.11           2.07          (8.72)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.41)         (1.15)         (1.08)         (1.01)         (0.69)         (1.33)
                                           ---------      ---------      ---------      ---------      ---------      ---------

Net asset value, end of period             $   24.37      $   23.57      $   21.09      $   22.43      $   21.33      $   19.95
                                           =========      =========      =========      =========      =========      =========

TOTAL RETURN (c)                                5.18%         17.58%         (1.57)%        10.33%         11.80%        (29.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $ 300,915      $ 206,229      $  95,940      $  37,008      $  28,790      $   3,990
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.61% (d)      0.63%          0.74%          0.97%          2.39%          4.79% (d)
Ratio of net expenses to average net
   assets                                       0.60% (d)      0.60%          0.60%          0.60%          0.60%          0.60% (d)
Ratio of net investment income (loss) to
     average net assets                         2.71% (d)      5.41%          5.21%          4.37%          4.61%          6.33% (d)
Portfolio turnover rate (e)                       20%            21%            22%            51%            65%            42%


FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND

                                            FOR THE                                                                    FOR THE
                                          SIX MONTHS                                                                   PERIOD
                                             ENDED         FOR THE        FOR THE        FOR THE        FOR THE     6/16/2008 (a)
                                           3/31/2013     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                          (UNAUDITED)     9/30/2012      9/30/2011      9/30/2010      9/30/2009      9/30/2008
                                         -------------  -------------  -------------  -------------  -------------  -------------

Net asset value, beginning of period       $    6.73      $    8.13      $   10.28      $   16.27      $   19.11      $   30.00
                                           ---------      ---------      ---------      ---------      ---------      ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.01           0.09           0.06           0.08           0.14           0.01
Net realized and unrealized gain (loss)         0.98          (1.40)         (2.15)         (5.71)         (2.88)         (10.90)
                                           ---------      ---------      ---------      ---------      ---------      ---------

Total from investment operations                0.99          (1.31)         (2.09)         (5.63)         (2.74)        (10.89)
                                           ---------      ---------      ---------      ---------      ---------      ---------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.03)         (0.09)            --          (0.35)         (0.10)            --
Return of capital                                 --             --          (0.06)         (0.01)            --             --
                                           ---------      ---------      ---------      ---------      ---------      ---------

Total distributions                            (0.03)         (0.09)         (0.06)         (0.36)         (0.10)            --
                                           ---------      ---------      ---------      ---------      ---------      ---------
Net asset value, end of period             $    7.69      $    6.73      $    8.13      $   10.28      $   16.27      $   19.11
                                           =========      =========      =========      =========      =========      =========

TOTAL RETURN (c)                               14.76%        (16.14)%       (20.47)%       (35.10)%       (14.26)%       (36.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  21,520      $  20,862      $  35,347      $  54,505      $ 100,850      $  63,067
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.95% (d)      0.67%          0.76%          0.81%          0.95%          0.98% (d)
Ratio of net expenses to average net
   assets                                       0.60% (d)      0.60%          0.60%          0.60%          0.60%          0.60% (d)
Ratio of net investment income (loss) to
     average net assets                         0.20% (d)      1.12%          0.84%          0.80%          1.16%          0.24% (d)
Portfolio turnover rate (e)                        7%            57%            35%            24%            30%            13%

(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                 Page 75

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND

                                                   FOR THE                                                         FOR THE PERIOD
                                              SIX MONTHS ENDED      FOR THE          FOR THE          FOR THE      10/13/2008 (a)
                                                  3/31/2013       YEAR ENDED       YEAR ENDED       YEAR ENDED         THROUGH
                                                 (UNAUDITED)       9/30/2012        9/30/2011        9/30/2010        9/30/2009
                                               ---------------  ---------------  ---------------  ---------------  ---------------

Net asset value, beginning of period              $   39.09        $   33.80        $   39.56        $   39.76        $   30.00
                                                  ---------        ---------        ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.11             0.62             0.67             0.57             0.42
Net realized and unrealized gain (loss)                3.91             5.38            (5.77)           (0.25)            9.68
                                                  ---------        ---------        ---------        ---------        ---------
Total from investment operations                       4.02             6.00            (5.10)            0.32            10.10

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.07)           (0.71)           (0.66)           (0.52)           (0.34)
                                                  ---------        ---------        ---------        ---------        ---------
Net asset value, end of period                    $   43.04        $   39.09        $   33.80        $   39.56        $   39.76
                                                  =========        =========        =========        =========        =========

TOTAL RETURN (b)                                      10.29%           17.93%          (13.30)%           1.03%           33.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  17,216        $  17,591        $  30,419        $  31,644        $  35,784
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          1.00% (c)        0.71%            0.80%            0.92%            1.16% (c)
Ratio of net expenses to average net assets            0.70% (c)        0.70%            0.70%            0.70%            0.70% (c)
Ratio of net investment income (loss) to
     average net assets                                0.53% (c)        1.66%            1.83%            1.33%            1.84% (c)
Portfolio turnover rate (d)                              12%              22%              22%              26%              19%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND

                                                   FOR THE                                        FOR THE PERIOD
                                              SIX MONTHS ENDED      FOR THE          FOR THE      11/16/2009 (a)
                                                  3/31/2013       YEAR ENDED       YEAR ENDED         THROUGH
                                                 (UNAUDITED)       9/30/2012        9/30/2011        9/30/2010
                                               ---------------  ---------------  ---------------  ---------------

Net asset value, beginning of period              $   28.95        $   24.25        $   30.33        $   30.00
                                                  ---------        ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.02             0.26             0.25             0.11
Net realized and unrealized gain (loss)                3.31             4.76            (6.16)            0.34
                                                  ---------        ---------        ---------        ---------
Total from investment operations                       3.33             5.02            (5.91)            0.45
                                                  ---------        ---------        ---------        ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.03)           (0.32)           (0.17)           (0.11)
Return of capital                                        --               --               --            (0.01)
                                                  ---------        ---------        ---------        ---------
Total distributions                                   (0.03)           (0.32)           (0.17)           (0.12)
                                                  ---------        ---------        ---------        ---------

Net asset value, end of period                    $   32.25        $   28.95        $   24.25        $   30.33
                                                  =========        =========        =========        =========

TOTAL RETURN (B)                                     11.52%           20.82%         (19.63)%            1.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  12,899        $  13,026        $  18,187        $  31,848
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          1.15% (c)        0.79%            0.85%            0.99% (c)
Ratio of net expenses to average net assets            0.70% (c)        0.70%            0.70%            0.70% (c)
Ratio of net investment income (loss) to
     average net assets                                0.11% (c)        0.78%            0.71%            0.47% (c)
Portfolio turnover rate (d)                              24%              46%              28%              50%

(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 76                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST ISE GLOBAL COPPER INDEX FUND

                                                   FOR THE                                        FOR THE PERIOD
                                              SIX MONTHS ENDED      FOR THE          FOR THE       3/11/2010 (a)
                                                  3/31/2013       YEAR ENDED       YEAR ENDED         THROUGH
                                                 (UNAUDITED)       9/30/2012        9/30/2011        9/30/2010
                                               ---------------  ---------------  ---------------  ---------------

Net asset value, beginning of period              $   28.57        $   26.31        $   33.54        $   30.00
                                                  ---------        ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.14             0.70             1.23             0.07
Net realized and unrealized gain (loss)               (2.60)            2.95            (7.88)            3.53
                                                  ---------        ---------        ---------        ---------
Total from investment operations                      (2.46)            3.65            (6.65)            3.60

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.25)           (1.39)           (0.58)           (0.06)
                                                  ---------        ---------        ---------        ---------
Net asset value, end of period                    $   25.86        $   28.57        $   26.31        $   33.54
                                                  =========        =========        =========        =========

TOTAL RETURN (b)                                      (8.73)%          13.82%          (20.50)%          12.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  37,499        $  44,281        $  55,258        $  25,156
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          0.70% (c)        0.70%            0.70%            0.70% (c)
Ratio of net expenses to average net assets            0.70% (c)        0.70%            0.70%            0.70% (c)
Ratio of net investment income (loss) to
     average net assets                                1.01% (c)        1.79%            1.85%            0.58% (c)
Portfolio turnover rate (d)                              15%              46%              41%              22%


FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND

                                                   FOR THE                                        FOR THE PERIOD
                                              SIX MONTHS ENDED      FOR THE          FOR THE       3/11/2010 (a)
                                                  3/31/2013       YEAR ENDED       YEAR ENDED         THROUGH
                                                 (UNAUDITED)       9/30/2012        9/30/2011        9/30/2010
                                               ---------------  ---------------  ---------------  ---------------

Net asset value, beginning of period              $   14.32        $   19.15        $   29.29        $   30.00
                                                  ---------        ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (0.03)            0.07             0.19             0.09
Net realized and unrealized gain (loss)               (0.58)           (4.62)          (10.27)           (0.72)
                                                  ---------        ---------        ---------        ---------
Total from investment operations                      (0.61)           (4.55)          (10.08)           (0.63)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.02)           (0.28)           (0.06)           (0.08)
                                                  ---------        ---------        ---------        ---------
Net asset value, end of period                    $   13.69        $   14.32        $   19.15        $   29.29
                                                  =========        =========        =========        =========

TOTAL RETURN (b)                                      (4.19)%         (24.08)%         (34.49)%          (2.06)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 00's)               $  10,955        $   8,589        $   7,660        $   7,322
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          0.70%  (c)       0.70%            0.70%            0.70% (c)
Ratio of net expenses to average net assets            0.70%  (c)       0.70%            0.70%            0.70% (c)
Ratio of net investment income (loss) to
     average net assets                               (0.55)% (c)       0.50%            0.44%            0.66% (c)
Portfolio turnover rate (d)                              26%              64%              41%              29%

(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                 Page 77

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST BICK INDEX FUND

                                                   FOR THE                                        FOR THE PERIOD
                                              SIX MONTHS ENDED      FOR THE          FOR THE       4/12/2010 (a)
                                                  3/31/2013       YEAR ENDED       YEAR ENDED         THROUGH
                                                 (UNAUDITED)       9/30/2012        9/30/2011        9/30/2010
                                               ---------------  ---------------  ---------------  ---------------

Net asset value, beginning of period              $   23.91        $   22.21        $   31.16        $   30.00
                                                  ---------        ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.13             0.35             0.72             0.15
Net realized and unrealized gain (loss)                0.31             1.80           (8.98)             1.09
                                                  ---------        ---------        ---------        ---------
Total from investment operations                       0.44             2.15           (8.26)             1.24
                                                  ---------        ---------        ---------        ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.13)           (0.43)           (0.69)           (0.08)
Return of capital                                        --            (0.02)              --               --
                                                  ---------        ---------        ---------        ---------
Total distributions                                   (0.13)           (0.45)           (0.69)           (0.08)
                                                  ---------        ---------        ---------        ---------
Net asset value, end of period                    $   24.22        $   23.91        $   22.21        $   31.16
                                                  =========        =========        =========        =========

TOTAL RETURN (b)                                       1.82%            9.78%          (27.18)%           4.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  31,484        $  45,438        $  41,089        $  28,043
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          0.64% (c)        0.64%            0.64%            0.70% (c)
Ratio of net expenses to average net assets            0.64% (c)        0.64%            0.64%            0.70% (c)
Ratio of net investment income (loss) to
      average net assets                               0.93% (c)        1.46%            1.11%            1.71% (c)
Portfolio turnover rate (d)                              28%              55%              96%              32%


FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND

                                                   FOR THE                       FOR THE PERIOD
                                              SIX MONTHS ENDED      FOR THE       2/17/2011 (a)
                                                  3/31/2013       YEAR ENDED         THROUGH
                                                 (UNAUDITED)       9/30/2012        9/30/2011
                                               ---------------  ---------------  ---------------

Net asset value, beginning of period              $   23.11        $   22.51        $   30.11
                                                  ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.13             0.23             0.20
Net realized and unrealized gain (loss)                3.46             0.68            (7.70)
                                                  ---------        ---------        ---------
Total from investment operations                       3.59             0.91            (7.50)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.13)           (0.31)           (0.10)
                                                  ---------        ---------        ---------
Net asset value, end of period                    $   26.57        $   23.11        $   22.51
                                                  =========        =========        =========

TOTAL RETURN (b)                                      15.58%            4.03%          (24.97)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  11,958        $  12,712        $  13,505
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          0.70% (c)        0.70%            0.70% (c)
Ratio of net expenses to average net assets            0.70% (c)        0.70%            0.70% (c)
Ratio of net investment income (loss) to
     average net assets                                0.96% (c)        0.89%            1.30% (c)
Portfolio turnover rate (d)                              12%              35%              29%

(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 78                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND

                                                   FOR THE                       FOR THE PERIOD
                                              SIX MONTHS ENDED      FOR THE       5/9/2011 (a)
                                                  3/31/2013       YEAR ENDED         THROUGH
                                                 (UNAUDITED)       9/30/2012        9/30/2011
                                               ---------------  ---------------  ---------------

Net asset value, beginning of period              $   24.52        $   22.51        $   29.88
                                                  ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.04             0.22             0.08
Net realized and unrealized gain (loss)                5.67             1.97            (7.40)
                                                  ---------        ---------        ---------
Total from investment operations                       5.71             2.19            (7.32)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.07)           (0.18)           (0.05)
                                                  ---------        ---------        ---------
Net asset value, end of period                    $   30.16        $   24.52        $   22.51
                                                  =========        =========        =========

TOTAL RETURN (b)                                      23.28%            9.77%          (24.55)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  12,065        $   4,904        $   3,376
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          0.70% (c)        0.70%            0.70% (c)
Ratio of net expenses to average net assets            0.70% (c)        0.70%            0.70% (c)
Ratio of net investment income (loss) to
     average net assets                                0.47% (c)        1.04%            0.70% (c)
Portfolio turnover rate (d)                              10%              17%              16%


FIRST TRUST ISE CLOUD COMPUTING INDEX FUND

                                                   FOR THE                       FOR THE PERIOD
                                              SIX MONTHS ENDED      FOR THE       7/5/2011 (a)
                                                  3/31/2013       YEAR ENDED         THROUGH
                                                 (UNAUDITED)       9/30/2012        9/30/2011
                                               ---------------  ---------------  ---------------

Net asset value, beginning of period              $   19.87        $   15.93        $   20.16
                                                  ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.01            (0.01)           (0.01)
Net realized and unrealized gain (loss)                1.33             3.96            (4.22)
                                                  ---------        ---------        ---------
Total from investment operations                       1.34             3.95            (4.23)
                                                  ---------        ---------        ---------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  0.00 (e)           --               --
Net realized gain                                        --            (0.01)              --
                                                  ---------        ---------        ---------
Total distributions                                    0.00            (0.01)              --
                                                  ---------        ---------        ---------
Net asset value, end of period                    $   21.21        $   19.87        $   15.93
                                                  =========        =========        =========

TOTAL RETURN (b)                                       6.76%           24.83%          (20.98)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  95,464        $  76,488        $  51,758
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          0.60% (c)        0.60%            0.60%  (c)
Ratio of net expenses to average net assets            0.60% (c)        0.60%            0.60%  (c)
Ratio of net investment income (loss) to
     average net assets                                0.09% (c)       (0.14)%          (0.31)% (c)
Portfolio turnover rate (d)                              16%              28%               1%

(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   Amount represents less than $0.01 per share.


                       See Notes to Financial Statements                 Page 79

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve funds as follows, including the exchange on which they are listed and traded:

    First Trust STOXX(R) European Select Dividend Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker "FDD")
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund - (NYSE Arca ticker "FFR")
    First Trust Dow Jones Global Select Dividend Index Fund - (NYSE Arca ticker "FGD")
    First Trust ISE Global Wind Energy Index Fund - (NYSE Arca ticker "FAN")
    First Trust ISE Global Engineering and Construction Index Fund - (NYSE Arca ticker "FLM")
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund - (The NASDAQ(R) Stock Market,
        LLC. ("NASDAQ") ticker "GRID")
    First Trust ISE Global Copper Index Fund - (NASDAQ ticker "CU")
    First Trust ISE Global Platinum Index Fund - (NASDAQ ticker "PLTM")
    First Trust BICK Index Fund - (NASDAQ ticker "BICK")
    First Trust NASDAQ CEA Smartphone Index Fund - (NASDAQ ticker "FONE")
    First Trust NASDAQ Global Auto Index Fund - (NASDAQ ticker "CARZ")
    First Trust ISE Cloud Computing Index Fund - (NASDAQ ticker "SKYY")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit". Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                            INDEX
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX(R) Europe Select Dividend 30 Index
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE EPRA/NAREIT Developed Index
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones Global Select Dividend Index(SM)
First Trust ISE Global Wind Energy Index Fund                                   ISE Global Wind Energy(TM) Index
First Trust ISE Global Engineering and Construction Index Fund                  ISE Global Engineering and Construction(TM) Index
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        NASDAQ OMX(R) Clean Edge(R) Smart Grid
                                                                                   Infrastructure Index(SM)
First Trust ISE Global Copper Index Fund                                        ISE Global Copper(TM) Index
First Trust ISE Global Platinum Index Fund                                      ISE Global Platinum(TM) Index
First Trust BICK Index Fund                                                     ISE BICK(TM) Index
First Trust NASDAQ CEA Smartphone Index Fund                                    NASDAQ OMX CEA Smartphone Index(SM)
First Trust NASDAQ Global Auto Index Fund                                       NASDAQ OMX Global Auto Index(SM)
First Trust ISE Cloud Computing Index Fund                                      ISE Cloud Computing(TM) Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. All securities and other assets of each Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at time of valuation. Each Fund's securities will be valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between the Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

                                      FIRST TRUST EXCHANGE-TRADED FUND II
                                          MARCH 31, 2013 (UNAUDITED)

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of March 31, 2013, is included with each Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. Foreign Currency

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

D. Securities Lending

The Funds may lend securities representing up to 331/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The dividends and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At March 31, 2013, only GRID and FONE have securities in the securities lending program.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

E. Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended September 30, 2012 was as follows:

                                                                                  Distributions   Distributions   Distributions
                                                                                    paid from       paid from       paid from
                                                                                    Ordinary         Capital        Return of
                                                                                     Income           Gains          Capital
                                                                                 --------------   -------------   --------------
First Trust STOXX(R) European Select Dividend Index Fund                           $   598,892     $        --     $         --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                2,500,307              --               --
First Trust Dow Jones Global Select Dividend Index Fund                              8,490,662              --               --
First Trust ISE Global Wind Energy Index Fund                                          272,180              --               --
First Trust ISE Global Engineering and Construction Index Fund                         606,131              --               --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund               163,970              --               --
First Trust ISE Global Copper Index Fund                                             2,372,408              --               --
First Trust ISE Global Platinum Index Fund                                             128,480              --               --
First Trust BICK Index Fund                                                            815,765              --           39,236
First Trust NASDAQ CEA Smartphone Index Fund                                           168,741              --               --
First Trust NASDAQ Global Auto Index Fund                                               35,750              --               --
First Trust ISE Cloud Computing Index Fund                                              47,600              --               --

As of September 30, 2012, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                   Accumulated         Net
                                                                                  Undistributed    Capital and     Unrealized
                                                                                    Ordinary          Other       Appreciation
                                                                                     Income        Gain (Loss)   (Depreciation)
                                                                                 --------------   -------------   --------------
First Trust STOXX(R) European Select Dividend Index Fund                           $   38,174     $(11,108,856)   $ (1,494,888)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund               1,610,937       (1,151,987)      9,249,964
First Trust Dow Jones Global Select Dividend Index Fund                             1,213,015       (5,691,909)      3,171,409
First Trust ISE Global Wind Energy Index Fund                                          70,869      (47,770,611)    (26,466,769)
First Trust ISE Global Engineering and Construction Index Fund                         23,443       (3,668,572)     (4,585,129)
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                7,563       (2,921,028)       (639,795)
First Trust ISE Global Copper Index Fund                                              276,479      (19,517,739)    (21,380,786)
First Trust ISE Global Platinum Index Fund                                             10,184       (4,298,948)     (5,334,624)
First Trust BICK Index Fund                                                                --       (5,448,763)     (6,189,055)
First Trust NASDAQ CEA Smartphone Index Fund                                           12,319         (778,776)     (3,196,369)
First Trust NASDAQ Global Auto Index Fund                                              11,102         (132,995)       (864,690)
First Trust ISE Cloud Computing Index Fund                                                 --         (180,102)     (2,290,524)

F. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of March 31, 2013, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2012, the Funds had pre-enactment and post-enactment net capital losses for Federal income tax purposes as shown in the table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                             Capital Loss   Capital Loss   Capital Loss   Capital Loss       Post         Total
                                               Available      Available      Available      Available     Effective      Capital
                                                through        through        through        through         - No         Loss
                                               9/30/2016      9/30/2017      9/30/2018      9/30/2019     Expiration    Available
                                             -------------  -------------  -------------  -------------  ------------  -----------
First Trust STOXX(R) European Select
    Dividend Index Fund                      $          --  $   5,960,236  $   4,853,444  $     161,155  $    134,021  $11,108,856
First Trust FTSE EPRA/NAREIT Developed
    Markets Real Estate Index Fund                      --         68,465        744,825          1,838       336,859    1,151,987
First Trust Dow Jones Global Select
    Dividend Index Fund                            131,352        208,741      1,274,694        323,583     3,753,539    5,691,909
First Trust ISE Global Wind Energy
    Index Fund                                     174,186         30,175      8,357,650      9,549,964    29,658,636   47,770,611
First Trust ISE Global Engineering and
    Construction Index Fund                             --          1,914             --        615,538     3,051,120    3,668,572
First Trust NASDAQ(R) Clean Edge(R)
    Smart Grid Infrastructure Index Fund                --             --        928,889             --     1,992,139    2,921,028
First Trust ISE Global Copper Index Fund                --             --         74,393             --    19,443,346   19,517,739
First Trust ISE Global Platinum Index Fund              --             --        344,523             --     3,954,425    4,298,948
First Trust BICK Index Fund                             --             --             --             --     5,448,763    5,448,763
First Trust NASDAQ CEA Smartphone
    Index Fund                                          --             --             --             --       778,776      778,776
First Trust NASDAQ Global Auto Index Fund               --             --             --             --       132,995      132,995
First Trust ISE Cloud Computing Index Fund              --             --             --             --            --           --

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for Federal income tax purposes. For the fiscal year ended September 30, 2012, the following Fund incurred and elected to defer net ordinary and capital losses as follows:

                                                                 Qualified Late Year Losses
                                                                 --------------------------

                                                            Ordinary Losses        Capital Losses
                                                            ---------------        --------------
First Trust ISE Cloud Computing Index Fund                  $        73,698        $      106,404

G. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for First Trust ISE Global Copper Index Fund, First Trust ISE Global Platinum Index Fund, First Trust BICK Index Fund, First Trust NASDAQ CEA Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund and First Trust ISE Cloud Computing Index Fund (the "Unitary Fee Funds"), for which expenses other than excluded expenses (discussed in Note 3) are paid by First Trust Advisors L.P. ("First Trust" or the "Advisor"). General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

The Advisor has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                                            LICENSOR

First Trust STOXX(R) European Select Dividend Index Fund                        STOXX Limited
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE International Limited
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones & Company, Inc.
First Trust ISE Global Wind Energy Index Fund                                   International Securities Exchange, LLC
First Trust ISE Global Engineering and Construction Index Fund                  International Securities Exchange, LLC
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        The NASDAQ OMX Group, Inc.
First Trust ISE Global Copper Index Fund                                        International Securities Exchange, LLC
First Trust ISE Global Platinum Index Fund                                      International Securities Exchange, LLC
First Trust BICK Index Fund                                                     International Securities Exchange, LLC
First Trust NASDAQ CEA Smartphone Index Fund                                    The NASDAQ OMX Group, Inc.
First Trust NASDAQ Global Auto Index Fund                                       The NASDAQ OMX Group, Inc.
First Trust ISE Cloud Computing Index Fund                                      International Securities Exchange, LLC

The respective license agreements allow for the use of each Fund's respective index and of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The licensing fees paid by those Funds which are required to pay licensing fees are shown on the Statements of Operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the following Unitary Fee Funds, First Trust is paid an annual unitary management fee at the specified rate of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expense, taxes, interest, and extraordinary expenses.

                                                               % of Daily
                                                               Net Assets
                                                              ------------
First Trust ISE Global Copper Index Fund                          0.70%
First Trust ISE Global Platinum Index Fund                        0.70%
First Trust BICK Index Fund                                       0.64%
First Trust NASDAQ CEA Smartphone Index Fund                      0.70%
First Trust NASDAQ Global Auto Index Fund                         0.70%
First Trust ISE Cloud Computing Index Fund                        0.60%

For the First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund and First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (such Funds, the "Expense Cap Funds"), First Trust is paid an annual management fee of 0.40% of such Fund's average daily net assets. For the Expense Cap Funds, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the following amount as a percentage of average daily net assets per year (the "Expense Cap") at least through January 31, 2015.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

                                                                                 Expense Cap
                                                                                -------------
First Trust STOXX(R) European Select Dividend Index Fund                            0.60%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund               0.60%
First Trust Dow Jones Global Select Dividend Index Fund                             0.60%
First Trust ISE Global Wind Energy Index Fund                                       0.60%
First Trust ISE Global Engineering and Construction Index Fund                      0.70%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund            0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was reimbursed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended March 31, 2013 and the expenses borne by the Advisor subject to recovery from each applicable Fund for the periods indicated were as follows:


                                                                          Expenses Borne by Advisor Subject to Recovery
                                                             ----------------------------------------------------------------------
                                     Advisory     Expense
                                        Fee        Reim-     Period Ended   Period Ended   Period Ended   Period Ended
                                      Waivers    bursements    9/30/2010      9/30/2011      9/30/2012      3/31/2013      Total
                                     --------    ----------  -------------  -------------  -------------  -------------  ----------
First Trust STOXX(R) European
    Select Dividend Index Fund       $ 43,240     $ 14,244       $ 70,143      $ 136,052     $ 113,312      $ 57,484     $ 376,991
First Trust FTSE EPRA/NAREIT
    Developed Markets Real
    Estate Index Fund                  59,792           --         91,479        176,670       109,938        59,792       437,879
First Trust Dow Jones Global Select
    Dividend Index Fund                 6,510           --         61,137        115,247        54,497         6,510       237,391
First Trust ISE Global Wind Energy
    Index Fund                         35,788           --         66,835         90,788        17,370        35,788       210,781
First Trust ISE Global Engineering
    and Construction Index Fund        26,050           --         38,254         48,342         4,508        26,050       117,154
First Trust NASDAQ(R) Clean Edge(R)
    Smart Grid Infrastructure
    Index Fund                         25,994        3,037         38,841         42,493        12,659        29,031       123,024

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2013, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                      FIRST TRUST EXCHANGE-TRADED FUND II
                                          MARCH 31, 2013 (UNAUDITED)

                                                                                    Purchases                  Sales
                                                                              ---------------------    ---------------------
First Trust STOXX(R) European Select Dividend Index Fund                          $   7,900,090            $   7,838,848
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                 7,359,548                8,926,647
First Trust Dow Jones Global Select Dividend Index Fund                              52,335,958               49,647,551
First Trust ISE Global Wind Energy Index Fund                                         1,476,565                1,660,074
First Trust ISE Global Engineering and Construction Index Fund                        2,133,434                2,153,478
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund              3,094,512                3,117,220
First Trust ISE Global Copper Index Fund                                              6,506,022                6,544,104
First Trust ISE Global Platinum Index Fund                                            2,843,454                2,449,165
First Trust BICK Index Fund                                                          11,364,007               16,888,034
First Trust NASDAQ CEA Smartphone Index Fund                                          1,412,315                1,800,648
First Trust NASDAQ Global Auto Index Fund                                             1,705,607                  809,028
First Trust ISE Cloud Computing Index Fund                                           12,956,319               12,926,035


For the six months ended March 31, 2013, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                    Purchases                  Sales
                                                                              ---------------------    ---------------------
First Trust STOXX(R) European Select Dividend Index Fund                          $  19,302,167            $          --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                13,761,183                       --
First Trust Dow Jones Global Select Dividend Index Fund                             103,793,275               19,104,620
First Trust ISE Global Wind Energy Index Fund                                                --                1,998,559
First Trust ISE Global Engineering and Construction Index Fund                               --                2,150,750
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                     --                1,572,722
First Trust ISE Global Copper Index Fund                                                     --                2,566,279
First Trust ISE Global Platinum Index Fund                                            3,236,447                       --
First Trust BICK Index Fund                                                                  --                9,875,668
First Trust NASDAQ CEA Smartphone Index Fund                                                 --                1,907,040
First Trust NASDAQ Global Auto Index Fund                                             5,060,287                       --
First Trust ISE Cloud Computing Index Fund                                           16,445,540                2,940,044

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of a Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposited Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

                                      FIRST TRUST EXCHANGE-TRADED FUND II
                                          MARCH 31, 2013 (UNAUDITED)

The standard Creation Transaction Fees and the Redemption Transaction Fees are as follows:

                                                                                    Creation                Redemption
                                                                                   Transaction              Transaction
                                                                                      Fees                     Fees
                                                                                 ---------------          ---------------
First Trust STOXX(R) European Select Dividend Index Fund                             $   500                  $   500
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  4,000                    4,000
First Trust Dow Jones Global Select Dividend Index Fund                                1,000                    1,000
First Trust ISE Global Wind Energy Index Fund                                          1,000                    1,000
First Trust ISE Global Engineering and Construction Index Fund                         1,000                    1,000
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 500                      500
First Trust ISE Global Copper Index Fund                                                 500                      500
First Trust ISE Global Platinum Index Fund                                               500                      500
First Trust BICK Index Fund                                                            2,500                    2,500
First Trust NASDAQ CEA Smartphone Index Fund                                           1,000                    1,000
First Trust NASDAQ Global Auto Index Fund                                              1,000                    1,000
First Trust ISE Cloud Computing Index Fund                                               500                      500

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2015.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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ADDITIONAL INFORMATION
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

 BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT
                            (NON-UNITARY FEE FUNDS)

The Board of Trustees of the First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following six series of the Trust (each a "Fund" and collectively, the "Funds"):

    First Trust Stoxx(R) European Select Dividend Index Fund (FDD)
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) First Trust Dow Jones Global Select Dividend Index Fund (FGD)
    First Trust ISE Global Engineering and Construction Index Fund (FLM)
    First Trust ISE Global Wind Energy Index Fund (FAN)
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index
        Fund (GRID)

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2014, for each Fund at a meeting held on March 10-11, 2013. The Board of Trustees determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") compiled by Lipper Inc. ("Lipper"), an independent source (the "Lipper Expense Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's Lipper Expense Group; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and a summary of the Advisor's compliance program. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's investment advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

The Board considered the advisory fees payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through January 31, 2015. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees waived by the Advisor. The Board considered the advisory fees charged by the Advisor to other First Trust ETFs not paying a unitary fee and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the advisory fees charged to the Funds. The Board also reviewed data prepared by Lipper showing the advisory fees and expense ratios of each Fund as compared to each Fund's Lipper Expense Group. Because each Fund's Lipper Expense Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the more relevant data point. Based on the information provided, the Board noted that the total (net) expense ratios of FAN and GRID were below the median total expense ratio of the peer funds in each Fund's respective Lipper Expense Group and that the total (net) expense ratios of FGD, FLM, FFR and FDD were above the median total expense ratio of the peer funds in each Fund's respective Lipper Expense Group. The Independent Trustees discussed with representatives of the Advisor the Advisor's philosophy regarding expense ratios of ETFs it manages, and the limitations in creating a relevant peer group for each Fund, including that (i) some of the Funds are unique in their composition, which makes assembling peers with similar strategies and asset mix difficult and (ii) differences in the net assets of the peer funds as compared to the Funds caused the Funds' fixed expenses to differ on a percentage basis as compared to the peer funds and in some instances caused otherwise relevant peer funds to be omitted from a Fund's peer group. The Board took these limitations into account in considering the Lipper data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. The Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between FDD's, FFR's, FGD's, FLM's and FAN's performance and that of each of their underlying indices. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was consistent with the target set forth in the Fund's prospectus. In addition, the Board reviewed data prepared by Lipper comparing each Fund's performance to a peer group selected by Lipper (the "Lipper Performance Group") and to a broad-based benchmark. In reviewing each Fund's performance as compared to the performance of the Fund's Lipper Performance Group, the Board took into account the limitations described above with respect to creating relevant peer groups for the Funds.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board considered the Advisor's statement that no material economies of scale exist at current Fund asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. Based on the information provided, the Board concluded that the pre-tax profits (if any) estimated to have been realized by the Advisor in connection with the management of each Fund for calendar year 2012 were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)


    BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT (UNITARY FEE FUNDS)

The Board of Trustees of the First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following six series of the Trust (each a "Fund" and collectively, the "Funds"):

    First Trust NASDAQ CEA Smartphone Index Fund (FONE)
    First Trust BICK Index Fund (BICK)
    First Trust ISE Global Copper Index Fund (CU)
    First Trust ISE Global Platinum Index Fund (PLTM)
    First Trust NASDAQ Global Auto Index Fund (CARZ)
    First Trust ISE Cloud Computing Index Fund (SKYY)

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2014, for each Fund at a meeting held on March 10-11, 2013. The Board of Trustees determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee for each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") compiled by Lipper Inc. ("Lipper"), an independent source (the "Lipper Expense Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's Lipper Expense Group; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and a summary of the Advisor's compliance program. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

The Board considered the unitary fee payable by each Fund under the Agreement, noting that four of the Funds pay the Advisor a fee equal to an annual rate of 0.70% of their average daily net assets (with a fee of 0.64% for BICK and 0.60% for SKYY) and that the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board compared each Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, and to the advisory fees charged by the Advisor to other advisory clients with investment objectives and policies similar to the Funds'. The Board also reviewed data prepared by Lipper showing the unitary fee for each Fund as compared to each Fund's Lipper Expense Group. Because not all of the peer funds in the Funds' Lipper Expense Groups pay a unitary fee, the Board determined that expense ratios were the most relevant data point. Based on the information provided, the Board noted that the unitary fees for BICK and SKYY were at or below the median total expense ratio of the peer funds in each Fund's respective Lipper Expense Group and that the unitary fees for FONE, CU, PLTM and CARZ were above the median total expense ratio of the peer funds in each Fund's respective Lipper Expense Group. The Independent Trustees discussed with representatives of the Advisor the Advisor's philosophy regarding expense ratios/unitary fees of ETFs it manages, and the limitations

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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

in creating a relevant peer group for each Fund, including that (i) some of the Funds are unique in their composition, which makes assembling peers with similar strategies and asset mix difficult and (ii) differences in the net assets of the peer funds as compared to the Funds caused the Funds' fixed expenses to differ on a percentage basis as compared to the peer funds and in some instances caused otherwise relevant peer funds to be omitted from a Fund's peer group. The Board took these limitations into account in considering the Lipper data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. The Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between BICK's, PLTM's and CARZ's performance and that of each of their underlying indices. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was consistent with the target set forth in the Fund's prospectus. In addition, the Board reviewed data prepared by Lipper comparing each Fund's performance to a peer group selected by Lipper (the "Lipper Performance Group") and to a broad-based benchmark. In reviewing each Fund's performance as compared to the performance of the Fund's Lipper Performance Group, the Board took into account the limitations described above with respect to creating relevant peer groups for the Funds.

On the basis of all the information provided on the unitary fee and performance of each Fund, the Board concluded that the unitary fee for each Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board considered the Advisor's statement that no material economies of scale exist at current Fund asset levels. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides certainty in expenses for the Funds. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. Based on the information provided, the Board concluded that the pre-tax profits (if any) estimated to have been realized by the Advisor in connection with the management of each Fund for calendar year 2012 were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

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RISK CONSIDERATIONS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND II.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on an exchange may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

Each Fund's shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of its corresponding index for a number of reasons. For example, the Funds incur operating expenses not applicable to their corresponding indexes, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of its corresponding index. In addition, each Fund's portfolio holdings may not exactly replicate the securities included in its corresponding index or the ratios between the securities included in such index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from a Fund's corresponding index.

Each Fund relies on a license and related sublicense that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is also no guarantee that an index provider has all rights to lease intellectual property on behalf of a Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant impact on the operation of the affected Fund.

Each Fund will be concentrated in the securities of a given industry if the Fund's corresponding index is concentrated in such individual industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than less controlled funds.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of its index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Funds may invest a relatively high percentage of their assets in a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence affecting one or more of these and to the issuers, experience increased volatility and be highly concentrated in certain issues.

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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

Each Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Because each Fund's NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

Certain Funds may hold securities of certain non-U.S. companies in the form of depositary receipts. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Certain Funds may invest in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Each Fund may invest in companies that are considered to be PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, such Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. Such Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

Certain Funds may lend securities representing up to 20% of the value of their total assets to broker-dealers, banks, and other institutions to generate additional income. Under these Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes a payment of the same amount to the fund. Dividends, if they constitute "qualified dividends," are taxable at the same rate as long-term capital gains. These payments made by borrowers, however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if the Fund had not loaned its portfolio securities.

The First Trust STOXX(R) European Select Dividend Index Fund invests in securities issued by companies operating in Europe. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings. A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank.

Because the First Trust STOXX(R) European Select Dividend Index Fund invests a significant portion of its assets in companies that are domiciled in the United Kingdom, the Fund is particularly sensitive to political, economic and social conditions in that country. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in the United Kingdom.

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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in securities issued by companies operating in Asia and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of nonperforming loans. The Japanese economy labors under a heavy government budget deficit and historically low interest rates. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy, and may continue to do so.

The First Trust BICK Index Fund, the First Trust STOXX(R) European Select Dividend Index Fund and the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Fund invest in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

The First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust ISE Global Wind Energy Index Fund and First Trust STOXX(R) European Select Dividend Index Fund invest in the securities of companies in the industrials sector. Many companies in this sector convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in this sector are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Dow Jones Global Select Dividend Index Fund invests in companies in the telecommunication sector. Telecommunication companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in companies in the real estate industry, including REITs and therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. The Fund may also be impacted by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. Because the Fund invests in REITs it is subject to certain other risks related to REIT structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self liquidation of one or more holdings, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund is also subject to interest rate risk. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

The First Trust ISE Global Wind Energy Index Fund invests in wind energy companies. Wind energy companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. In addition, the Fund may include companies affected by industry consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. They may also be significantly affected by overall capital spending levels, economic cycles, delays in modernization, labor relations, government regulations and e-commerce initiatives.

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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

The First Trust ISE Global Wind Energy Index Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

Whether or not the equity securities in the First Trust ISE Global Wind Energy Index Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Fund may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

The First Trust ISE Global Engineering and Construction Index Fund invests in the securities of engineering and construction companies. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust ISE Global Engineering and Construction Index Fund and First Trust NASDAQ Global Auto Index Fund invest in the stock of companies operating in Japan. Because Japan's economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy, and may continue to do so.

The First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund invests in the securities of smart grid companies. Smart grid companies can be negatively affected by high costs of research and development, high capital requirements for implementation, uncertain government regulations and input, limited ability of industrial and utility companies to quickly transform their businesses in order to implement new technologies and uncertainty of the ability of new products to penetrate established industries. Smart grid companies are often reliant upon contracts with government and commercial customers which may expire from time to time. Such companies are also affected by the general business conditions within the industrial, utility, information technology and telecommunications sectors and the overall global economy.

The First Trust ISE Global Copper Index Fund and the First Trust ISE Global Platinum Index Fund invest in the securities of companies in the materials sector. General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

The First Trust ISE Global Copper Index Fund may be adversely affected by a decrease in the worldwide demand and price of copper. Various factors may lead to a decreased demand and price of copper. As an industrial metal, the demand for and price of copper may be negatively impacted by a decreased level of industrial activity using copper. Other factors include the availability of substitutes such as man-made or synthetic substitutes, disruptions in the supply chain, from mining to storage to smelting or refining, adjustments to inventory, variations in production costs, including storage, labor and energy costs, costs associated with regulatory compliance, including environmental regulations and changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

The First Trust ISE Global Copper Index Fund may be significantly impacted by the risks associated with the copper mining companies including competitive pressures in the copper mining business and the price of copper. Because more than half of the world's copper production occurs in the United States, Chile, Canada, Russia and Zambia, the Fund's share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's share price may experience volatility because the price of copper may fluctuate substantially over short periods of time. Moreover, the index tracks companies involved in the copper mining business and not the price of copper. The securities of companies involved in the copper mining business may under- or over-perform the price of copper over the short-term or the long-term.

The First Trust ISE Global Copper Index Fund invests in the securities of companies that are domiciled in Canada. The Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals and energy-related products. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada's major industries may have a negative impact on the overall Canadian economy and the Shares of the Fund.

The First Trust ISE Global Copper Index Fund invests in the securities of companies that are domiciled in the United Kingdom, the Fund is particularly sensitive to political, economic and social conditions in that country. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in the United Kingdom.

The First Trust ISE Global Platinum Index Fund may be adversely affected by a decrease in the worldwide demand and price of platinum group metals ("PGMs"). Various factors may lead to a decreased demand and price of PGMs. An increase in the level of hedge activity of PGM-producing companies could cause a decline in world PGM prices. A significant negative change in the attitude of speculators and investors towards PGMs could cause a decline in world PGM prices. A widening of interest rate differentials between the cost of money and the cost of PGMs could also negatively affect the price of PGMs which, in turn, could negatively affect the price of the Shares. In addition, automobile components that use PGMs account for a significant percentage of the global demand for PGMs. Because of the decline in demand and reduction in sales experienced by the global automotive industry, the price of PGMs may be negatively affected. PGM companies are also subject to risks associated with the exploration, development and production of PGMs, including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs and political unrest in nations where sources of PGMs are located, particularly Russia and South Africa.

The First Trust ISE Global Platinum Index Fund may be significantly impacted by the risks associated with the PGM companies including competitive pressures in the PGM mining business and the price of PGMs. Because a vast majority of the world's PGM production occurs in Russia and South Africa, the Fund's Share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's Share price may experience volatility because the price of PGMs may fluctuate substantially over short periods of time. Moreover, the Index tracks companies involved in the PGM mining business and not the price of PGMs. The securities of companies involved in the PGM mining business may under- or over-perform the price of PGMs over the short-term or the long-term.

Because a significant percentage of the world's PGM mining takes place in Russia, the First Trust ISE Global Platinum Index Fund is particularly sensitive to political and economic conditions in that country. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in Russia.

Because a significant percentage of the world's PGM mining takes place in South Africa, the First Trust ISE Global Platinum Index Fund is particularly sensitive to political and economic conditions in that country. South Africa has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, racial tensions and other domestic concerns. These situations may cause uncertainty in the South African market and may adversely affect the performance of the South African economy.

The First Trust BICK Index Fund invests in common stock and depositary receipts of companies that are domiciled in Brazil. If a holder of depositary receipts exchanges its interest in the depositary receipts for the underlying shares, it may risk losing the ability to remit foreign currency abroad and certain Brazilian tax advantages. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

The First Trust BICK Index Fund invests in depositary receipts of companies that are domiciled in India. Investment restrictions in India may limit the ability to convert equity shares into depositary receipts and vice versa. These restrictions may cause equity shares of the underlying issuer to trade at a premium or discount to the market price of the depositary receipt. Investing in securities of Indian companies involves additional risks, including, but not limited to: greater price volatility; substantially less liquidity and significantly smaller market capitalization of securities markets; more substantial governmental involvement in the economy; higher rates of inflation; and greater political, economic and social uncertainty. Government controls have been reduced on imports and foreign investment, and privatization of domestic output has proceeded slowly. The rapid economic growth of the last few years has put heavy stress on India's infrastructural facilities. Furthermore, although the Indian government is well aware of the need for reform and is pushing ahead in this area, businesses still have to deal with an inefficient and sometimes slow-moving bureaucracy.

The First Trust BICK Index Fund invests in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies.

The First Trust BICK Index Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea's economy is also dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low cost emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula.

The First Trust NASDAQ CEA Smartphone Index Fund invests in securities of companies in the smartphone industry. The smartphone industry is characterized by intense competition and new market entrants, which could negatively impact profit margins and overall revenues of the companies involved in the industry. Smartphone companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Smartphone companies are affected by high and continuing costs of research and development due to quickly evolving technologies. Smartphone companies are often reliant upon the relationships with third-parties, which can be unpredictable. Additionally, the smartphone industry is in the early stages of development and can be extremely volatile.

The First Trust NASDAQ Global Auto Index Fund invests in consumer discretionary companies, which manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace. Furthermore, the automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major automotive manufacturers are large, financially strong companies, certain others may be nondiversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2013 (UNAUDITED)

The First Trust ISE Cloud Computing Index Fund invests in securities of companies engaged in the cloud computing industry, including companies that provide remote computation, software, data access and storage services. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by cloud computing companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Also, the business models employed by the companies in the cloud computing industry may not prove to be successful.

The First Trust ISE Cloud Computing Index Fund and First Trust NASDAQ CEA Smartphone Index Fund invest in the securities of technology companies. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Furthermore, the First Trust ISE Cloud Computing Index Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

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FIRST TRUST

First Trust Exchange-Traded Fund II

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund II
             -----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date  May 21, 2013
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date  May 21, 2013
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date  May 21, 2013
     ---------------------

* Print the name and title of each signing officer under his or her signature.